UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2020
Columbia Multi Strategy Alternatives Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Multi Strategy Alternatives Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Multi Strategy Alternatives Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with absolute (positive) returns over a complete market cycle.
Portfolio management
Columbia Management Investment Advisers, LLC
Joshua Kutin, CFA
Matthew Ferrelli, CFA
Dan Boncarosky, CFA
Brian Virginia
Corey Lorenzen, CFA
Jason Callan
Tom Heuer, CFA
Ryan Osborn, CFA
AQR Capital Management, LLC
Jordan Brooks, Ph.D.
David Kupersmith
Lars Nielsen
Ashwin Thapar
QMA LLC
Marco Aiolfi, Ph.D.
Yesim Tokat-Acikel, Ph.D.
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	01/28/15	-6.58	-6.11	-6.00
	Including sales charges		-11.90	-7.21	-7.04
Advisor Class		01/28/15	-6.27	-5.87	-5.76
Class C	Excluding sales charges	01/28/15	-7.27	-6.81	-6.70
	Including sales charges		-8.20	-6.81	-6.70
Institutional Class		01/28/15	-6.28	-5.89	-5.78
Institutional 2 Class		01/28/15	-6.25	-5.79	-5.68
Institutional 3 Class		01/28/15	-6.11	-5.72	-5.62
Class R		01/28/15	-6.77	-6.34	-6.24
FTSE One-Month U.S. Treasury Bill Index			1.57	1.08	1.02
HFRX Global Hedge Fund Index			2.95	0.11	0.62
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to October 1, 2019 reflects returns achieved by the Investment Manager according to different principal investment strategies. If the Fund’s current management and strategies had been in place for the prior periods, results shown may have been different.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of one-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (January 28, 2015 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi Strategy Alternatives Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2020)
Asset-Backed Securities — Non-Agency	5.0
Commercial Mortgage-Backed Securities - Agency	0.2
Commercial Mortgage-Backed Securities - Non-Agency	5.3
Money Market Funds	39.1
Options Purchased Puts	0.0(a)
Residential Mortgage-Backed Securities - Agency	24.8
Residential Mortgage-Backed Securities - Non-Agency	10.6
Treasury Bills	15.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at May 31, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	958.6	(851.1)	107.5
Commodities Derivative Contracts	15.3	(32.0)	(16.7)
Equity Derivative Contracts	86.2	(86.0)	0.2
Foreign Currency Derivative Contracts	764.5	(755.5)	9.0
Total Notional Market Value of Derivative Contracts	1,824.6	(1,724.6)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Manager Discussion of Fund Performance
To reflect strategy enhancements and broader diversification, the Fund was renamed as Columbia Multi Strategy Alternatives Fund effective August 1, 2019.
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. Effective September 24, 2019, subadvisers AQR Capital Management, LLC (AQR) and QMA LLC (QMA) each began managing a portion of the Fund. As of May 31, 2020, CMIA, AQR and QMA managed approximately 50.3%, 25.5% and 24.2% of the portfolio, respectively.
For the 12 months that ended May 31, 2020, the Fund’s Class A shares returned -6.58% excluding sales charges. To compare, the FTSE One-Month U.S. Treasury Bill Index returned 1.57% and the HFRX Global Hedge Fund Index returned 2.95% over the same time period. As an absolute return fund, it employs a benchmark agnostic strategy and therefore comparisons to the FTSE One-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index are for information purposes only.
Market overview
The annual period ended May 31, 2020 saw a market environment that enjoyed positive absolute returns in many asset classes through its first eight months. Then, fears of the rippling effects of the global COVID-19 pandemic on the economy, on corporate earnings and more began to impact investor sentiment and roil the markets in February 2020. The sell-off within the U.S. equity markets was swift, with the S&P 500 Index recording its fastest 30% decline in history, taking only 22 trading days from the record high it had reached on February 19, 2020. The steep drop was followed by a 12.82% gain in April 2020, the best monthly return for the S&P 500 Index since 1987 and a 4.76% gain in May 2020.
Within the U.S. equity market, there was a massive difference in performance between value and growth equities, with the Russell 1000 Growth Index posting a return of 26.25% as compared to the -1.64% return of the Russell 1000 Value Index for the 12-month period. International equities were weaker overall than U.S. equities. The MSCI EAFE Index (Net), representing developed international equities, posted a return of -2.81%, and emerging markets equities struggled even more, with the MSCI Emerging Markets Index (Net) generating a return of -4.39%.
As U.S. equities sold off in the first quarter of 2020, investors engaged in a “flight to quality,” and the fixed-income asset class overall outperformed equities both for the quarter and for the 12-month period. Indeed, more traditional fixed-income returns were among the best in the capital markets. The Bloomberg Barclays Global Aggregate Index, a broad proxy for the global fixed-income market, posted a return of 5.59% for the 12-month period, led by U.S. Treasuries. The Bloomberg Barclays Treasury Index rose 11.36% for the 12-month period. Securitized bonds and long maturity investment-grade corporate bonds also posted strong returns, as measured by the 6.02% return of the Bloomberg Barclays MBS 15 Year Index and the Bloomberg Barclays U.S. Corporate Bond Index, which returned 10.03%. In contrast, high-yield corporate bonds and emerging markets bonds, like equities, posted positive absolute returns through the first eight months of the period but then experienced significant losses. High-yield corporate bonds, as measured by the ICE BofA U.S. High Yield Constrained Index, edged out a 0.30% return and emerging markets bonds, as measured by the JPMorgan Emerging Markets Bond Index-Global, returned 1.65% for the period.
Returns of inflation-hedging asset classes were mixed. Real estate investment trusts (REITs) posted strong returns for the first eight months of the period but subsequently gave back those gains and more, resulting in a -14.55% return for the FTSE Nareit Equity REITs Index for the period. Commodities were also sharply negative, with the Bloomberg Commodity Index Total Return posting a -17.05% return over the annual period. Conversely, global inflation-linked bonds, measured by the Bloomberg Barclays Global Inflation Linked Bond Index (Unhedged), returned 5.73% over the one-year period.
Fund changes
At the start of the 12-month period, the Fund was managed entirely by CMIA. The Fund was transitioned from a core, liquid alternative risk premia-based strategy managed internally by CMIA, to a multi-manager strategy utilizing a combination of six different internally and externally managed alternative investment strategies. The strategies managed by AQR and QMA are global macro investment strategies, using a blend of quantitative and fundamental analysis and insights, with the aim of delivering strong risk-adjusted returns with low correlation to traditional asset classes.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
CMIA: To begin the period, the Fund was 100% allocated to alternative beta strategies. Alternative beta strategies represent those strategies associated with the systematic risks embedded in capital markets and are driven primarily by: 1) academically-supported forms of risk premia (e.g., value, momentum or quality) and 2) investor-based behavioral biases, industry needs, structures and constraints (e.g., short volatility or commodity curve). In implementing these alternative beta strategies, the Fund maintains a multi-asset class, multi-style portfolio invested across specific risk premia styles in equity, fixed income, credit, currency, commodity and volatility-based strategies. Early in the period, however, we added three existing internal strategies to accompany a reduced weighting for the existing alternative beta strategy. These internal strategies were intended to represent approximately 50% of assets in our portion of the Fund’s portfolio:
1. The Mortgage Opportunities strategy runs in a manner substantially similar to Columbia Mortgage Opportunities Fund, utilizing the same process, strategy and portfolio management team. The strategy seeks total return, consisting of long-term capital appreciation and current income by investing across a broad spectrum of mortgage-related assets and asset backed securities, tactically allocating to high-quality agency mortgage-backed securities as well as higher yielding non-agency residential and commercial mortgage backed securities and asset backed securities, all based on a value-driven process.
2. The G10 Currency strategy carries a long-standing process that seeks positive absolute return. Returns result from income produced by short-term debt obligations and currency-linked derivatives based on value fluctuations of major foreign currencies relative to the dollar.
3. The Global Tactical Asset Allocation (GTAA) strategy is a rules-based, top-down multi-factor strategy designed to identify opportunities in liquid equity and fixed-income markets. It is intended to be non-directional to underlying traditional markets. The strategy is run by the Columbia Threadneedle Global Asset Allocation team using models that are based on over two decades of research.
Contributors and detractors
The Fund’s portfolio turnover for the 12-months ended May 31, 2020 was 789%.
CMIA: Several market factors contributed to our portion of the Fund’s negative performance during the 12-month period. The COVID 19 market sell-off, concerns related to Brexit (the U.K.’s departure from the European Union), low interest rates that were down over the year, negative commodity performance and negative market dynamics within the structured asset markets created a tough environment for our underlying mortgage strategy.
Our portion of the Fund had positive contributions from its G10 Currency strategy, which is a long/short quantitative currency trading strategy, as well as from its GTAA strategy. Strategies within our portion of the Fund that detracted from results during the 12-month period included the Alternative Risk Premia strategy, a multi-asset class, multi-style portfolio invested across specific risk premia styles in equity, fixed income, credit, currency, commodity and volatility-based strategies, and the Mortgage Opportunities strategy.
AQR: We began managing a portion of the Fund’s portfolio on September 24, 2019. From that date through May 31, 2020, our portion of the Fund’s portfolio underperformed the FTSE One-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index. Positive performance for the period was driven primarily by 2019 returns, particularly systematic equity and fixed-income strategies, which were largely driven by value factors. These gains, however, were offset in the first quarter by losses in our systematic developed equity strategies. The final two months of the period were positive, bringing overall performance for our reporting period to roughly flat, with asset level gains led by fixed income and equities.
Our Global Macro investment strategy seeks to deliver strong risk-adjusted returns that can be diversifying to both traditional and alternative investments. We believe that financial markets tend to underreact to changes in macroeconomic fundamentals. Our strategy tends to be positioned with long assets for which macroeconomic fundamentals are improving and short assets for situations where macroeconomic fundamentals are deteriorating. Macroeconomic trends are evaluated across multiple dimensions, utilizing both quantitative and discretionary inputs. We consider momentum, value, carry and defensive indicators of attractiveness, as well as other signals in security selection and trade in over 100 individual markets across approximately 30 countries.
6	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Among systematic views, notable contributors included developed yield curve strategies, particularly interest rate swap steepeners in the U.S. and U.K. against flatteners in the eurozone and Sweden, and emerging equity market strategies, particularly relative value long exposure to Korean equities and short exposures to Singaporean and Thai equity markets. From a factor perspective, value and momentum contributed to performance.
For discretionary views, positive performance came from positions spread across asset classes, such as fixed-income, currencies, equities and commodities. A discretionary U.S. steepened position added to returns as expectations for increased long-term bond issuance pushed up longer term Treasury yields. A steepened position is a strategy that uses derivatives to hedge against a widening yield curve. Discretionary trading benefited in the recent environment as defensive positioning initiated during the onset of the COVID-19 crisis became more positive on risk given the stimulus efforts from global fiscal and monetary authorities. The largest position-level contributors during our reporting period were short exposure to the Norwegian krone, short exposure to eurozone and Swedish 2-year interest rates and long directional exposure to U.S. equities.
Within systematic views, developed equity strategies were the largest detractors. Long positions in the eurozone and Spanish equities suffered losses as Europe became the epicenter of the COVID-19 pandemic in February and March 2020, resulting in equity market underperformance relative to other regions. A relative value short in Swiss equities also detracted, as that market’s defensive composition and large pharmaceutical weight drove relative outperformance. Tactical long positions in developed equity indexes detracted from returns in the first quarter of 2020 as the global spread of COVID-19 and associated economic disruptions led to a severe sell-off in global equities. From a factor perspective, carry (notably in fixed income and currency strategies) and fundamental momentum (mostly in equity strategies) detracted, partially offset by gains from value and momentum factors. The largest position-level detractors during the period were long exposure to Japanese interest rates, long exposure to German bonds and short exposure to Swiss equities.
The systematic components of our Global Macro investment strategy determine desired positions by processing large quantities of economic and financial data on a daily basis. This process is meant to capture both idiosyncratic changes in country-level fundamentals as well as broad shifts in the global economic environment. The emergence of COVID-19 in February and March 2020 impacted many quantitative signals, particularly those measuring trends in the business cycle, macro sentiment and monetary policy. These developments resulted in a shift toward more negative directional views on commodities and more positive directional views on fixed income.
Similarly, discretionary views responded to a number of qualitative catalysts during the period, but the emergence of the COVID-19 pandemic and associated economic impacts had the most profound influence on positioning, including a bearish view on U.S. equities in February, short views on crude oil in March and April, bearish views on the Canadian dollar and British pound in March and U.S. yield curve steepeners in March, April and May.
QMA: We began managing a portion of the Fund’s portfolio on September 24, 2019. From that date through May 31, 2020, our portion of the Fund’s portfolio underperformed the FTSE One-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index.
We believe that persistent return opportunities are generated by risk premia and mispricings. Further, we believe that a systematic framework using a mix of fundamental and market-based factors can identify those investment opportunities. We use a fundamental understanding of the drivers of returns to determine what we believe to be the most suitable set of factors for each asset class. We evaluate five factor categories (sentiment, valuation, risk/quality, growth and carry) across global equity markets, fixed income, currencies and commodities. In our Global Macro strategy, we have developed six independent absolute return strategies that seek to harvest these investment opportunities. We believe our approach is sustainable and robust consistent with the regular variable in prices relative to fundamentals that occur over a business cycle.
Our portion of the Fund’s portfolio underperformed during our reporting period, due to three components. The largest detractor was our relative value positioning within our Currency sub-strategy, which experienced losses on the New Zealand dollar, Canadian dollar and Norwegian krone. Our relative value Global Bonds sub-strategy also detracted, driven by our positioning in Canadian bonds. Carry and risk factor exposures experienced negative returns due mainly to the swift change in sentiment due to the COVID-19 pandemic. Finally, our portion of the Fund experienced negative contributions from our Directional sub-strategy, which takes views across asset classes, driven largely by positioning in equity markets.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
The Carry factor was the most consistent detractor to our portion of the Fund’s portfolio, having negative contribution in all sub-models where we use it as a factor (Bond Country Selection, Commodity Selection and Currency Selection). Bond Country Selection and Currency Selection also suffered from losses from our Risk factor. Commodity Selection also had negative contribution from the Sentiment factor. Equity Country Selection had losses from the Growth and Value factors. Our Directional sub-strategy suffered primarily from our Risk factor. The three biggest detractors from performance over the period were U.S. equity futures, Japanese equity futures and Canadian bond futures.
Our Commodity Selection sub-strategy benefited primarily from strong performance from the Risk factor, and the Currency Selection sub-strategy benefited most from the Value Factor. Our Directional sub-strategy and Equity Country Selection both had strong contributions from the Sentiment Factor. The three most significant positive contributors to performance over the period were gasoline futures, Canadian equity futures and Mexican equity futures.
Our Global Macro strategy employs approximately 60 macroeconomic, valuation and market-based inputs to inform our positioning. These include yield curve positioning, interest rates, credit spreads, cross asset class volatility measures, forecast economic growth and price trends, among others. During our reporting period, our inputs led us to take on an increasingly “risk on” position from the fourth quarter of 2019 through the middle of February 2020. Our positioning was beneficial during this time. The significant deterioration in market sentiment coincident with the onset of the COVID-19 pandemic in the second half of the first quarter of 2020 was detrimental to our performance given the "risk on" positioning. Our pivot to more defensive positioning, as informed by our inputs, resulted in positive performance in April and negative performance in May when risky assets rallied, shrugging off concerns about the COVID-19 crisis.
Derivatives usage
CMIA: Our portion of the Fund utilizes derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset or index. During the period, the Fund used tri-party swap agreements with a small group of approved counterparty bank providers to more efficiently and cost effectively manage its exposures. These flexible structures, which allow for direct and highly versatile portfolio management applications, detracted from the Fund’s results during the period.
AQR: Our Global Macro investment strategy is implemented using derivative instruments to generate economic exposures that target a certain level of volatility. Our portion of the Fund invests in liquid derivatives including global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts and interest rate swaps across four major asset classes: commodities, currencies, fixed income and equities. It is our view that derivatives offer the most liquid, lowest cost and efficient way to gain diversified exposure across asset classes.
QMA: Our Global Macro strategy is 100% invested through derivatives.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets and involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above average-tolerance for risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The sales price the Fund (or its underlying investments) could receive for any particular investment may differ from the Fund’s (or underlying investments’) valuation of the investment. As a non-diversified fund, fewer investments could have a greater effect on performance. Frequent trading may result in taxable gains or higher transaction costs, reducing the Fund’s return. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	944.40	1,018.55	6.14	6.37	1.27
Advisor Class	1,000.00	1,000.00	944.90	1,019.79	4.93	5.12	1.02
Class C	1,000.00	1,000.00	940.20	1,014.82	9.74	10.12	2.02
Institutional Class	1,000.00	1,000.00	946.10	1,019.79	4.94	5.12	1.02
Institutional 2 Class	1,000.00	1,000.00	946.30	1,020.09	4.65	4.82	0.96
Institutional 3 Class	1,000.00	1,000.00	946.50	1,020.39	4.36	4.52	0.90
Class R	1,000.00	1,000.00	942.50	1,017.40	7.24	7.52	1.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	9

Consolidated Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 6.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2020-2 Class D
05/13/2026	5.650%	2,000,000	1,999,920
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	2.669%	2,500,000	2,415,838
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	1,000,000	958,756
Series 2019-B Class C
10/15/2026	4.540%	3,000,000	2,407,427
Series 2020-REV1 Class B
05/15/2029	2.680%	496,000	437,101
Subordinated Series 2018-A Class B
12/15/2022	3.950%	399,935	399,777
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	2.585%	2,500,000	2,390,733
Conn’s Receivables Funding LLC(a)
Series 2019-B Class B
06/17/2024	3.620%	1,000,000	922,460
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	804,875	792,950
ENVA LLC(a)
Series 2019-A Class B
06/22/2026	6.170%	500,000	472,037
Series 2019-A Class C
06/22/2026	7.620%	200,000	171,443
LendingClub Receivables Trust(a)
Series 2019-3 Class A
10/15/2025	3.750%	1,617,055	1,603,534
Series 2019-5 Class A
12/15/2045	3.750%	1,673,048	1,659,330
Series 2019-7 Class A
01/15/2027	3.750%	704,377	701,892
Series 2020-T1 Class A
02/15/2046	3.500%	934,822	930,907
LendingClub Receivables Trust(a),(c),(d)
Series 2020-2 Class R
02/15/2046	0.000%	85,000	892,500
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	2.885%	7,000,000	6,821,283
Ocwen Master Advance Receivables Trust(a)
Series 2019-T1 Class DT1
08/15/2050	3.107%	1,125,000	1,119,929
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class B
11/16/2026	5.625%	1,100,000	981,447
Prosper Pass-Through Trust(a),(c)
Series 2019-ST2 Class A
11/15/2025	3.750%	1,597,616	1,533,712
SoFi Consumer Loan Program LLC(a),(c),(d),(e)
Series 2016-4 Class R
11/25/2025	0.000%	100,000	770,900
SoFi Consumer Loan Program Repack Trust(a),(c),(e)
Series 2018-4 Class R1A
12/01/2027	2.000%	260,895	247,850
Series 2019-1 Class R1A
03/01/2028	2.000%	371,812	353,221
Series 2019-2 Class R1A
04/28/2028	2.000%	343,787	326,597
Series 2019-3 Class R1A
05/30/2028	2.000%	335,138	318,381
Upgrade Receivables Trust(a)
Series 2019-2A Class B
10/15/2025	3.510%	4,769,000	4,608,046
Subordinated Series 2019-2A Class C
10/15/2025	4.450%	2,000,000	1,747,973
Total Asset-Backed Securities — Non-Agency (Cost $40,204,468)			37,985,944

Commercial Mortgage-Backed Securities - Agency 0.2%

Government National Mortgage Association(f),(g)
Series 2019-102 Class IB
03/16/2060	0.899%	2,818,518	213,417
Series 2019-109 Class IO
04/16/2060	0.835%	4,949,109	338,657
Series 2019-131 Class IO
07/16/2061	0.931%	4,965,012	367,673
Series 2020-19 Class IO
12/16/2061	1.012%	3,477,164	290,729
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-3 Class IO
02/16/2062	0.951%	3,984,468	299,033
Total Commercial Mortgage-Backed Securities - Agency (Cost $1,675,464)			1,509,509

Commercial Mortgage-Backed Securities - Non-Agency 6.4%

BAMLL Commercial Mortgage Securities Trust(a),(f)
Subordinated Series 2013-WBRK Class E
03/10/2037	3.652%	500,000	373,484
BAMLL Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2018-DSNY Class D
1-month USD LIBOR + 1.700% Floor 1.700% 09/15/2034	1.884%	2,065,000	1,830,156
Subordinated Series 2019-RLJ Class C
1-month USD LIBOR + 1.600% Floor 1.600% 04/15/2036	1.784%	1,250,000	1,019,528
BBCMS Trust(a),(b)
Series 2018-BXH Class A
1-month USD LIBOR + 1.000% Floor 1.000% 10/15/2037	1.184%	207,394	187,482
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.134%	1,500,000	954,337
BFLD(a),(b)
Series 2019-DPLO Class G
1-month USD LIBOR + 3.190% Floor 3.190% 10/15/2034	3.374%	1,000,000	621,122
BX Trust(a),(b)
Series 2018-GW Class D
1-month USD LIBOR + 1.770% Floor 1.770% 05/15/2037	1.954%	375,000	321,012
Series 2019-ATL Class E
1-month USD LIBOR + 2.237% Floor 2.237% 10/15/2036	2.420%	2,000,000	1,614,635
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	1,350,000	1,184,625
BX Trust(a),(f)
Subordinated Series 2019-OC11 Class D
12/09/2041	4.076%	500,000	450,636
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class A
1-month USD LIBOR + 0.931% Floor 0.931% 11/15/2036	1.114%	2,100,000	1,970,081
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	1.684%	1,000,000	907,510
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	2.905%	700,000	505,987
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	3.601%	1,350,000	880,558
COMM Mortgage Trust(a),(f)
Series 2020-CBM Class F
02/10/2037	3.633%	2,200,000	1,639,000
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.800% 11/15/2036	3.925%	1,750,000	1,465,195
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	4,500,000	3,282,170
CSMC Trust(a),(f)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.393%	600,000	371,245
Hilton U.S.A. Trust(a),(f)
Series 2016-HHV Class F
11/05/2038	4.194%	3,000,000	2,301,092
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	2,200,000	2,013,835
Home Partners of America Trust(a)
Series 2019-2 Class F
10/19/2039	3.866%	354,801	305,849
Invitation Homes Trust(a),(b)
Subordinated Series 2018-SFR3 Class E
1-month USD LIBOR + 2.000% Floor 2.000% 07/17/2037	2.172%	2,000,000	1,885,895
JPMorgan Chase Commercial Mortgage Securities Trust(a),(f)
Subordinated Series 2016-WIKI Class E
10/05/2031	4.009%	783,000	655,118

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	11

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2018-ASH8 Class F
1-month USD LIBOR + 4.000% Floor 3.800% 02/15/2035	4.184%	1,000,000	655,349
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class E
11/10/2036	3.177%	600,000	468,527
Morgan Stanley Capital I Trust(a),(b)
Subordinated Series 2017-ASHF Class E
1-month USD LIBOR + 3.150% Floor 3.150% 11/15/2034	3.334%	500,000	352,476
Progress Residential Trust(a)
Series 2018-SF3 Class B
10/17/2035	4.079%	2,000,000	2,048,252
Series 2019-SFR3 Class F
09/17/2036	3.867%	6,700,000	6,174,138
Series 2020-SFR1 Class F
04/17/2037	3.431%	575,000	492,421
Subordinated Series 2019-SFR3 Class E
09/17/2036	3.369%	1,000,000	938,625
Progress Residential Trust(a),(h)
Subordinated Series 2020-SFR2 Class F
06/18/2037	6.152%	500,000	487,647
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.750% Floor 0.750% 12/15/2034	0.934%	1,200,000	1,132,985
Series 2020-SDAL Class E
1-month USD LIBOR + 2.740% Floor 2.740% 02/15/2037	2.924%	1,000,000	772,999
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $45,732,055)			40,263,971

Residential Mortgage-Backed Securities - Agency 29.9%

Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.909%	1,900,000	511,813
Federal National Mortgage Association(b),(g)
CMO Series 2016-53 Class AS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.832%	25,364,995	4,852,620
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-38 Class WS
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 06/25/2050	4.700%	4,705,000	964,525
Government National Mortgage Association(b),(g)
CMO Series 2019-120 Class CS
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	3.229%	46,435,998	3,580,476
CMO Series 2019-98 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 08/20/2049	5.929%	21,640,466	3,798,568
Government National Mortgage Association(g)
CMO Series 2019-129 Class AI
10/20/2049	3.500%	3,900,980	479,821
Government National Mortgage Association TBA(h)
06/22/2050	2.500%	30,000,000	31,562,109
06/22/2050	3.000%	24,000,000	25,406,250
Uniform Mortgage-Backed Security TBA(h)
06/11/2050	2.500%	85,000,000	88,190,820
06/11/2050	3.000%	28,000,000	29,456,875
Total Residential Mortgage-Backed Securities - Agency (Cost $188,557,481)			188,803,877

Residential Mortgage-Backed Securities - Non-Agency 12.8%

Bayview Opportunity Master Fund Trust(a),(f)
CMO Series 2020-RN1 Class A1
02/28/2035	3.228%	225,964	217,827
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	1.518%	2,481,960	2,385,056
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.768%	5,000,000	4,531,201
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	1.918%	1,500,000	1,382,022
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	2.668%	200,000	175,600
BRAVO Residential Funding Trust(a),(f)
CMO Series 2019-NQM1 Class B1
07/25/2059	4.006%	4,782,000	4,354,701

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-NQM1 Class M1
07/25/2059	2.997%	2,512,500	2,313,225
CMO Series 2019-NQM2 Class B1
11/25/2059	3.954%	1,000,000	834,372
Citigroup Mortgage Loan Trust, Inc.(a),(f)
CMO Series 2019-IMC1 Class M1
07/25/2049	3.170%	4,500,000	4,099,868
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class B1
1-month USD LIBOR + 9.250% 11/25/2039	9.418%	1,000,000	465,690
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.318%	678,340	564,056
CSMC Trust(a)
CMO Series 2018-RPL7 Class A1
08/26/2058	4.000%	1,768,916	1,726,900
CMO Series 2020-RPL2 Class A12
02/25/2060	3.578%	1,995,960	1,991,142
Deephaven Residential Mortgage Trust(a)
CMO Series 2018-1A Class B1
12/25/2057	4.340%	500,000	421,925
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.968%	4,210,953	4,017,938
Eagle RE Ltd.(a),(b)
CMO Series 2018-1 Class M1
1-month USD LIBOR + 1.700% Floor 1.700% 11/25/2028	2.647%	1,825,512	1,748,719
FMC GMSR Issuer Trust(a),(f)
CMO Series 2019-GT1 Class B
05/25/2024	5.660%	4,000,000	2,922,834
GCAT Trust(a),(f)
Subordinated CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	600,000	507,080
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	5,000,000	4,417,547
OMSR(a),(c),(e)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	3,375,157	2,708,563
PMT Credit Risk Transfer Trust(a),(b),(c),(e)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.170%	1,949,428	1,755,671
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.920%	1,858,474	1,628,717
PNMAC GMSR Issuer Trust(a),(b),(g)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	3.018%	3,750,000	3,339,458
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.818%	4,250,000	3,725,079
Preston Ridge Partners Mortgage Trust(a),(f)
CMO Series 2019-4A Class A2
11/25/2024	4.654%	1,500,000	1,340,527
PRPM LLC(a),(f)
CMO Series 2020-1A Class A2
02/25/2025	3.967%	2,250,000	1,829,753
RCO V Mortgage LLC(a),(f)
CMO Series 2019-2 Class A1
11/25/2024	3.475%	3,657,930	3,586,082
Residential Mortgage Loan Trust(a),(f)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	700,000	644,168
Toorak Mortgage Corp., Ltd.(a),(f)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	1,000,000	976,138
Toorak Mortgage Corp., Ltd.(f)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	2,000,000	1,840,356
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	750,000	636,261
Vericrest Opportunity Loan Transferee LXXXVIII LLC(a),(f)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	482,229	456,393
Vericrest Opportunity Loan Trust(a),(f)
CMO Series 2019-NPL4 Class A1B
08/25/2049	4.150%	7,350,000	5,747,832
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	1,387,648	1,308,069
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	1,640,454	1,554,667
CMO Series 2020-NPL5 Class A1B
03/25/2050	3.475%	1,000,000	781,894
Verus Securitization Trust(a),(f)
CMO Series 2019-3 Class M1
07/25/2059	3.139%	6,995,000	5,769,303

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	13

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2019-3 Class B1
07/25/2059	4.043%	2,289,000	1,742,371
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	500,000	391,007
Visio Trust(a),(f)
CMO Series 2019-2 Class B1
11/25/2054	3.910%	100,000	75,159
CMO Series 2019-2 Class M1
11/25/2054	3.260%	200,000	166,856
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $88,627,740)			81,082,027

Treasury Bills 18.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 18.1%
U.S. Treasury Bills(i)
09/17/2020	0.150%	59,600,000	59,572,078
03/25/2021	0.170%	55,000,000	54,922,721
Total			114,494,799
Total Treasury Bills (Cost $114,533,831)			114,494,799
Options Purchased Puts 0.0%
Value ($)
(Cost $759,000)	36

Money Market Funds 47.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(j),(k)	297,968,789	297,998,586
Total Money Market Funds (Cost $297,955,362)		297,998,586
Total Investments in Securities (Cost: $778,045,401)		762,138,749
Other Assets & Liabilities, Net		(130,069,484)
Net Assets		632,069,265

At May 31, 2020, securities and/or cash totaling $72,865,848 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
87,022,000 AUD	57,824,988 USD	Citi	06/10/2020	—	(179,968)
112,347,000 CHF	115,885,566 USD	Citi	06/10/2020	—	(950,447)
6,211,300,000 JPY	57,797,030 USD	Citi	06/10/2020	195,584	—
116,062,625 USD	112,347,000 CHF	Citi	06/10/2020	773,387	—
57,846,583 USD	6,211,300,000 JPY	Citi	06/10/2020	—	(245,142)
59,568,250 AUD	37,712,392 USD	Citi	06/17/2020	—	(1,993,408)
92,040,538 BRL	19,070,147 USD	Citi	06/17/2020	1,836,097	—
29,859,000 BRL	5,233,045 USD	Citi	06/17/2020	—	(357,878)
43,740,000 CAD	32,557,584 USD	Citi	06/17/2020	789,072	—
34,975,000 CAD	24,883,592 USD	Citi	06/17/2020	—	(518,872)
1,774,625 CHF	1,900,117 USD	Citi	06/17/2020	54,212	—
21,973,875 CHF	22,674,097 USD	Citi	06/17/2020	—	(182,382)
590,714,285 CLP	742,101 USD	Citi	06/17/2020	4,100	—
8,409,285,715 CLP	10,308,927 USD	Citi	06/17/2020	—	(197,097)
26,663,194 CNH	3,797,449 USD	Citi	06/17/2020	65,743	—
8,386,471,820 COP	2,249,741 USD	Citi	06/17/2020	4,590	—
15,700,000,000 COP	3,943,324 USD	Citi	06/17/2020	—	(259,739)
114,400,000 CZK	5,080,192 USD	Citi	06/17/2020	360,736	—
237,039,600 CZK	9,384,670 USD	Citi	06/17/2020	—	(394,157)
2,672,585 EUR	3,017,140 USD	Citi	06/17/2020	49,528	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
92,702,594 EUR	100,813,248 USD	Citi	06/17/2020	—	(2,122,792)
32,158,000 GBP	41,315,570 USD	Citi	06/17/2020	1,597,713	—
6,904,000 GBP	8,426,817 USD	Citi	06/17/2020	—	(100,208)
56,937,000 HUF	191,019 USD	Citi	06/17/2020	8,948	—
1,768,780,000 HUF	5,403,570 USD	Citi	06/17/2020	—	(252,567)
7,000,000,000 IDR	478,206 USD	Citi	06/17/2020	792	—
33,900,000,000 IDR	2,082,244 USD	Citi	06/17/2020	—	(229,804)
11,200,000 ILS	3,266,291 USD	Citi	06/17/2020	76,012	—
5,800,000 ILS	1,624,388 USD	Citi	06/17/2020	—	(27,721)
41,000,000 INR	543,739 USD	Citi	06/17/2020	1,917	—
332,782,000 INR	4,287,510 USD	Citi	06/17/2020	—	(110,262)
2,360,220,750 JPY	22,135,538 USD	Citi	06/17/2020	245,425	—
3,391,139,000 JPY	30,995,406 USD	Citi	06/17/2020	—	(456,065)
18,171,910,000 KRW	15,069,206 USD	Citi	06/17/2020	362,170	—
3,709,843,000 KRW	2,974,132 USD	Citi	06/17/2020	—	(28,348)
200,941,449 MXN	9,742,859 USD	Citi	06/17/2020	701,719	—
134,019,449 MXN	5,606,745 USD	Citi	06/17/2020	—	(423,313)
342,185,000 NOK	36,725,658 USD	Citi	06/17/2020	1,519,791	—
86,958,000 NOK	8,407,745 USD	Citi	06/17/2020	—	(538,970)
72,000 NZD	45,708 USD	Citi	06/17/2020	1,017	—
70,365,000 NZD	42,928,607 USD	Citi	06/17/2020	—	(747,661)
11,000,000 PHP	218,029 USD	Citi	06/17/2020	588	—
108,000,000 PHP	2,107,485 USD	Citi	06/17/2020	—	(27,399)
8,537,500 PLN	2,202,035 USD	Citi	06/17/2020	73,630	—
35,745,000 PLN	8,565,517 USD	Citi	06/17/2020	—	(345,737)
97,000,000 RUB	1,445,265 USD	Citi	06/17/2020	70,579	—
145,500,000 RUB	1,988,548 USD	Citi	06/17/2020	—	(73,481)
240,618,950 SEK	24,113,690 USD	Citi	06/17/2020	—	(1,426,443)
9,500,000 SGD	6,814,428 USD	Citi	06/17/2020	89,907	—
5,264,081 SGD	3,702,573 USD	Citi	06/17/2020	—	(23,577)
110,375,000 TWD	3,695,695 USD	Citi	06/17/2020	13,450	—
22,375,000 TWD	744,174 USD	Citi	06/17/2020	—	(2,284)
38,527,124 USD	61,512,000 AUD	Citi	06/17/2020	2,474,302	—
8,605,295 USD	47,867,704 BRL	Citi	06/17/2020	357,652	—
12,165,103 USD	59,992,499 BRL	Citi	06/17/2020	—	(931,860)
9,890,010 USD	13,877,000 CAD	Citi	06/17/2020	188,903	—
19,109,309 USD	25,832,000 CAD	Citi	06/17/2020	—	(347,439)
39,001,230 USD	37,924,000 CHF	Citi	06/17/2020	446,033	—
4,010,249 USD	3,838,000 CHF	Citi	06/17/2020	—	(18,091)
10,783,555 USD	9,000,000,000 CLP	Citi	06/17/2020	460,469	—
212,164 USD	1,523,500 CNH	Citi	06/17/2020	1,061	—
3,363,959 USD	23,616,194 CNH	Citi	06/17/2020	—	(58,703)
706,830 USD	2,725,000,000 COP	Citi	06/17/2020	22,683	—
5,928,969 USD	21,361,471,820 COP	Citi	06/17/2020	—	(210,268)
12,709,083 USD	316,089,600 CZK	Citi	06/17/2020	330,872	—
750,728 USD	17,400,000 CZK	Citi	06/17/2020	—	(32,909)
22,976,062 USD	21,030,999 EUR	Citi	06/17/2020	376,551	—
49,908,471 USD	44,645,545 EUR	Citi	06/17/2020	—	(334,500)
16,276,254 USD	13,508,750 GBP	Citi	06/17/2020	408,198	—
20,039,414 USD	15,513,000 GBP	Citi	06/17/2020	—	(879,544)
2,005,926 USD	639,780,000 HUF	Citi	06/17/2020	39,939	—
3,886,229 USD	1,185,937,000 HUF	Citi	06/17/2020	—	(93,885)
1,085,134 USD	16,650,000,000 IDR	Citi	06/17/2020	50,429	—
1,352,488 USD	19,200,000,000 IDR	Citi	06/17/2020	—	(43,010)
3,587,799 USD	12,900,000 ILS	Citi	06/17/2020	86,719	—
1,172,770 USD	4,000,000 ILS	Citi	06/17/2020	—	(33,385)
3,859,222 USD	296,868,000 INR	Citi	06/17/2020	63,940	—
687,764 USD	50,664,000 INR	Citi	06/17/2020	—	(18,231)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	15

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
12,202,731 USD	1,335,894,000 JPY	Citi	06/17/2020	187,157	—
69,441,300 USD	7,412,528,000 JPY	Citi	06/17/2020	—	(693,039)
555,811 USD	698,764,000 KRW	Citi	06/17/2020	9,719	—
19,903,485 USD	24,072,480,000 KRW	Citi	06/17/2020	—	(420,953)
8,683,227 USD	203,528,796 MXN	Citi	06/17/2020	474,328	—
9,935,217 USD	193,705,000 MXN	Citi	06/17/2020	—	(1,219,673)
24,970,036 USD	262,518,000 NOK	Citi	06/17/2020	2,039,254	—
16,632,085 USD	158,237,000 NOK	Citi	06/17/2020	—	(351,795)
13,847,773 USD	23,442,000 NZD	Citi	06/17/2020	702,914	—
29,745,633 USD	46,995,000 NZD	Citi	06/17/2020	—	(575,361)
2,854,716 USD	146,000,000 PHP	Citi	06/17/2020	31,330	—
1,529,160 USD	6,307,000 PLN	Citi	06/17/2020	43,179	—
9,072,390 USD	34,860,500 PLN	Citi	06/17/2020	—	(381,643)
881,976 USD	68,000,000 RUB	Citi	06/17/2020	81,721	—
3,393,949 USD	226,000,000 RUB	Citi	06/17/2020	—	(191,072)
21,173,254 USD	207,530,950 SEK	Citi	06/17/2020	854,804	—
3,541,019 USD	33,088,000 SEK	Citi	06/17/2020	—	(28,943)
6,250,749 USD	8,948,163 SGD	Citi	06/17/2020	83,158	—
5,711,042 USD	7,990,000 SGD	Citi	06/17/2020	—	(55,366)
1,188,343 USD	35,875,000 TWD	Citi	06/17/2020	8,492	—
6,700,029 USD	199,325,000 TWD	Citi	06/17/2020	—	(50,302)
1,926,089 USD	34,929,000 ZAR	Citi	06/17/2020	60,827	—
3,889,080 USD	61,282,000 ZAR	Citi	06/17/2020	—	(403,090)
71,647,000 ZAR	4,396,794 USD	Citi	06/17/2020	321,196	—
25,199,000 ZAR	1,375,607 USD	Citi	06/17/2020	—	(57,823)
15,808,333 BRL	2,915,777 USD	Citi	09/16/2020	—	(33,532)
13,002,000 CAD	9,446,555 USD	Citi	09/16/2020	3,172	—
11,663,000 CHF	12,173,394 USD	Citi	09/16/2020	8,778	—
1,390,000,000 CLP	1,711,702 USD	Citi	09/16/2020	—	(25,894)
27,486,960 CNH	3,808,535 USD	Citi	09/16/2020	—	(18,855)
2,600,000,000 COP	691,726 USD	Citi	09/16/2020	766	—
17,950,000 CZK	738,811 USD	Citi	09/16/2020	—	(2,289)
9,899,544 EUR	11,015,741 USD	Citi	09/16/2020	1,545	—
4,032,750 GBP	4,956,731 USD	Citi	09/16/2020	—	(25,837)
469,000,000 HUF	1,481,965 USD	Citi	09/16/2020	—	(16,411)
6,750,000,000 IDR	448,302 USD	Citi	09/16/2020	—	(1,485)
2,700,000 ILS	771,849 USD	Citi	09/16/2020	1,059	—
8,750,000 INR	114,027 USD	Citi	09/16/2020	—	(530)
8,388,000 NOK	847,994 USD	Citi	09/16/2020	—	(15,528)
460,000 NZD	285,169 USD	Citi	09/16/2020	—	(181)
4,000,000 PHP	78,207 USD	Citi	09/16/2020	—	(475)
787,500 PLN	196,419 USD	Citi	09/16/2020	90	—
1,575,000 PLN	390,916 USD	Citi	09/16/2020	—	(1,743)
47,086,000 SEK	4,896,145 USD	Citi	09/16/2020	—	(105,901)
1,210,000 SGD	853,586 USD	Citi	09/16/2020	—	(3,288)
5,446,757 USD	8,207,250 AUD	Citi	09/16/2020	23,460	—
400,773 USD	2,169,000 BRL	Citi	09/16/2020	3,890	—
187,911 USD	1,000,000 BRL	Citi	09/16/2020	—	(1,344)
18,626,703 USD	18,013,500 CHF	Citi	09/16/2020	161,545	—
2,148,808 USD	8,086,471,820 COP	Citi	09/16/2020	204	—
14,098,257 USD	12,636,000 EUR	Citi	09/16/2020	—	(39,491)
16,137,977 USD	1,734,849,750 JPY	Citi	09/16/2020	—	(24,403)
2,804,230 USD	3,479,491,000 KRW	Citi	09/16/2020	19,293	—
23,897,899 USD	38,626,000 NZD	Citi	09/16/2020	62,792	—
526,996 USD	27,000,000 PHP	Citi	09/16/2020	4,108	—
81,627 USD	329,000 PLN	Citi	09/16/2020	395	—
65,961 USD	264,500 PLN	Citi	09/16/2020	—	(19)
804,224 USD	57,500,000 RUB	Citi	09/16/2020	493	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,533,865 USD	2,174,081 SGD	Citi	09/16/2020	5,733	—
571,414 USD	17,075,000 TWD	Citi	09/16/2020	2,683	—
574,176 USD	17,075,000 TWD	Citi	09/16/2020	—	(80)
725,602 USD	12,815,000 ZAR	Citi	09/16/2020	—	(3,316)
4,350,000 ZAR	246,668 USD	Citi	09/16/2020	1,491	—
3,737,366 USD	84,636,449 MXN	Citi	09/17/2020	20,578	—
1,599,568 USD	35,936,449 MXN	Citi	09/17/2020	—	(3,954)
93,245,000 NZD	57,893,583 USD	Goldman Sachs	06/10/2020	13,724	—
31,923,000 AUD	20,898,967 USD	HSBC	06/04/2020	—	(379,345)
33,722,000 NZD	20,253,096 USD	HSBC	06/04/2020	—	(679,662)
20,347,401 USD	31,923,000 AUD	HSBC	06/04/2020	930,911	—
20,535,720 USD	33,722,000 NZD	HSBC	06/04/2020	397,038	—
677,000 GBP	835,032 USD	HSBC	06/10/2020	—	(1,093)
584,360,000 NOK	57,860,920 USD	HSBC	06/10/2020	—	(2,257,758)
57,946,000 USD	47,516,000 GBP	HSBC	06/10/2020	738,396	—
59,028,290 USD	584,360,000 NOK	HSBC	06/10/2020	1,090,389	—
4,039,000 CAD	2,870,693 USD	Morgan Stanley	06/04/2020	—	(62,819)
10,370,000 EUR	11,180,001 USD	Morgan Stanley	06/04/2020	—	(331,692)
2,902,778 USD	4,039,000 CAD	Morgan Stanley	06/04/2020	30,734	—
11,339,330 USD	10,370,000 EUR	Morgan Stanley	06/04/2020	172,363	—
89,347,000 AUD	57,962,079 USD	Morgan Stanley	06/10/2020	—	(1,592,622)
53,444,000 EUR	57,908,177 USD	Morgan Stanley	06/10/2020	—	(1,427,038)
10,942,000 SEK	1,134,019 USD	Morgan Stanley	06/10/2020	—	(27,326)
58,010,657 USD	89,347,000 AUD	Morgan Stanley	06/10/2020	1,544,044	—
817,657 USD	746,000 EUR	Morgan Stanley	06/10/2020	10,576	—
57,800,686 USD	567,218,000 SEK	Morgan Stanley	06/10/2020	2,401,811	—
58,050,000 AUD	37,918,275 USD	Morgan Stanley	06/17/2020	—	(775,521)
950,000 CAD	691,654 USD	Morgan Stanley	06/17/2020	1,666	—
29,400,000 CAD	21,097,773 USD	Morgan Stanley	06/17/2020	—	(255,548)
17,700,000 CHF	18,599,238 USD	Morgan Stanley	06/17/2020	188,296	—
21,400,000 CHF	22,050,925 USD	Morgan Stanley	06/17/2020	—	(208,632)
6,250,000 EUR	6,805,078 USD	Morgan Stanley	06/17/2020	—	(134,860)
28,800,000 GBP	35,901,717 USD	Morgan Stanley	06/17/2020	331,274	—
4,450,000 GBP	5,445,393 USD	Morgan Stanley	06/17/2020	—	(50,734)
2,510,000,000 JPY	23,420,243 USD	Morgan Stanley	06/17/2020	140,987	—
235,000,000 JPY	2,161,736 USD	Morgan Stanley	06/17/2020	—	(17,796)
134,500,000 NOK	14,458,613 USD	Morgan Stanley	06/17/2020	620,516	—
229,000,000 NOK	21,793,439 USD	Morgan Stanley	06/17/2020	—	(1,767,336)
550,000 NZD	347,130 USD	Morgan Stanley	06/17/2020	5,739	—
73,350,000 NZD	44,572,008 USD	Morgan Stanley	06/17/2020	—	(957,080)
72,250,000 SEK	7,731,209 USD	Morgan Stanley	06/17/2020	62,342	—
329,750,000 SEK	33,771,544 USD	Morgan Stanley	06/17/2020	—	(1,229,269)
6,020,321 USD	9,450,000 AUD	Morgan Stanley	06/17/2020	278,669	—
5,084,024 USD	7,100,000 CAD	Morgan Stanley	06/17/2020	72,730	—
33,451,231 USD	44,750,000 CAD	Morgan Stanley	06/17/2020	—	(949,152)
4,812,257 USD	4,650,000 CHF	Morgan Stanley	06/17/2020	24,516	—
20,615,501 USD	19,200,000 CHF	Morgan Stanley	06/17/2020	—	(644,310)
19,048,232 USD	17,450,000 EUR	Morgan Stanley	06/17/2020	328,075	—
16,448,823 USD	14,700,000 EUR	Morgan Stanley	06/17/2020	—	(126,089)
48,034,504 USD	38,250,000 GBP	Morgan Stanley	06/17/2020	—	(792,510)
24,481,845 USD	2,640,000,000 JPY	Morgan Stanley	06/17/2020	3,110	—
17,515,060 USD	1,880,000,000 JPY	Morgan Stanley	06/17/2020	—	(78,805)
9,183,512 USD	93,750,000 NOK	Morgan Stanley	06/17/2020	462,001	—
20,769,711 USD	34,500,000 NZD	Morgan Stanley	06/17/2020	644,788	—
15,129,088 USD	24,100,000 NZD	Morgan Stanley	06/17/2020	—	(169,974)
58,117,910 USD	572,250,000 SEK	Morgan Stanley	06/17/2020	2,622,697	—
371,660 USD	3,500,000 SEK	Morgan Stanley	06/17/2020	—	(158)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	17

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,140,000 CAD	824,632 USD	UBS	06/10/2020	—	(3,349)
57,983,191 USD	81,077,000 CAD	UBS	06/10/2020	903,014	—
Total				33,445,018	(34,891,641)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini Japanese Government Bond	1	06/2020	JPY	15,219,000	1,321	—
Amsterdam Index	79	06/2020	EUR	8,407,812	240,366	—
Australian 10-Year Bond	94	06/2020	AUD	14,003,119	27,103	—
Australian 10-Year Bond	408	06/2020	AUD	60,779,495	—	(9,487)
Bist 30 Index	5,037	06/2020	TRY	61,086,218	272,696	—
Canadian Government 10-Year Bond	24	09/2020	CAD	3,687,360	1,096	—
Copper	14	07/2020	USD	848,925	60,476	—
Cotton	123	07/2020	USD	3,541,785	268,843	—
DAX Index	46	06/2020	EUR	13,342,875	968,939	—
EURO STOXX 50 Index	225	06/2020	EUR	6,853,500	479,366	—
Euro-OAT	50	06/2020	EUR	8,422,000	—	(167,277)
FTSE/JSE Top 40 Index	40	06/2020	ZAR	18,651,600	—	(8,639)
FTSE/MIB Index	64	06/2020	EUR	5,816,640	353,370	—
FTSE/MIB Index	29	06/2020	EUR	2,635,665	301,262	—
Gold 100 oz.	12	08/2020	USD	2,102,040	1,265	—
Hang Seng Index	24	06/2020	HKD	27,322,800	—	(26,078)
H-Shares Index	10	06/2020	HKD	4,748,000	2,071	—
KLCI Index	11	06/2020	MYR	797,500	—	(449)
KOSPI 200 Index	53	06/2020	KRW	3,537,750,000	133,203	—
Live Cattle	55	06/2020	USD	2,193,950	331,056	—
Long Gilt	18	09/2020	GBP	2,473,920	—	(674)
Mexican Bosa IPC Index	111	06/2020	MXN	40,196,430	56,382	—
MSCI Taiwan Index	103	06/2020	USD	4,235,360	—	(9,732)
NY Harbor ULSD Heat Oil	1	06/2020	USD	43,537	6,877	—
OMXS30 Index	94	06/2020	SEK	15,303,200	92,349	—
RBOB Gasoline	106	06/2020	USD	4,801,482	114,084	—
RBOB Gasoline	1	06/2020	USD	45,297	8,377	—
S&P 500 Index E-mini	157	06/2020	USD	23,879,700	4,616,676	—
S&P/TSX 60 Index	307	06/2020	CAD	56,223,980	6,246,706	—
S&P/TSX 60 Index	43	06/2020	CAD	7,875,020	1,105,166	—
S&P/TSX 60 Index	14	06/2020	CAD	2,563,960	57,659	—
Silver	59	07/2020	USD	5,457,205	806,896	—
Soybean	379	06/2020	USD	4,631,077	47,248	—
Soybean	2	07/2020	USD	84,075	409	—
Soybean Oil	176	07/2020	USD	2,891,328	123,480	—
SPI 200 Index	72	06/2020	AUD	10,348,200	400,176	—
SPI 200 Index	93	06/2020	AUD	13,366,425	395,536	—
TOPIX Index	80	06/2020	JPY	1,247,200,000	559,416	—
U.S. Treasury 10-Year Note	422	09/2020	USD	58,684,375	160,850	—
U.S. Treasury 10-Year Note	378	09/2020	USD	52,565,625	109,115	—
U.S. Treasury 5-Year Note	307	09/2020	USD	38,566,875	61,840	—
WTI Crude	17	05/2021	USD	653,820	83,772	—
WTI Crude	17	11/2021	USD	675,070	77,312	—
Zinc	33	06/2020	USD	1,642,369	53,590	—
Total					18,626,349	(222,336)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	(49)	06/2020	USD	(1,854,160)	—	(223,723)
CAC40 Index	(108)	06/2020	EUR	(5,060,880)	—	(264,448)
CAC40 Index	(169)	06/2020	EUR	(7,919,340)	—	(485,701)
Canadian Government 10-Year Bond	(65)	09/2020	CAD	(9,986,600)	—	(14,267)
Coffee	(18)	07/2020	USD	(650,025)	21,739	—
Copper	(9)	06/2020	USD	(1,205,719)	—	(27,291)
Copper	(13)	07/2020	USD	(788,288)	—	(36,738)
Copper	(15)	09/2020	USD	(2,018,156)	—	(16,503)
Corn	(173)	07/2020	USD	(2,817,738)	—	(42,692)
Corn	(156)	07/2020	USD	(2,540,850)	—	(74,163)
DAX Index	(9)	06/2020	EUR	(2,610,563)	5,234	—
EURO STOXX 50 Index	(1)	06/2020	EUR	(30,460)	176	—
EURO STOXX 50 Index	(60)	06/2020	EUR	(1,827,600)	—	(155,007)
Euro-Bund	(176)	06/2020	EUR	(30,352,960)	3,613	—
Euro-Bund	(251)	09/2020	EUR	(44,088,150)	—	(41,928)
FTSE 100 Index	(67)	06/2020	GBP	(4,060,535)	—	(136,299)
FTSE 100 Index	(281)	06/2020	GBP	(17,030,005)	—	(1,042,414)
FTSE/JSE Top 40 Index	(90)	06/2020	ZAR	(41,966,100)	—	(16,874)
Gold 100 oz.	(37)	08/2020	USD	(6,481,290)	31,561	—
Hang Seng Index	(10)	06/2020	HKD	(11,384,500)	28,987	—
IBEX 35 Index	(78)	06/2020	EUR	(5,509,608)	33,958	—
IBEX 35 Index	(75)	06/2020	EUR	(5,297,700)	—	(427,175)
Japanese 10-Year Government Bond	(19)	06/2020	JPY	(2,891,800,000)	306,039	—
Japanese 10-Year Government Bond	(14)	06/2020	JPY	(2,130,800,000)	30,883	—
Lead	(11)	09/2020	USD	(461,175)	—	(10,551)
Lean Hogs	(128)	06/2020	USD	(2,910,720)	—	(250,464)
Long Gilt	(159)	09/2020	GBP	(21,852,960)	—	(33,617)
Mexican Bosa IPC Index	(6)	06/2020	MXN	(2,172,780)	2,295	—
MSCI Emerging Markets Index	(387)	06/2020	USD	(18,051,615)	—	(2,246,597)
MSCI Singapore Index	(203)	06/2020	SGD	(5,846,400)	41,023	—
MSCI Taiwan Index	(184)	06/2020	USD	(7,566,080)	38,263	—
Natural Gas	(175)	06/2020	USD	(3,235,750)	171,422	—
Natural Gas	(204)	06/2020	USD	(3,771,960)	75,148	—
Nickel	(59)	06/2020	USD	(4,343,846)	9,420	—
Nickel	(20)	06/2020	USD	(1,472,490)	—	(46,679)
Nickel	(19)	09/2020	USD	(1,406,646)	—	(8,354)
NY Harbor ULSD Heat Oil	(45)	06/2020	USD	(1,959,174)	—	(75,085)
OMXS30 Index	(172)	06/2020	SEK	(28,001,600)	—	(157,212)
Primary Aluminum	(6)	06/2020	USD	(230,250)	—	(9,831)
Primary Aluminum	(76)	06/2020	USD	(2,916,500)	—	(103,964)
Primary Aluminum	(75)	09/2020	USD	(2,913,281)	—	(36,720)
S&P 500 Index E-mini	(10)	06/2020	USD	(1,521,000)	—	(10,003)
S&P 500 Index E-mini	(94)	06/2020	USD	(14,297,400)	—	(1,650,869)
SGX Nifty Index	(83)	06/2020	USD	(1,579,324)	—	(54,191)
SGX Nifty Index	(397)	06/2020	USD	(7,554,116)	—	(363,513)
Soybean	(91)	07/2020	USD	(3,825,413)	30,331	—
Soybean Meal	(56)	07/2020	USD	(1,585,920)	48,909	—
Soybean Oil	(30)	07/2020	USD	(492,840)	—	(3,774)
SPI 200 Index	(55)	06/2020	AUD	(7,904,875)	—	(524,171)
Thai SET50 Index	(156)	06/2020	THB	(27,842,880)	—	(166,819)
TOPIX Index	(213)	06/2020	JPY	(3,320,670,000)	—	(3,491,115)
U.S. Long Bond	(77)	09/2020	USD	(13,734,875)	—	(70,618)
U.S. Treasury 10-Year Note	(515)	09/2020	USD	(71,617,188)	—	(112,919)
U.S. Treasury 5-Year Note	(84)	09/2020	USD	(10,552,500)	—	(15,534)
Wheat	(29)	07/2020	USD	(755,088)	—	(26,577)
Wheat	(60)	07/2020	USD	(1,562,250)	—	(48,032)
WIG 20 Index	(553)	06/2020	PLN	(19,067,440)	—	(386,193)
WTI Crude	(160)	06/2020	USD	(5,678,400)	—	(2,012,499)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	19

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
WTI Crude	(43)	07/2020	USD	(1,541,120)	—	(311,498)
Zinc	(24)	06/2020	USD	(1,194,450)	—	(54,577)
Zinc	(26)	09/2020	USD	(1,293,013)	—	(30,315)
Total					879,001	(15,317,514)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	60,000,000	60,000,000	2.00	07/10/2020	510,000	24
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	30,000,000	30,000,000	2.00	07/10/2020	249,000	12
Total							759,000	36

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 0.500%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Citi	09/16/2025	USD	12,300,000	24,245	—	—	24,245	—
3-Month USD LIBOR	Fixed rate of 0.750%	Receives Quarterly, Pays SemiAnnually	Citi	09/16/2050	USD	2,300,000	78,695	—	—	78,695	—
Fixed rate of 1.500%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays Quarterly	Credit Suisse	06/15/2022	CAD	15,700,000	257,434	—	—	257,434	—
3-Month NZD LIBOR	Fixed rate of 1.000%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	06/15/2022	NZD	40,400,000	(467,247)	—	—	—	(467,247)
Fixed rate of 0.500%	6-Month GBP LIBOR	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	06/17/2022	GBP	34,500,000	337,448	—	—	337,448	—
Fixed rate of 0.500%	3-Month AUD BBSW	Receives Quarterly, Pays Quarterly	Credit Suisse	09/08/2022	AUD	10,300,000	15,985	—	—	15,985	—
Fixed rate of 0.500%	3-Month AUD BBSW	Receives Quarterly, Pays Quarterly	Credit Suisse	09/08/2022	AUD	25,400,000	(1,696)	—	—	—	(1,696)
Fixed rate of 0.018%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays Quarterly	Credit Suisse	09/14/2022	CAD	50,000,000	285,460	—	—	285,460	—
Fixed rate of 0.750%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays Quarterly	Credit Suisse	09/14/2022	CAD	61,200,000	43,459	—	—	43,459	—
3-Month NZD LIBOR	Fixed rate of 0.500%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	09/14/2022	NZD	18,100,000	26,066	—	—	26,066	—
3-Month NZD LIBOR	Fixed rate of 0.010%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	09/14/2022	NZD	41,200,000	(278,134)	—	—	—	(278,134)
Fixed rate of 0.750%	6-Month GBP LIBOR	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/16/2022	GBP	231,900,000	976,618	—	—	976,618	—
Fixed rate of 0.015%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	09/16/2022	USD	33,700,000	212,754	—	—	212,754	—
Fixed rate of 0.500%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	09/16/2022	USD	90,100,000	87,631	—	—	87,631	—
6-Month EURIBOR	Fixed rate of -0.003%	Receives SemiAnnually, Pays Annually	Credit Suisse	09/16/2022	EUR	11,800,000	1,642	—	—	1,642	—
6-Month EURIBOR	Fixed rate of -0.003%	Receives SemiAnnually, Pays Annually	Credit Suisse	09/16/2022	EUR	247,600,000	(131,655)	—	—	—	(131,655)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 1.500%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	09/21/2022	NOK	370,400,000	887,553	—	—	887,553	—
Fixed rate of 0.000%	6-Month JPY BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/21/2022	JPY	1,569,200,000	5,242	—	—	5,242	—
Fixed rate of -0.500%	6-Month CHF LIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	09/21/2022	CHF	2,800,000	3,664	—	—	3,664	—
6-Month NOK NIBOR	Fixed rate of 1.000%	Receives SemiAnnually, Pays Annually	Credit Suisse	09/21/2022	NOK	21,200,000	9	—	—	9	—
6-Month CHF LIBOR	Fixed rate of -1.000%	Receives SemiAnnually, Pays Annually	Credit Suisse	09/21/2022	CHF	8,900,000	(2,172)	—	—	—	(2,172)
3-Month SEK STIBOR	Fixed rate of 0.000%	Receives Quarterly, Pays Annually	Credit Suisse	09/21/2022	SEK	776,700,000	(6,030)	—	—	—	(6,030)
Fixed rate of 0.000%	6-Month JPY BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/21/2022	JPY	10,941,200,000	(160,999)	—	—	—	(160,999)
6-Month NOK NIBOR	Fixed rate of 1.000%	Receives SemiAnnually, Pays Annually	Credit Suisse	09/21/2022	NOK	254,400,000	(215,055)	—	—	—	(215,055)
Fixed rate of 0.000%	3-Month AUD BBSW	Receives Quarterly, Pays Quarterly	Credit Suisse	12/08/2022	AUD	2,800,000	(498)	—	—	—	(498)
3-Month NZD LIBOR	Fixed rate of 0.000%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	12/14/2022	NZD	49,900,000	57,111	—	—	57,111	—
Fixed rate of 1.250%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/14/2022	CAD	44,500,000	303	—	—	303	—
Fixed rate of 1.250%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/14/2022	CAD	36,800,000	(1,998)	—	—	—	(1,998)
Fixed rate of 0.500%	6-Month GBP LIBOR	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/16/2022	GBP	90,900,000	84,160	—	—	84,160	—
3-Month USD LIBOR	Fixed rate of 0.750%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	12/16/2022	USD	9,100,000	(2,541)	—	—	—	(2,541)
6-Month EURIBOR	Fixed rate of -0.500%	Receives SemiAnnually, Pays Annually	Credit Suisse	12/16/2022	EUR	136,800,000	(46,892)	—	—	—	(46,892)
6-Month NOK NIBOR	Fixed rate of 0.005%	Receives SemiAnnually, Pays Annually	Credit Suisse	12/21/2022	NOK	146,800,000	7,357	—	—	7,357	—
6-Month JPY BBA LIBOR	Fixed rate of 0.000%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/21/2022	JPY	1,640,500,000	(7,793)	—	—	—	(7,793)
Fixed rate of 1.000%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	09/11/2030	NZD	3,800,000	116,066	—	—	116,066	—
6-Month AUD BBSW	Fixed rate of 1.000%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/12/2030	AUD	1,800,000	(821)	—	—	—	(821)
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 2.000%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	09/14/2030	CAD	12,500,000	(90,320)	—	—	—	(90,320)
Fixed rate of 0.003%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	09/16/2030	EUR	30,800,000	232,905	—	—	232,905	—
3-Month USD LIBOR	Fixed rate of 0.750%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	09/16/2030	USD	4,200,000	16,930	—	—	16,930	—
3-Month USD LIBOR	Fixed rate of 0.750%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	09/16/2030	USD	3,300,000	(15,921)	—	—	—	(15,921)
3-Month USD LIBOR	Fixed rate of 0.018%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	09/16/2030	USD	1,600,000	(29,182)	—	—	—	(29,182)
6-Month GBP LIBOR	Fixed rate of 1.000%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/16/2030	GBP	34,000,000	(509,021)	—	—	—	(509,021)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	21

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
6-Month JPY BBA LIBOR	Fixed rate of 0.000%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/18/2030	JPY	687,800,000	(11,149)	—	—	—	(11,149)
Fixed rate of 0.500%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	Credit Suisse	09/18/2030	SEK	51,400,000	(17,676)	—	—	—	(17,676)
Fixed rate of 0.500%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	12/11/2030	NZD	3,900,000	(31,951)	—	—	—	(31,951)
6-Month AUD BBSW	Fixed rate of 0.010%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/12/2030	AUD	600,000	(452)	—	—	—	(452)
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 1.500%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/14/2030	CAD	11,300,000	(10,836)	—	—	—	(10,836)
Fixed rate of -0.250%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	12/16/2030	EUR	21,500,000	43,139	—	—	43,139	—
Fixed rate of 1.000%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	12/16/2030	USD	1,800,000	9,791	—	—	9,791	—
Fixed rate of -0.250%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	12/16/2030	EUR	5,700,000	(1,129)	—	—	—	(1,129)
6-Month GBP LIBOR	Fixed rate of 0.750%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/16/2030	GBP	17,900,000	(83,583)	—	—	—	(83,583)
Fixed rate of 0.000%	6-Month JPY BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/18/2030	JPY	329,300,000	4,409	—	—	4,409	—
Fixed rate of 0.010%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	12/18/2030	NOK	30,200,000	(5,124)	—	—	—	(5,124)
Fixed rate of 1.345%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	08/02/2029	AUD	58,003,000	1,788,739	—	—	1,788,739	—
Fixed rate of 0.013%	6-Month JPY BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	08/05/2029	JPY	1,036,658,000	21,875	—	—	21,875	—
6-Month EURIBOR	Fixed rate of 0.002%	Receives SemiAnnually, Pays Annually	Morgan Stanley	08/05/2029	EUR	17,049,000	(319,960)	—	—	—	(319,960)
Fixed rate of 1.542%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	10/04/2029	USD	13,277,000	1,135,231	—	—	1,135,231	—
3-Month SEK STIBOR	Fixed rate of 0.198%	Receives Quarterly, Pays Annually	Morgan Stanley	10/07/2029	SEK	752,863,000	1,009,812	—	—	1,009,812	—
Fixed rate of 1.616%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	11/05/2029	USD	10,777,000	1,012,080	—	—	1,012,080	—
Fixed rate of 1.770%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	12/04/2029	USD	27,410,000	3,123,442	—	—	3,123,442	—
6-Month GBP LIBOR	Fixed rate of 0.999%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	01/02/2030	GBP	41,242,000	(2,952,702)	—	—	—	(2,952,702)
Fixed rate of 1.460%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	01/03/2030	AUD	30,179,000	1,150,840	—	—	1,150,840	—
6-Month EURIBOR	Fixed rate of 0.168%	Receives SemiAnnually, Pays Annually	Morgan Stanley	01/06/2030	EUR	8,328,000	(306,153)	—	—	—	(306,153)
3-Month SEK STIBOR	Fixed rate of 0.682%	Receives Quarterly, Pays Annually	Morgan Stanley	01/07/2030	SEK	174,603,000	(625,070)	—	—	—	(625,070)
Fixed rate of 1.650%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	01/08/2030	NZD	22,021,000	1,297,806	—	—	1,297,806	—
Fixed rate of 0.011%	6-Month JPY BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	02/05/2030	JPY	10,826,180,000	140,095	—	—	140,095	—
Fixed rate of 1.448%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	03/02/2030	CAD	33,025,000	998,601	—	—	998,601	—
3-Month SEK STIBOR	Fixed rate of 0.245%	Receives Quarterly, Pays Annually	Morgan Stanley	03/04/2030	SEK	709,268,000	796,210	—	—	796,210	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
6-Month EURIBOR	Fixed rate of -0.209%	Receives SemiAnnually, Pays Annually	Morgan Stanley	03/04/2030	EUR	54,216,000	333,706	—	—	333,706	—
6-Month GBP LIBOR	Fixed rate of 0.542%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	04/01/2030	GBP	23,506,000	(367,093)	—	—	—	(367,093)
6-Month AUD BBSW	Fixed rate of 0.860%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	04/02/2030	AUD	39,053,000	52,982	—	—	52,982	—
Fixed rate of 0.890%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	04/03/2030	NZD	136,677,000	1,423,834	—	—	1,423,834	—
Fixed rate of -0.050%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Morgan Stanley	04/03/2030	EUR	16,460,000	177,453	—	—	177,453	—
Fixed rate of 0.372%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	Morgan Stanley	04/03/2030	SEK	594,247,000	20,773	—	—	20,773	—
6-Month JPY BBA LIBOR	Fixed rate of 0.010%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	04/03/2030	JPY	8,633,000,000	(88,047)	—	—	—	(88,047)
3-Month USD LIBOR	Fixed rate of 0.698%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	04/03/2030	USD	23,058,000	(96,263)	—	—	—	(96,263)
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 0.998%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	05/01/2030	CAD	42,821,000	24,540	—	—	24,540	—
6-Month GBP LIBOR	Fixed rate of 0.509%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	05/01/2030	GBP	12,180,000	(143,370)	—	—	—	(143,370)
Fixed rate of 0.891%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	05/04/2030	AUD	146,892,000	132,193	—	—	132,193	—
3-Month NZD LIBOR	Fixed rate of 0.729%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	05/05/2030	NZD	62,477,000	(20,079)	—	—	—	(20,079)
6-Month EURIBOR	Fixed rate of -0.133%	Receives SemiAnnually, Pays Annually	Morgan Stanley	05/06/2030	EUR	30,477,000	(4,840)	—	—	—	(4,840)
Total							11,402,836	—	—	18,456,288	(7,053,452)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	USD	6,000,000	1,674,372	(2,500)	313,409	—	1,358,463	—

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	8.100	USD	4,000,000	(1,116,248)	1,667	—	(812,025)	—	(302,556)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	23

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	5.538	USD	14,333,300	525,539	—	—	525,539	—
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	5.538	USD	714,780	(18,929)	—	—	—	(18,929)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	5.538	USD	2,066,720	(52,760)	—	—	—	(52,760)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	5.538	USD	5,558,850	(139,962)	—	—	—	(139,962)
Markit CDX North America High Yield Index, Series 34	Morgan Stanley	06/20/2025	5.000	Quarterly	5.494	USD	8,820,000	402,946	—	—	402,946	—
Total								716,834	—	—	928,485	(211,651)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
1-Month ZAR JIBAR plus 0.001%	Total return on MSCI South Africa Net Return ZAR Index	Monthly	JPMorgan	06/17/2020	ZAR	24,284,802	75,786	1,412	—	—	77,198	—
1-Month ZAR JIBAR plus 0.001%	Total return on MSCI South Africa Net Return ZAR Index	Monthly	JPMorgan	06/17/2020	ZAR	4,135,472	12,906	241	—	—	13,147	—
1-Month ZAR JIBAR plus 0.001%	Total return on MSCI South Africa Net Return ZAR Index	Monthly	JPMorgan	06/17/2020	ZAR	2,324,958	7,256	135	—	—	7,391	—
1-Month ZAR JIBAR plus 0.001%	Total return on MSCI South Africa Net Return ZAR Index	Monthly	JPMorgan	06/17/2020	ZAR	1,879,348	5,865	109	—	—	5,974	—
Total return on MSCI Netherlands Net Return EUR Index	1-Month EURIBOR minus 0.003%	Monthly	JPMorgan	06/17/2020	EUR	100,499	840	(13)	—	—	827	—
1-Month CHF LIBOR minus 0.008%	Total return on MSCI Switzerland Net Return CHF Index	Monthly	JPMorgan	06/17/2020	CHF	758,469	223	146	—	—	369	—
28-Day MXN TIIE-Banxico minus 0.005%	Total return on MSCI Mexico Net Return MXN Index	Monthly	JPMorgan	06/17/2020	MXN	7,758,246	(151)	504	—	—	353	—
1-Month CHF LIBOR minus 0.008%	Total return on MSCI Switzerland Net Return CHF Index	Monthly	JPMorgan	06/17/2020	CHF	173,625	51	34	—	—	85	—
Total return on MSCI Netherlands Net Return EUR Index	1-Month EURIBOR minus 0.003%	Monthly	JPMorgan	06/17/2020	EUR	258	2	—	—	—	2	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
1-Month PLN WIBOR minus 0.002%	Total return on MSCI Poland Net Return PLN Index	Monthly	JPMorgan	06/17/2020	PLN	248,631	(2,738)	8	—	—	—	(2,730)
1-Month CAD Canada Bankers’ Acceptances minus 0.008%	Total return on MSCI Canada Net Return CAD Index	Monthly	JPMorgan	06/17/2020	CAD	359,878	(3,169)	34	—	—	—	(3,135)
Total return on MSCI Emerging China Net Return HKD Index	1-Month HKD HIBOR minus 0.002%	Monthly	JPMorgan	06/17/2020	HKD	1,020,135	(4,524)	(21)	—	—	—	(4,545)
1-Month PLN WIBOR minus 0.002%	Total return on MSCI Poland Net Return PLN Index	Monthly	JPMorgan	06/17/2020	PLN	602,453	(6,635)	20	—	—	—	(6,615)
Total							85,712	2,609	—	—	105,346	(17,025)

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Bist 30 Index Jun 20	Citi	06/2020	TRY	4,608,450	—	—	16,381	—
Corn Jul 20	Citi	07/2020	USD	(651,500)	—	—	18,775	—
H-Shares Index Jun 20	Citi	06/2020	HKD	1,424,400	—	—	1,438	—
Ibovespa Index Jun 20	Citi	06/2020	BRL	(2,616,270)	—	—	—	(1,905)
KOSPI 200 Index Jun 20	Citi	06/2020	KRW	4,071,750,000	—	—	49,486	—
Soybean Jul 20	Citi	07/2020	USD	(630,563)	—	—	16,007	—
Soybean Meal Jul 20	Citi	07/2020	USD	(1,529,280)	—	—	28,301	—
Soybean Oil Jul 20	Citi	07/2020	USD	(394,272)	—	—	1,864	—
Swiss Market Index Jun 20	Citi	06/2020	CHF	(2,260,210)	—	—	—	(89,966)
TAIEX Index Jun 20	Citi	06/2020	TWD	41,492,200	—	—	17,669	—
Wheat Jul 20	Citi	07/2020	USD	(650,938)	—	—	38,759	—
WIG 20 Index Jun 20	Citi	06/2020	PLN	(793,040)	—	—	—	(31,138)
DTOP Index Jun 20	JPMorgan	06/2020	ZAR	(2,963,600)	—	—	—	(12,881)
Hang Seng Index Jun 20	JPMorgan	06/2020	HKD	(7,969,150)	—	—	12,150	—
H-Shares Index Jun 20	JPMorgan	06/2020	HKD	1,424,400	—	—	415	—
SGX Nifty Index Jun 20	JPMorgan	06/2020	USD	(951,400)	—	—	—	(46,753)
TAIEX Index Jun 20	JPMorgan	06/2020	TWD	26,205,600	—	—	10,346	—
H-Shares Index Jun 20	Morgan Stanley	06/2020	HKD	474,800	—	—	910	—
Ibovespa Index Jun 2	Morgan Stanley	06/2020	BRL	34,098,719	—	—	637,373	—
KOSPI 200 Index Jun 20	Morgan Stanley	06/2020	KRW	5,540,250,000	—	—	217,310	—
Swiss Market Index Jun 20	Morgan Stanley	06/2020	CHF	(10,711,430)	—	—	—	(1,881,609)
Total					—	—	1,067,184	(2,064,252)

*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	25

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Month HKD HIBOR	Hong Kong Interbank Offered Rate	1.051%
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	5.740%
3-Month CAD Canada Bankers’ Acceptances	Canada Bankers’ Acceptances	0.318%
3-Month NZD LIBOR	London Interbank Offered Rate	0.255%
3-Month SEK STIBOR	Stockholm Interbank Offered Rate	0.177%
3-Month USD LIBOR	London Interbank Offered Rate	0.344%
6-Month AUD BBSW	Bank Bill Swap Rate	0.165%
6-Month EURIBOR	Euro Interbank Offered Rate	(0.158%)
6-Month GBP LIBOR	London Interbank Offered Rate	0.380%
6-Month JPY BBA LIBOR	London Interbank Offered Rate	0.003%
1-Month CHF LIBOR	London Interbank Offered Rate	(0.761)%
1-Month EURIBOR	Euro Interbank Offered Rate	(0.482%)
1-Month PLN WIBOR	Warsaw Interbank Offer Rate	0.240%
1-Month ZAR JIBAR	Johannesburg Interbank Average Rate	3.900%
3-Month AUD BBSW	Bank Bill Swap Rate	0.095%
6-Month CHF LIBOR	London Interbank Offered Rate	(0.597)%
6-Month NOK NIBOR	Norwegian Interbank Offered Rate	0.430%
1-Month CAD Canada Bankers’ Acceptances	Canada Bankers’ Acceptances	0.289%
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2020, the total value of these securities amounted to $157,491,586, which represents 24.92% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2020.
(c)	Valuation based on significant unobservable inputs.
(d)	Zero coupon bond.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2020, the total value of these securities amounted to $8,109,900, which represents 1.28% of total net assets.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2020.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Represents a security purchased on a when-issued basis.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2020.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	602,191,844	1,292,173,413	(1,596,422,016)	55,345	297,998,586	(762)	6,227,478	297,968,789
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Yuan Offshore Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	27

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	33,542,783	4,443,161	37,985,944
Commercial Mortgage-Backed Securities - Agency	—	1,509,509	—	1,509,509
Commercial Mortgage-Backed Securities - Non-Agency	—	40,263,971	—	40,263,971
Residential Mortgage-Backed Securities - Agency	—	188,803,877	—	188,803,877
Residential Mortgage-Backed Securities - Non-Agency	—	74,989,076	6,092,951	81,082,027
Treasury Bills	114,494,799	—	—	114,494,799
Options Purchased Puts	—	36	—	36
Money Market Funds	297,998,586	—	—	297,998,586
Total Investments in Securities	412,493,385	339,109,252	10,536,112	762,138,749
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	33,445,018	—	33,445,018
Futures Contracts	19,505,350	—	—	19,505,350
Swap Contracts	—	21,915,766	—	21,915,766
Liability
Forward Foreign Currency Exchange Contracts	—	(34,891,641)	—	(34,891,641)
Futures Contracts	(15,539,850)	—	—	(15,539,850)
Swap Contracts	—	(9,648,936)	—	(9,648,936)
Total	416,458,885	349,929,459	10,536,112	776,924,456
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss)(a) ($)	Change in unrealized appreciation (depreciation)(b) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2020 ($)
Asset-Backed Securities — Non-Agency	—	97,731	25,087	(606,784)	12,985,379	(8,058,252)	—	—	4,443,161
Residential Mortgage-Backed Securities — Non-Agency	—	882	1,636	(576,266)	7,296,872	(630,173)	—	—	6,092,951
Total Return Swap Contracts	(17,771,951)	—	—	17,771,951	—	—	—	—	—
Total	(17,771,951)	98,613	26,723	16,588,901	20,282,251	(8,688,425)	—	—	10,536,112
Derivative instruments are valued at unrealized appreciation (depreciation).
(a) The realized gain (loss) earned during the period for Total Return Swap Contracts was $(32,350,729).
(b) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2020 was $(1,183,050), which is comprised of Asset-Backed Securities — Non-Agency of $(606,784) and Residential Mortgage-Backed Securities — Non-Agency of $(576,266).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset-backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	29

Consolidated Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $479,331,039)	$464,140,127
Affiliated issuers (cost $297,955,362)	297,998,586
Options purchased (cost $759,000)	36
Cash	1,138,154
Foreign currency (cost $4,553,069)	4,592,891
Cash collateral held at broker for:
Swap contracts	1,010,000
TBA	356,000
Other(a)	3,310,000
Margin deposits on:
Futures contracts	25,384,169
Swap contracts	13,538,184
Unrealized appreciation on forward foreign currency exchange contracts	33,445,018
Unrealized appreciation on swap contracts	2,530,993
Upfront payments on swap contracts	313,409
Receivable for:
Investments sold on a delayed delivery basis	10,537,630
Capital shares sold	1,756,552
Dividends	83,623
Interest	598,678
Variation margin for futures contracts	4,056,529
Variation margin for swap contracts	1,347,771
Expense reimbursement due from Investment Manager	98,636
Prepaid expenses	411
Trustees’ deferred compensation plan	36,426
Total assets	866,273,823
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	34,891,641
Unrealized depreciation on swap contracts	2,383,833
Upfront receipts on swap contracts	812,025
Cash collateral due to broker for:
Swap contracts	140,000
Other(a)	190,000
Payable for:
Investments purchased	3,128,350
Investments purchased on a delayed delivery basis	185,644,326
Capital shares purchased	445,605
Variation margin for futures contracts	3,964,309
Variation margin for swap contracts	1,943,770
Management services fees	485,479
Distribution and/or service fees	620
Transfer agent fees	61,958
Compensation of board members	23
Compensation of chief compliance officer	36
Other expenses	76,157
Trustees’ deferred compensation plan	36,426
Total liabilities	234,204,558
Net assets applicable to outstanding capital stock	$632,069,265
Represented by
Paid in capital	771,424,287
Total distributable earnings (loss)	(139,355,022)
Total - representing net assets applicable to outstanding capital stock	$632,069,265
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2020
Class A
Net assets	$2,125,077
Shares outstanding	305,323
Net asset value per share	$6.96
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$7.38
Advisor Class
Net assets	$132,517
Shares outstanding	18,850
Net asset value per share	$7.03
Class C
Net assets	$219,730
Shares outstanding	32,494
Net asset value per share	$6.76
Institutional Class
Net assets	$614,500,202
Shares outstanding	87,562,253
Net asset value per share	$7.02
Institutional 2 Class
Net assets	$124,435
Shares outstanding	17,655
Net asset value per share	$7.05
Institutional 3 Class
Net assets	$14,960,412
Shares outstanding	2,116,560
Net asset value per share	$7.07
Class R
Net assets	$6,892
Shares outstanding	1,000
Net asset value per share	$6.89

(a)	Includes collateral related to forward foreign currency exchange contracts and swap contracts.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	31

Consolidated Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$198,436
Dividends — affiliated issuers	6,227,478
Interest	6,592,443
Total income	13,018,357
Expenses:
Management services fees	5,763,308
Distribution and/or service fees
Class A	6,595
Class C	2,903
Class R	36
Transfer agent fees
Class A	3,350
Advisor Class	153
Class C	370
Institutional Class	738,255
Institutional 2 Class	249
Institutional 3 Class	1,865
Class R	7
Compensation of board members	30,626
Custodian fees	76,374
Printing and postage fees	116,282
Registration fees	119,895
Audit fees	45,313
Legal fees	14,131
Line of credit interest	58
Interest on collateral	49,664
Compensation of chief compliance officer	219
Other	33,513
Total expenses	7,003,166
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,018,242)
Total net expenses	5,984,924
Net investment income	7,033,433
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,456,232
Investments — affiliated issuers	(762)
Foreign currency translations	(5,168,358)
Forward foreign currency exchange contracts	(200,303)
Futures contracts	(38,763,084)
Options purchased	6,345,606
Options contracts written	(6,870,819)
Swap contracts	(25,419,860)
Net realized loss	(61,621,348)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(15,190,912)
Investments — affiliated issuers	55,345
Foreign currency translations	217,662
Forward foreign currency exchange contracts	(2,563,115)
Futures contracts	4,255,168
Options purchased	(581,633)
Swap contracts	30,038,781
Net change in unrealized appreciation (depreciation)	16,231,296
Net realized and unrealized loss	(45,390,052)
Net decrease in net assets resulting from operations	$(38,356,619)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$7,033,433	$8,245,783
Net realized loss	(61,621,348)	(127,568,458)
Net change in unrealized appreciation (depreciation)	16,231,296	17,659,394
Net decrease in net assets resulting from operations	(38,356,619)	(101,663,281)
Increase (decrease) in net assets from capital stock activity	61,067,201	(27,078,806)
Total increase (decrease) in net assets	22,710,582	(128,742,087)
Net assets at beginning of year	609,358,683	738,100,770
Net assets at end of year	$632,069,265	$609,358,683
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	33

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	49,785	359,008	71,561	568,913
Redemptions	(161,145)	(1,166,857)	(156,552)	(1,250,231)
Net decrease	(111,360)	(807,849)	(84,991)	(681,318)
Advisor Class
Subscriptions	6,121	43,189	150,132	1,288,248
Redemptions	(16,013)	(120,171)	(631,135)	(5,038,061)
Net decrease	(9,892)	(76,982)	(481,003)	(3,749,813)
Class C
Subscriptions	12,578	84,401	486	4,000
Redemptions	(47,669)	(337,760)	(31,089)	(245,156)
Net decrease	(35,091)	(253,359)	(30,603)	(241,156)
Institutional Class
Subscriptions	27,563,390	199,053,286	32,104,971	260,930,655
Redemptions	(18,408,672)	(134,635,102)	(35,099,478)	(282,950,771)
Net increase (decrease)	9,154,718	64,418,184	(2,994,507)	(22,020,116)
Institutional 2 Class
Subscriptions	32,834	242,451	55,140	444,759
Redemptions	(103,958)	(767,244)	(61,105)	(502,754)
Net decrease	(71,124)	(524,793)	(5,965)	(57,995)
Institutional 3 Class
Redemptions	(228,727)	(1,688,000)	—	—
Net decrease	(228,727)	(1,688,000)	—	—
Class T
Redemptions	—	—	(42,603)	(328,408)
Net decrease	—	—	(42,603)	(328,408)
Total net increase (decrease)	8,698,524	61,067,201	(3,639,672)	(27,078,806)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

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Columbia Multi Strategy Alternatives Fund | Annual Report 2020	35

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$7.45	0.07	(0.56)	(0.49)	—	—
Year Ended 5/31/2019	$8.66	0.08	(1.29)	(1.21)	—	—
Year Ended 5/31/2018	$9.36	0.01	(0.50)	(0.49)	(0.21)	(0.21)
Year Ended 5/31/2017	$9.43	(0.09)	0.06	(0.03)	(0.04)	(0.04)
Year Ended 5/31/2016	$9.85	0.05	(0.41)	(0.36)	(0.06)	(0.06)
Advisor Class
Year Ended 5/31/2020	$7.50	0.08	(0.55)	(0.47)	—	—
Year Ended 5/31/2019	$8.70	0.09	(1.29)	(1.20)	—	—
Year Ended 5/31/2018	$9.39	0.04	(0.51)	(0.47)	(0.22)	(0.22)
Year Ended 5/31/2017	$9.45	(0.06)	0.05	(0.01)	(0.05)	(0.05)
Year Ended 5/31/2016	$9.86	0.19	(0.53)	(0.34)	(0.07)	(0.07)
Class C
Year Ended 5/31/2020	$7.29	0.01	(0.54)	(0.53)	—	—
Year Ended 5/31/2019	$8.54	0.02	(1.27)	(1.25)	—	—
Year Ended 5/31/2018	$9.27	(0.06)	(0.49)	(0.55)	(0.18)	(0.18)
Year Ended 5/31/2017	$9.38	(0.16)	0.06	(0.10)	(0.01)	(0.01)
Year Ended 5/31/2016	$9.83	(0.03)	(0.40)	(0.43)	(0.02)	(0.02)
Institutional Class
Year Ended 5/31/2020	$7.49	0.08	(0.55)	(0.47)	—	—
Year Ended 5/31/2019	$8.68	0.10	(1.29)	(1.19)	—	—
Year Ended 5/31/2018	$9.38	0.03	(0.51)	(0.48)	(0.22)	(0.22)
Year Ended 5/31/2017	$9.43	(0.03)	0.03	0.00	(0.05)	(0.05)
Year Ended 5/31/2016	$9.86	(0.06)	(0.30)	(0.36)	(0.07)	(0.07)
Institutional 2 Class
Year Ended 5/31/2020	$7.52	0.10	(0.57)	(0.47)	—	—
Year Ended 5/31/2019	$8.71	0.11	(1.30)	(1.19)	—	—
Year Ended 5/31/2018	$9.39	0.05	(0.51)	(0.46)	(0.22)	(0.22)
Year Ended 5/31/2017	$9.45	(0.03)	0.03	0.00	(0.06)	(0.06)
Year Ended 5/31/2016	$9.86	0.07	(0.40)	(0.33)	(0.08)	(0.08)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$6.96	(6.58%)	1.42%(c),(d)	1.25%(c),(d)	0.94%	789%	$2,125
Year Ended 5/31/2019	$7.45	(13.97%)	1.45%(c)	1.24%(c)	0.98%	0%	$3,103
Year Ended 5/31/2018	$8.66	(5.49%)	1.49%(c)	1.28%(c)	0.06%	0%	$4,343
Year Ended 5/31/2017	$9.36	(0.28%)	1.61%	1.41%	(0.95%)	71%	$5,582
Year Ended 5/31/2016	$9.43	(3.67%)	2.09%	1.39%	0.49%	32%	$18,579
Advisor Class
Year Ended 5/31/2020	$7.03	(6.27%)	1.17%(c),(d)	0.99%(c),(d)	1.15%	789%	$133
Year Ended 5/31/2019	$7.50	(13.79%)	1.20%(c)	1.01%(c)	1.07%	0%	$216
Year Ended 5/31/2018	$8.70	(5.27%)	1.24%(c)	1.03%(c)	0.41%	0%	$4,433
Year Ended 5/31/2017	$9.39	(0.06%)	1.36%	1.15%	(0.66%)	71%	$552
Year Ended 5/31/2016	$9.45	(3.42%)	1.83%	1.12%	2.03%	32%	$1,010
Class C
Year Ended 5/31/2020	$6.76	(7.27%)	2.17%(c),(d)	1.99%(c),(d)	0.21%	789%	$220
Year Ended 5/31/2019	$7.29	(14.64%)	2.20%(c)	1.99%(c)	0.22%	0%	$493
Year Ended 5/31/2018	$8.54	(6.15%)	2.24%(c)	2.03%(c)	(0.68%)	0%	$838
Year Ended 5/31/2017	$9.27	(1.03%)	2.36%	2.16%	(1.68%)	71%	$1,100
Year Ended 5/31/2016	$9.38	(4.42%)	2.84%	2.14%	(0.34%)	32%	$2,272
Institutional Class
Year Ended 5/31/2020	$7.02	(6.28%)	1.17%(c),(d)	1.00%(c),(d)	1.17%	789%	$614,500
Year Ended 5/31/2019	$7.49	(13.71%)	1.20%(c)	0.99%(c)	1.23%	0%	$587,203
Year Ended 5/31/2018	$8.68	(5.35%)	1.24%(c)	1.03%(c)	0.34%	0%	$706,826
Year Ended 5/31/2017	$9.38	0.05%	1.36%	1.08%	(0.28%)	71%	$520,564
Year Ended 5/31/2016	$9.43	(3.63%)	1.84%	1.12%	(0.56%)	32%	$3,450
Institutional 2 Class
Year Ended 5/31/2020	$7.05	(6.25%)	1.10%(c),(d)	0.92%(c),(d)	1.28%	789%	$124
Year Ended 5/31/2019	$7.52	(13.66%)	1.11%(c)	0.90%(c)	1.32%	0%	$667
Year Ended 5/31/2018	$8.71	(5.08%)	1.11%(c)	0.90%(c)	0.48%	0%	$825
Year Ended 5/31/2017	$9.39	(0.02%)	1.21%	0.93%	(0.33%)	71%	$23
Year Ended 5/31/2016	$9.45	(3.37%)	1.62%	1.04%	0.69%	32%	$9
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	37

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$7.53	0.09	(0.55)	(0.46)	—	—
Year Ended 5/31/2019	$8.72	0.11	(1.30)	(1.19)	—	—
Year Ended 5/31/2018	$9.41	0.05	(0.51)	(0.46)	(0.23)	(0.23)
Year Ended 5/31/2017	$9.45	(0.01)	0.03	0.02	(0.06)	(0.06)
Year Ended 5/31/2016	$9.86	0.07	(0.40)	(0.33)	(0.08)	(0.08)
Class R
Year Ended 5/31/2020	$7.39	0.05	(0.55)	(0.50)	—	—
Year Ended 5/31/2019	$8.61	0.06	(1.28)	(1.22)	—	—
Year Ended 5/31/2018	$9.33	(0.02)	(0.50)	(0.52)	(0.20)	(0.20)
Year Ended 5/31/2017	$9.41	(0.10)	0.05	(0.05)	(0.03)	(0.03)
Year Ended 5/31/2016	$9.84	0.01	(0.40)	(0.39)	(0.04)	(0.04)

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2020	5/31/2019	5/31/2018
Class A	0.01%	0.02%	0.01%
Advisor Class	0.01%	0.02%	0.01%
Class C	0.01%	0.02%	0.01%
Institutional Class	0.01%	0.02%	0.01%
Institutional 2 Class	0.01%	0.02%	0.01%
Institutional 3 Class	0.01%	0.02%	0.01%
Class R	0.01%	0.02%	0.01%

(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$7.07	(6.11%)	1.05%(c),(d)	0.88%(c),(d)	1.30%	789%	$14,960
Year Ended 5/31/2019	$7.53	(13.65%)	1.06%(c)	0.84%(c)	1.38%	0%	$17,670
Year Ended 5/31/2018	$8.72	(5.16%)	1.05%(c)	0.84%(c)	0.50%	0%	$20,459
Year Ended 5/31/2017	$9.41	0.21%	1.18%	0.88%	(0.07%)	71%	$21,559
Year Ended 5/31/2016	$9.45	(3.34%)	1.57%	0.99%	0.72%	32%	$9
Class R
Year Ended 5/31/2020	$6.89	(6.77%)	1.63%(c),(d)	1.47%(c),(d)	0.71%	789%	$7
Year Ended 5/31/2019	$7.39	(14.17%)	1.69%(c)	1.48%(c)	0.75%	0%	$7
Year Ended 5/31/2018	$8.61	(5.80%)	1.74%(c)	1.53%(c)	(0.19%)	0%	$9
Year Ended 5/31/2017	$9.33	(0.50%)	1.89%	1.63%	(1.10%)	71%	$9
Year Ended 5/31/2016	$9.41	(3.92%)	2.33%	1.64%	0.09%	32%	$9
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	39

Notes to Consolidated Financial Statements
May 31, 2020
Note 1. Organization
Columbia Multi Strategy Alternatives Fund (formerly known as Columbia Alternative Beta Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective August 1, 2019, Columbia Alternative Beta Fund was renamed Columbia Multi Strategy Alternatives Fund.
Basis for consolidation
Effective September 24, 2019, CMSAF1 Offshore Fund, Ltd., CMSAF2 Offshore Fund, Ltd. and CMSAF3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Prior to September 24, 2019, CMSAF1 Offshore Fund, Ltd. (formerly known as CAAF Offshore Fund, Ltd.) was the sole Subsidiary. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of each Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2020, the Subsidiary financial statement information is as follows:
	CMSAF1 Offshore Fund, Ltd.	CMSAF2 Offshore Fund, Ltd.	CMSAF3 Offshore Fund, Ltd.
% of consolidated fund net assets	0.00%	5.43%	2.87%
Net assets	$17,132	$34,318,320	$18,110,890
Net investment income (loss)	475,370	93,426	58,029
Net realized gain (loss)	(13,786,126)	1,526,380	3,400,555
Net change in unrealized appreciation (depreciation)	9,251,793	(475,158)	(497,694)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
40	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	41

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
42	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to generate total return through long and short positions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	43

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to protect gains and to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Consolidated Statement of Assets and Liabilities. Gain or loss is recognized in the Consolidated Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Consolidated Statement of Operations. The difference between the premium and the
44	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Consolidated Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Consolidated Portfolio of Investments.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	45

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market and to obtain long and short exposure to the total return on a reference index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
46	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a basket of reference securities in return for periodic payments based on a fixed or variable interest rate and to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2020:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	2,286,948*
Credit risk	Upfront payments on swap contracts	313,409
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	16,431,275*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,068,824*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	33,445,018
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	701,860*
Interest rate risk	Investments, at value — Options purchased	36
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	18,456,288*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,372,215*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	103,706*
Total		75,179,579

Columbia Multi Strategy Alternatives Fund | Annual Report 2020	47

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	514,207*
Credit risk	Upfront receipts on swap contracts	812,025
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	11,623,499*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	2,081,277*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	34,891,641
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	466,321*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	7,053,452*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,450,030*
Total		60,892,452

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	4,913,969	—	—	(13,794,859)	(8,880,890)
Credit risk	—	—	—	—	(637,880)	(637,880)
Equity risk	—	(27,373,757)	—	—	(12,113,561)	(39,487,318)
Foreign exchange risk	(200,303)	—	—	(393,894)	(5,754,985)	(6,349,182)
Interest rate risk	—	(16,303,296)	(6,870,819)	6,739,500	6,881,425	(9,553,190)
Total	(200,303)	(38,763,084)	(6,870,819)	6,345,606	(25,419,860)	(64,908,460)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(1,077,815)	—	9,354,603	8,276,788
Credit risk	—	—	—	1,772,741	1,772,741
Equity risk	—	4,807,776	—	5,710,441	10,518,217
Foreign exchange risk	(2,563,115)	—	177,331	990,577	(1,395,207)
Interest rate risk	—	525,207	(758,964)	12,210,419	11,976,662
Total	(2,563,115)	4,255,168	(581,633)	30,038,781	31,149,201
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2020:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	382,683,832*
Futures contracts — short	455,500,177*
Credit default swap contracts — buy protection	13,553,750*
Credit default swap contracts — sell protection	7,384,813**

48	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Derivative instrument	Average value ($)*
Options contracts — purchased	1,304,253
Options contracts — written	(963,015)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	16,703,734	(17,997,688)
Interest rate swap contracts	13,293,379	(6,703,790)
Total return swap contracts	2,082,653	(2,330,815)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2020.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	49

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
50	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2020:
	Citi ($)(a)	Citi ($)(a)	Citi ($)(a)	Citi ($)(a)	Credit Suisse ($)	Goldman Sachs ($)	HSBC ($)(a)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	-	-	-	-	-	-	64,532	-	64,532
Centrally cleared interest rate swap contracts (b)	-	-	25,722	-	523,435	-	-	-	-	-	-	-	734,082	-	1,283,239
Forward foreign currency exchange contracts	968,971	18,455,641	-	-	-	13,724	3,156,734	-	-	4,159,528	-	5,787,406	-	903,014	33,445,018
Options purchased puts	36	-	-	-	-	-	-	-	-	-	-	-	-	-	36
OTC credit default swap contracts (c)	-	-	-	-	-	-	-	-	1,671,872	-	-	-	-	-	1,671,872
OTC total return swap contracts (c)	-	-	-	-	-	-	-	105,346	-	-	-	-	-	-	105,346
OTC total return swap contracts on futures (c)	-	84,974	-	103,706	-	-	-	22,911	-	-	910	854,683	-	-	1,067,184
Total assets	969,007	18,540,615	25,722	103,706	523,435	13,724	3,156,734	128,257	1,671,872	4,159,528	910	6,642,089	798,614	903,014	37,637,227
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	41,895	-	475,588	-	-	-	-	-	-	-	1,426,287	-	1,943,770
Forward foreign currency exchange contracts	1,375,557	18,595,606	-	-	-	-	3,317,858	-	-	3,441,497	-	8,157,774	-	3,349	34,891,641
OTC credit default swap contracts (c)	-	-	-	-	-	-	-	-	1,114,581	-	-	-	-	-	1,114,581
OTC total return swap contracts (c)	-	-	-	-	-	-	-	17,025	-	-	-	-	-	-	17,025
OTC total return swap contracts on futures (c)	-	123,009	-	-	-	-	-	59,634	-	-	-	1,881,609	-	-	2,064,252
Total liabilities	1,375,557	18,718,615	41,895	-	475,588	-	3,317,858	76,659	1,114,581	3,441,497	-	10,039,383	1,426,287	3,349	40,031,269
Total financial and derivative net assets	(406,550)	(178,000)	(16,173)	103,706	47,847	13,724	(161,124)	51,598	557,291	718,031	910	(3,397,294)	(627,673)	899,665	(2,394,042)
Total collateral received (pledged) (d)	-	(178,000)	-	103,706	-	-	-	-	548,000	-	-	(3,397,294)	(627,673)	-	(3,551,261)
Net amount (e)	(406,550)	-	(16,173)	-	47,847	13,724	(161,124)	51,598	9,291	718,031	910	-	-	899,665	1,157,219

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Consolidated Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	51

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
52	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.96% to 0.93% as the Fund’s net assets increase. The effective management services fee rate, net of waivers, for the year ended May 31, 2020 was 0.89% of the Fund’s average daily net assets.
Prior to October 1, 2019, the Investment Manager had contractually agreed to waive 0.21% of the management fee.
Subadvisory agreements
Effective September 24, 2019, the Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC and QMA LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage a portion of the Fund’s assets.
In addition, the Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2020, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	53

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2020, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	3,128
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
54	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.27%	1.38%
Advisor Class	1.02	1.13
Class C	2.02	2.13
Institutional Class	1.02	1.13
Institutional 2 Class	0.96	1.01
Institutional 3 Class	0.90	0.95
Class R	1.52	1.63
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Reflected in the cap commitments, prior to October 1, 2019, is the Investment Manager’s contractual agreement to waive 0.21% of its management fee.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2020, these differences were primarily due to differing treatment for trustees’ deferred compensation, derivative investments, tax straddles, late-year ordinary losses, non-deductible expenses, capital loss carryforward, swap investments, principal and/or interest of fixed income securities, investments in partnerships, foreign currency transactions, net operating loss, and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(12,787,144)	13,021,494	(234,350)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	55

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
For the years ended May 31, 2020 and May 31, 2019, there were no distributions.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(72,742,578)	(1,528,888)
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
782,188,057	4,339,310	(5,868,198)	(1,528,888)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(57,398,031)	(15,344,547)	(72,742,578)	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
14,651,979	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,400,327,810 and $2,044,096,062, respectively, for the year ended May 31, 2020, of which $2,087,722,061 and $1,918,275,018, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares
56	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended May 31, 2020, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
500,000	2.09	2
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Consolidated Statement of Operations. The Fund had no outstanding borrowings at May 31, 2020.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	57

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
58	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	59

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At May 31, 2020, affiliated shareholders of record owned 98.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split is expected to occur in the second half of 2020.
60	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	61

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Multi Strategy Alternatives Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Multi Strategy Alternatives Fund and its subsidiaries (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2020, the related consolidated statement of operations for the year ended May 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
62	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	67	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	67	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	67	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	67	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	63

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	67	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	67	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	67	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
64	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	67	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	67	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	65

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
66	Columbia Multi Strategy Alternatives Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Multi Strategy Alternatives Fund | Annual Report 2020	67

Columbia Multi Strategy Alternatives Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN259_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia Dividend Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Dividend Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Income Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Scott Davis
Lead Portfolio Manager
Managed Fund since 2001
Michael Barclay, CFA
Portfolio Manager
Managed Fund since 2011
Peter Santoro, CFA
Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	6.26	8.46	11.55
	Including sales charges		0.15	7.19	10.89
Advisor Class*		11/08/12	6.53	8.73	11.82
Class C	Excluding sales charges	11/25/02	5.44	7.65	10.71
	Including sales charges		4.44	7.65	10.71
Institutional Class		03/04/98	6.50	8.73	11.82
Institutional 2 Class*		11/08/12	6.57	8.84	11.92
Institutional 3 Class*		11/08/12	6.62	8.89	11.96
Class R		03/28/08	5.97	8.19	11.27
Class V	Excluding sales charges	03/04/98	6.26	8.47	11.52
	Including sales charges		0.15	7.19	10.87
Russell 1000 Index			12.54	9.58	13.07
Returns for Class A shares and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Institutional Class shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Dividend Income Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2010 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2020)
Common Stocks	95.7
Convertible Preferred Stocks	0.4
Money Market Funds	3.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2020)
Communication Services	4.3
Consumer Discretionary	5.6
Consumer Staples	8.3
Energy	4.2
Financials	15.9
Health Care	14.8
Industrials	13.3
Information Technology	22.9
Materials	0.9
Real Estate	3.0
Utilities	6.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Income Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2020, the Fund’s Class A shares returned 6.26% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Index, which returned 12.54% over the same time period. Growth-oriented securities, many of which pay no dividends, continued to dominate market leadership, and the Fund’s mandate to invest in dividend-paying equities left it unable to hold many of the top-performing stocks in the benchmark. Despite the Fund’s underperformance relative to the benchmark, the Fund substantially outperformed most other value-focused equity funds, finishing in the top 7% of its Morningstar category. Strong stock selection and a focus on quality and diversification helped the Fund’s performance during a highly-turbulent period for equities.
A year of unprecedented volatility for equity markets
Trade concerns weighed on equities early in the 12-month period that ended May 31, 2020, as relations between the U.S. and China worsened dramatically, leading to higher tariffs and heightened uncertainty about the growth outlook for the global economy. After more than 10 years without a rate cut, the U.S. Federal Reserve (Fed) implemented three successive quarter-point reductions in the federal funds target rate between July and October 2019. Equity performance nonetheless remained subdued during most of the first half of the period as trade negotiations had a mixed tone.
The second half of the period began on a more positive note, as the U.S. and China announced their "phase one" trade agreement in mid-December. Equities responded by advancing to record levels. However, the emergence of the COVID-19 pandemic caused an unprecedented rapid reversal in the stock market, as containment measures essentially brought the global economy to a halt. Equities moved sharply lower between mid-February and late-March 2020 as investors rotated out of risk assets. In response, the Fed cut short-term interest rates to zero and turned to emergency asset purchase and credit programs similar to those used during the financial crisis in 2008 and 2009, while Congress passed a $2.2 trillion stimulus package. These aggressive measures on the fiscal and monetary policy fronts helped stocks mount a strong recovery, leading to solid positive results over the full period.
Bonds generally underperformed equities for the 12-month period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 9.42%, while the S&P 500 Index, a broad measure of U.S. stock returns, gained 12.84% for the same period.
Contributors and detractors
On a sector basis, stock selection within the real estate, industrials, and utilities sectors contributed to the Fund’s performance relative to the benchmark. In real estate, positions in Digital Realty Trust, Inc. and Crown Castle International Corp. were standout performers. Digital Realty Trust owns data centers that enterprise customers use to manage their cloud computing operations, while Crown Castle owns cellular towers and leases space to wireless network providers and other digital communications users. Both real estate investment trusts benefited from favorable conditions in the information technology and communication services sectors. In industrials, the Fund’s lack of exposure to The Boeing Company and General Electric Company proved beneficial. Among utilities, we continued to focus on those companies that operate in jurisdictions in which we believed regulation was favorable and jurisdictions where utility companies were allowed to invest heavily and recoup expenditures through rate increases. These positions performed strongly during the period, highlighted by positive contributions from NextEra Energy, Inc. The Fund also benefited from not owning positions in Exelon Corporation and Duke Energy Corporation.
Conversely, stock selection within information technology was the primary detractor from performance relative to the benchmark. Specifically, the Fund’s strategic decision to maintain underweight allocations to Apple and Microsoft weighed on returns, as both stocks rose dramatically. Despite the Fund’s underweight relative to the benchmark, Apple and Microsoft remained among the 10 largest holdings in the Fund. Moreover, semiconductor equipment companies KLA Corp. and LAM Research Corp. were among the top individual stock contributors. Both companies benefited from greater demand for semiconductors in electronic devices, as LAM Research’s high-quality production lines and KLA’s testing equipment helped customers produce semiconductor chips more efficiently. Microprocessor chipmaker Intel Corp. also added to relative performance as it extended its addressable market beyond PCs to include servers, which were in high demand.
Columbia Dividend Income Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Similarly, the health care sector also weighed on relative performance, as the Fund was unable to hold small, non-dividend paying biotechnology stocks, many of which outperformed during the period. Overweight allocations to pharmaceutical companies Merck & Co., Inc. and Pfizer, Inc. also hurt returns, although the Fund’s position in Bristol-Myers Squibb Co. performed well as the company made strides toward integrating its operations with those of the recently acquired Celgene Corporation.
Finally, the Fund’s positioning in the financial and communication services sectors detracted from relative returns. Within financials, an overweight position in banks detracted from performance, most notably the Fund’s positions in U.S. Bancorp, Wells Fargo & Co., and Bank of America Corp. Sentiment with respect to the banking industry was negatively impacted as the economic outlook shifted toward a more recessionary view late in the period and the yield curve flattened. In addition, higher default rates raised concerns about dividend sustainability. Insurance company Chubb Ltd. was also a notable detractor, as investors worried about potential claim liability for business interruptions stemming from the COVID-19 pandemic. In communication services, the Fund’s lack of positions in non-dividend-paying stocks Facebook, Inc. and Alphabet Inc. detracted significantly from performance, as both companies performed well as investors focused on growth plays even during the late-period downturn.
At period’s end
Our disciplined management process prevented us from investing in some of the stocks that led market performance during the difficult market conditions that prevailed throughout much of the 12-month period. However, we continue to believe that our focus on maintaining a diversified portfolio of high-quality companies with strong free cash flows will serve our shareholders well over the long run.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and net asset value. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Dividend Income Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	938.60	1,020.19	4.53	4.72	0.94
Advisor Class	1,000.00	1,000.00	939.40	1,021.43	3.33	3.47	0.69
Class C	1,000.00	1,000.00	934.70	1,016.46	8.13	8.47	1.69
Institutional Class	1,000.00	1,000.00	939.20	1,021.43	3.33	3.47	0.69
Institutional 2 Class	1,000.00	1,000.00	939.80	1,021.78	2.99	3.12	0.62
Institutional 3 Class	1,000.00	1,000.00	939.70	1,022.03	2.75	2.87	0.57
Class R	1,000.00	1,000.00	937.20	1,018.95	5.73	5.97	1.19
Class V	1,000.00	1,000.00	938.20	1,020.19	4.53	4.72	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Dividend Income Fund | Annual Report 2020	7

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.5%
Issuer	Shares	Value ($)
Communication Services 4.1%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	4,900,000	151,214,000
Verizon Communications, Inc.	4,825,000	276,858,500
Total		428,072,500
Media 2.0%
Comcast Corp., Class A	10,675,000	422,730,000
Total Communication Services		850,802,500
Consumer Discretionary 5.4%
Hotels, Restaurants & Leisure 0.8%
McDonald’s Corp.	845,000	157,440,400
Internet & Direct Marketing Retail 0.5%
eBay, Inc.	2,545,000	115,899,300
Multiline Retail 1.6%
Target Corp.	2,635,000	322,339,550
Specialty Retail 2.5%
Home Depot, Inc. (The)	2,075,000	515,596,000
Total Consumer Discretionary		1,111,275,250
Consumer Staples 8.0%
Beverages 1.5%
PepsiCo, Inc.	2,265,000	297,960,750
Food & Staples Retailing 1.4%
Walmart, Inc.	2,340,000	290,300,400
Food Products 1.1%
Hershey Co. (The)	780,000	105,830,400
Mondelez International, Inc., Class A	2,275,000	118,573,000
Total		224,403,400
Household Products 3.0%
Kimberly-Clark Corp.	1,600,000	226,304,000
Procter & Gamble Co. (The)	3,365,000	390,070,800
Total		616,374,800
Tobacco 1.0%
Philip Morris International, Inc.	2,780,000	203,940,800
Total Consumer Staples		1,632,980,150
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.0%
Oil, Gas & Consumable Fuels 4.0%
Chevron Corp.	4,850,000	444,745,000
ConocoPhillips Co.	5,130,000	216,383,400
Valero Energy Corp.	2,425,000	161,602,000
Total		822,730,400
Total Energy		822,730,400
Financials 15.2%
Banks 6.6%
Bank of America Corp.	18,080,000	436,089,600
JPMorgan Chase & Co.	5,365,000	522,068,150
PNC Financial Services Group, Inc. (The)	2,275,000	259,441,000
U.S. Bancorp	4,325,300	153,807,668
Total		1,371,406,418
Capital Markets 4.0%
BlackRock, Inc.	330,000	174,451,200
CME Group, Inc.	1,360,000	248,336,000
Northern Trust Corp.	2,725,000	215,302,250
T. Rowe Price Group, Inc.	1,505,000	181,954,500
Total		820,043,950
Insurance 4.6%
Allstate Corp. (The)	3,240,000	316,904,400
Chubb Ltd.	2,460,000	299,972,400
Marsh & McLennan Companies, Inc.	3,070,000	325,174,400
Total		942,051,200
Total Financials		3,133,501,568
Health Care 14.2%
Biotechnology 0.6%
Gilead Sciences, Inc.	1,500,000	116,745,000
Health Care Equipment & Supplies 2.7%
Abbott Laboratories	1,285,000	121,972,200
Baxter International, Inc.	1,725,000	155,267,250
Medtronic PLC	2,825,000	278,488,500
Total		555,727,950
Health Care Providers & Services 1.5%
UnitedHealth Group, Inc.	985,000	300,277,250
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 9.4%
Bristol-Myers Squibb Co.	4,975,000	297,107,000
Eli Lilly and Co.	1,965,000	300,546,750
Johnson & Johnson	5,120,000	761,600,000
Merck & Co., Inc.	7,210,000	581,991,200
Total		1,941,244,950
Total Health Care		2,913,995,150
Industrials 12.7%
Aerospace & Defense 3.2%
Lockheed Martin Corp.	1,390,000	539,931,600
Northrop Grumman Corp.	385,000	129,052,000
Total		668,983,600
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	1,400,000	139,594,000
Building Products 1.1%
Trane Technologies PLC	2,495,000	225,073,950
Commercial Services & Supplies 1.1%
Waste Management, Inc.	2,100,000	224,175,000
Electrical Equipment 0.7%
Eaton Corp. PLC	1,655,000	140,509,500
Industrial Conglomerates 1.6%
Honeywell International, Inc.	2,345,000	342,018,250
Machinery 1.9%
Cummins, Inc.	740,000	125,504,000
Deere & Co.	785,000	119,414,200
Parker-Hannifin Corp.	815,000	146,675,550
Total		391,593,750
Road & Rail 2.4%
Union Pacific Corp.	2,870,000	487,498,200
Total Industrials		2,619,446,250
Information Technology 21.6%
Communications Equipment 2.8%
Cisco Systems, Inc.	11,895,000	568,818,900
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 4.5%
Accenture PLC, Class A	1,200,000	241,944,000
Automatic Data Processing, Inc.	1,310,000	191,901,900
Fidelity National Information Services, Inc.	810,000	112,452,300
International Business Machines Corp.	3,025,000	377,822,500
Total		924,120,700
Semiconductors & Semiconductor Equipment 7.9%
Broadcom, Inc.	920,000	267,968,400
Intel Corp.	6,645,000	418,169,850
KLA Corp.	1,610,000	283,295,600
Lam Research Corp.	1,105,000	302,405,350
Texas Instruments, Inc.	3,040,000	360,969,600
Total		1,632,808,800
Software 3.7%
Microsoft Corp.	4,200,000	769,650,000
Technology Hardware, Storage & Peripherals 2.7%
Apple, Inc.	1,730,000	550,036,200
Total Information Technology		4,445,434,600
Materials 0.9%
Containers & Packaging 0.9%
Packaging Corp. of America	720,000	73,015,200
Sonoco Products Co.	2,000,000	103,620,000
Total		176,635,200
Total Materials		176,635,200
Real Estate 2.9%
Equity Real Estate Investment Trusts (REITS) 2.9%
AvalonBay Communities, Inc.	510,000	79,565,100
Crown Castle International Corp.	845,000	145,475,200
Digital Realty Trust, Inc.	1,790,000	256,972,400
Extra Space Storage, Inc.	1,120,000	108,360,000
Total		590,372,700
Total Real Estate		590,372,700

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 6.5%
Electric Utilities 3.3%
American Electric Power Co., Inc.	1,975,000	168,368,750
Eversource Energy	1,800,000	150,660,000
NextEra Energy, Inc.	730,000	186,558,800
Xcel Energy, Inc.	2,600,000	169,078,000
Total		674,665,550
Multi-Utilities 3.2%
Ameren Corp.	2,020,000	150,954,600
CMS Energy Corp.	2,085,000	122,139,300
Dominion Energy, Inc.	1,315,000	111,788,150
DTE Energy Co.	815,000	87,669,550
WEC Energy Group, Inc.	2,000,000	183,460,000
Total		656,011,600
Total Utilities		1,330,677,150
Total Common Stocks (Cost $14,762,611,891)		19,627,850,918
Convertible Preferred Stocks 0.4%
Issuer		Shares	Value ($)
Information Technology 0.4%
Semiconductors & Semiconductor Equipment 0.4%
Broadcom, Inc.	8.000%	69,000	73,189,487
Total Information Technology			73,189,487
Total Convertible Preferred Stocks (Cost $70,817,912)			73,189,487

Money Market Funds 3.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(a),(b)	806,376,483	806,457,121
Total Money Market Funds (Cost $806,492,684)		806,457,121
Total Investments in Securities (Cost: $15,639,922,487)		20,507,497,526
Other Assets & Liabilities, Net		48,731,796
Net Assets		20,556,229,322

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2020.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	490,246,610	4,423,822,448	(4,107,618,943)	7,006	806,457,121	264,975	10,945,966	806,376,483
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	850,802,500	—	—	850,802,500
Consumer Discretionary	1,111,275,250	—	—	1,111,275,250
Consumer Staples	1,632,980,150	—	—	1,632,980,150
Energy	822,730,400	—	—	822,730,400
Financials	3,133,501,568	—	—	3,133,501,568
Health Care	2,913,995,150	—	—	2,913,995,150
Industrials	2,619,446,250	—	—	2,619,446,250
Information Technology	4,445,434,600	—	—	4,445,434,600
Materials	176,635,200	—	—	176,635,200
Real Estate	590,372,700	—	—	590,372,700
Utilities	1,330,677,150	—	—	1,330,677,150
Total Common Stocks	19,627,850,918	—	—	19,627,850,918
Convertible Preferred Stocks
Information Technology	—	73,189,487	—	73,189,487
Total Convertible Preferred Stocks	—	73,189,487	—	73,189,487
Money Market Funds	806,457,121	—	—	806,457,121
Total Investments in Securities	20,434,308,039	73,189,487	—	20,507,497,526
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2020	11

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $14,833,429,803)	$19,701,040,405
Affiliated issuers (cost $806,492,684)	806,457,121
Receivable for:
Capital shares sold	73,351,235
Dividends	52,804,837
Prepaid expenses	9,791
Trustees’ deferred compensation plan	542,162
Total assets	20,634,205,551
Liabilities
Payable for:
Investments purchased	50,878,992
Capital shares purchased	14,477,577
Management services fees	8,504,418
Distribution and/or service fees	1,402,962
Transfer agent fees	1,869,629
Compensation of chief compliance officer	1,117
Other expenses	299,372
Trustees’ deferred compensation plan	542,162
Total liabilities	77,976,229
Net assets applicable to outstanding capital stock	$20,556,229,322
Represented by
Paid in capital	15,925,395,702
Total distributable earnings (loss)	4,630,833,620
Total - representing net assets applicable to outstanding capital stock	$20,556,229,322
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Income Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
May 31, 2020
Class A
Net assets	$2,689,884,046
Shares outstanding	121,576,579
Net asset value per share	$22.13
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$23.48
Advisor Class
Net assets	$1,640,077,862
Shares outstanding	72,763,998
Net asset value per share	$22.54
Class C
Net assets	$1,037,412,802
Shares outstanding	48,519,493
Net asset value per share	$21.38
Institutional Class
Net assets	$9,604,530,104
Shares outstanding	433,586,233
Net asset value per share	$22.15
Institutional 2 Class
Net assets	$1,385,364,380
Shares outstanding	61,517,682
Net asset value per share	$22.52
Institutional 3 Class
Net assets	$3,986,971,231
Shares outstanding	176,776,863
Net asset value per share	$22.55
Class R
Net assets	$137,720,330
Shares outstanding	6,221,221
Net asset value per share	$22.14
Class V
Net assets	$74,268,567
Shares outstanding	3,355,077
Net asset value per share	$22.14
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$23.49
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2020	13

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$462,157,938
Dividends — affiliated issuers	10,945,966
Interfund lending	3,980
Foreign taxes withheld	(700,407)
Total income	472,407,477
Expenses:
Management services fees	94,042,167
Distribution and/or service fees
Class A	6,243,052
Class C	9,789,428
Class R	648,635
Class V	196,063
Transfer agent fees
Class A	3,237,950
Advisor Class	1,559,176
Class C	1,269,581
Institutional Class	10,000,378
Institutional 2 Class	628,275
Institutional 3 Class	285,094
Class R	168,262
Class V	101,861
Compensation of board members	223,932
Custodian fees	100,225
Printing and postage fees	593,489
Registration fees	1,033,178
Audit fees	24,987
Legal fees	403,251
Compensation of chief compliance officer	6,355
Other	367,677
Total expenses	130,923,016
Expense reduction	(2,566)
Total net expenses	130,920,450
Net investment income	341,487,027
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(270,985,565)
Investments — affiliated issuers	264,975
Foreign currency translations	(68,179)
Net realized loss	(270,788,769)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	732,142,786
Investments — affiliated issuers	7,006
Net change in unrealized appreciation (depreciation)	732,149,792
Net realized and unrealized gain	461,361,023
Net increase in net assets resulting from operations	$802,848,050
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Income Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$341,487,027	$240,148,160
Net realized gain (loss)	(270,788,769)	469,223,281
Net change in unrealized appreciation (depreciation)	732,149,792	23,078,734
Net increase in net assets resulting from operations	802,848,050	732,450,175
Distributions to shareholders
Net investment income and net realized gains
Class A	(72,310,865)	(127,209,910)
Advisor Class	(36,530,363)	(41,941,833)
Class C	(21,795,983)	(48,616,175)
Institutional Class	(243,532,921)	(348,208,096)
Institutional 2 Class	(34,573,013)	(43,267,266)
Institutional 3 Class	(112,949,501)	(187,609,387)
Class R	(3,459,949)	(6,953,592)
Class T	—	(2,788)
Class V	(2,283,400)	(5,156,100)
Total distributions to shareholders	(527,435,995)	(808,965,147)
Increase in net assets from capital stock activity	6,630,926,334	2,357,868,370
Total increase in net assets	6,906,338,389	2,281,353,398
Net assets at beginning of year	13,649,890,933	11,368,537,535
Net assets at end of year	$20,556,229,322	$13,649,890,933
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2020	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	47,315,992	1,079,082,264	30,379,676	659,121,814
Distributions reinvested	2,867,800	63,889,934	5,480,478	114,905,861
Redemptions	(26,251,769)	(585,045,044)	(23,035,731)	(501,940,537)
Net increase	23,932,023	557,927,154	12,824,423	272,087,138
Advisor Class
Subscriptions	50,090,172	1,143,153,143	19,730,870	436,013,694
Distributions reinvested	1,609,783	36,181,485	1,929,343	41,213,868
Redemptions	(16,245,393)	(364,842,461)	(10,023,362)	(223,621,168)
Net increase	35,454,562	814,492,167	11,636,851	253,606,394
Class C
Subscriptions	17,602,901	388,435,957	11,296,928	235,381,433
Distributions reinvested	833,773	18,297,531	2,089,286	42,200,955
Redemptions	(11,239,913)	(242,169,261)	(10,697,816)	(224,760,673)
Net increase	7,196,761	164,564,227	2,688,398	52,821,715
Institutional Class
Subscriptions	237,051,969	5,315,773,621	100,598,322	2,171,802,007
Distributions reinvested	9,352,529	207,409,928	14,245,109	299,352,320
Redemptions	(90,569,183)	(1,993,383,047)	(57,834,951)	(1,255,707,523)
Net increase	155,835,315	3,529,800,502	57,008,480	1,215,446,804
Institutional 2 Class
Subscriptions	39,674,026	901,246,401	18,549,514	410,112,012
Distributions reinvested	1,500,926	33,795,226	1,981,510	42,350,694
Redemptions	(15,067,105)	(339,917,088)	(12,650,700)	(280,152,629)
Net increase	26,107,847	595,124,539	7,880,324	172,310,077
Institutional 3 Class
Subscriptions	68,865,213	1,569,092,884	36,133,309	800,213,386
Distributions reinvested	2,450,404	55,105,287	3,377,726	72,238,103
Redemptions	(29,729,444)	(672,877,610)	(21,840,168)	(485,376,733)
Net increase	41,586,173	951,320,561	17,670,867	387,074,756
Class R
Subscriptions	2,231,170	50,849,348	1,479,258	32,367,152
Distributions reinvested	150,122	3,365,101	308,022	6,453,857
Redemptions	(1,434,181)	(32,178,813)	(1,321,397)	(28,818,942)
Net increase	947,111	22,035,636	465,883	10,002,067
Class T
Distributions reinvested	—	—	124	2,603
Redemptions	—	—	(2,263)	(46,121)
Net decrease	—	—	(2,139)	(43,518)
Class V
Subscriptions	47,255	1,073,693	45,669	973,802
Distributions reinvested	82,749	1,851,868	199,104	4,176,948
Redemptions	(319,325)	(7,264,013)	(483,685)	(10,587,813)
Net decrease	(189,321)	(4,338,452)	(238,912)	(5,437,063)
Total net increase	290,870,471	6,630,926,334	109,934,175	2,357,868,370
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Income Fund | Annual Report 2020

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Columbia Dividend Income Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$21.45	0.41	0.93	1.34	(0.40)	(0.26)	(0.66)
Year Ended 5/31/2019	$21.63	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)
Year Ended 5/31/2018	$20.46	0.36	1.75	2.11	(0.34)	(0.60)	(0.94)
Year Ended 5/31/2017	$18.43	0.34	2.46	2.80	(0.32)	(0.45)	(0.77)
Year Ended 5/31/2016	$19.07	0.32	0.43	0.75	(0.45)	(0.94)	(1.39)
Advisor Class
Year Ended 5/31/2020	$21.84	0.48	0.94	1.42	(0.46)	(0.26)	(0.72)
Year Ended 5/31/2019	$22.00	0.45	0.89	1.34	(0.43)	(1.07)	(1.50)
Year Ended 5/31/2018	$20.80	0.42	1.78	2.20	(0.40)	(0.60)	(1.00)
Year Ended 5/31/2017	$18.71	0.39	2.52	2.91	(0.37)	(0.45)	(0.82)
Year Ended 5/31/2016	$19.34	0.37	0.44	0.81	(0.50)	(0.94)	(1.44)
Class C
Year Ended 5/31/2020	$20.73	0.23	0.91	1.14	(0.23)	(0.26)	(0.49)
Year Ended 5/31/2019	$20.95	0.22	0.84	1.06	(0.21)	(1.07)	(1.28)
Year Ended 5/31/2018	$19.84	0.19	1.70	1.89	(0.18)	(0.60)	(0.78)
Year Ended 5/31/2017	$17.88	0.18	2.41	2.59	(0.18)	(0.45)	(0.63)
Year Ended 5/31/2016	$18.54	0.18	0.41	0.59	(0.31)	(0.94)	(1.25)
Institutional Class
Year Ended 5/31/2020	$21.48	0.47	0.92	1.39	(0.46)	(0.26)	(0.72)
Year Ended 5/31/2019	$21.66	0.44	0.88	1.32	(0.43)	(1.07)	(1.50)
Year Ended 5/31/2018	$20.48	0.41	1.77	2.18	(0.40)	(0.60)	(1.00)
Year Ended 5/31/2017	$18.45	0.38	2.47	2.85	(0.37)	(0.45)	(0.82)
Year Ended 5/31/2016	$19.09	0.36	0.44	0.80	(0.50)	(0.94)	(1.44)
Institutional 2 Class
Year Ended 5/31/2020	$21.83	0.49	0.94	1.43	(0.48)	(0.26)	(0.74)
Year Ended 5/31/2019	$21.99	0.47	0.89	1.36	(0.45)	(1.07)	(1.52)
Year Ended 5/31/2018	$20.78	0.44	1.79	2.23	(0.42)	(0.60)	(1.02)
Year Ended 5/31/2017	$18.71	0.41	2.50	2.91	(0.39)	(0.45)	(0.84)
Year Ended 5/31/2016	$19.33	0.39	0.45	0.84	(0.52)	(0.94)	(1.46)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$22.13	6.26%	0.94%	0.94%(c)	1.80%	14%	$2,689,884
Year Ended 5/31/2019	$21.45	6.10%	0.96%	0.96%(c)	1.77%	13%	$2,094,539
Year Ended 5/31/2018	$21.63	10.35%	0.97%	0.97%(c)	1.66%	15%	$1,834,772
Year Ended 5/31/2017	$20.46	15.52%	1.00%	1.00%(c)	1.74%	16%	$1,750,090
Year Ended 5/31/2016	$18.43	4.42%	1.02%	1.02%(c)	1.74%	25%	$2,380,538
Advisor Class
Year Ended 5/31/2020	$22.54	6.53%	0.69%	0.69%(c)	2.07%	14%	$1,640,078
Year Ended 5/31/2019	$21.84	6.35%	0.71%	0.71%(c)	2.04%	13%	$815,017
Year Ended 5/31/2018	$22.00	10.60%	0.72%	0.72%(c)	1.93%	15%	$564,834
Year Ended 5/31/2017	$20.80	15.89%	0.75%	0.75%(c)	1.99%	16%	$390,004
Year Ended 5/31/2016	$18.71	4.67%	0.77%	0.77%(c)	2.01%	25%	$230,893
Class C
Year Ended 5/31/2020	$21.38	5.44%	1.69%	1.69%(c)	1.05%	14%	$1,037,413
Year Ended 5/31/2019	$20.73	5.29%	1.71%	1.71%(c)	1.02%	13%	$856,621
Year Ended 5/31/2018	$20.95	9.53%	1.72%	1.72%(c)	0.91%	15%	$809,269
Year Ended 5/31/2017	$19.84	14.73%	1.75%	1.75%(c)	0.99%	16%	$764,036
Year Ended 5/31/2016	$17.88	3.62%	1.78%	1.78%(c)	1.00%	25%	$692,229
Institutional Class
Year Ended 5/31/2020	$22.15	6.50%	0.69%	0.69%(c)	2.06%	14%	$9,604,530
Year Ended 5/31/2019	$21.48	6.36%	0.71%	0.71%(c)	2.02%	13%	$5,966,124
Year Ended 5/31/2018	$21.66	10.67%	0.72%	0.72%(c)	1.89%	15%	$4,781,049
Year Ended 5/31/2017	$20.48	15.79%	0.75%	0.75%(c)	1.98%	16%	$6,140,961
Year Ended 5/31/2016	$18.45	4.69%	0.77%	0.77%(c)	2.00%	25%	$4,766,037
Institutional 2 Class
Year Ended 5/31/2020	$22.52	6.57%	0.62%	0.62%	2.13%	14%	$1,385,364
Year Ended 5/31/2019	$21.83	6.44%	0.63%	0.63%	2.11%	13%	$772,924
Year Ended 5/31/2018	$21.99	10.76%	0.63%	0.63%	2.00%	15%	$605,285
Year Ended 5/31/2017	$20.78	15.92%	0.63%	0.63%	2.10%	16%	$524,608
Year Ended 5/31/2016	$18.71	4.88%	0.64%	0.64%	2.14%	25%	$416,310
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$21.86	0.50	0.94	1.44	(0.49)	(0.26)	(0.75)
Year Ended 5/31/2019	$22.02	0.48	0.89	1.37	(0.46)	(1.07)	(1.53)
Year Ended 5/31/2018	$20.80	0.46	1.78	2.24	(0.42)	(0.60)	(1.02)
Year Ended 5/31/2017	$18.72	0.43	2.50	2.93	(0.40)	(0.45)	(0.85)
Year Ended 5/31/2016	$19.35	0.40	0.44	0.84	(0.53)	(0.94)	(1.47)
Class R
Year Ended 5/31/2020	$21.46	0.35	0.94	1.29	(0.35)	(0.26)	(0.61)
Year Ended 5/31/2019	$21.64	0.33	0.88	1.21	(0.32)	(1.07)	(1.39)
Year Ended 5/31/2018	$20.47	0.30	1.76	2.06	(0.29)	(0.60)	(0.89)
Year Ended 5/31/2017	$18.43	0.29	2.47	2.76	(0.27)	(0.45)	(0.72)
Year Ended 5/31/2016	$19.07	0.27	0.43	0.70	(0.40)	(0.94)	(1.34)
Class V
Year Ended 5/31/2020	$21.46	0.41	0.93	1.34	(0.40)	(0.26)	(0.66)
Year Ended 5/31/2019	$21.64	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)
Year Ended 5/31/2018	$20.47	0.36	1.75	2.11	(0.34)	(0.60)	(0.94)
Year Ended 5/31/2017	$18.43	0.33	2.48	2.81	(0.32)	(0.45)	(0.77)
Year Ended 5/31/2016	$19.07	0.32	0.43	0.75	(0.45)	(0.94)	(1.39)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$22.55	6.62%	0.57%	0.57%	2.17%	14%	$3,986,971
Year Ended 5/31/2019	$21.86	6.48%	0.58%	0.58%	2.15%	13%	$2,955,434
Year Ended 5/31/2018	$22.02	10.84%	0.59%	0.59%	2.08%	15%	$2,587,372
Year Ended 5/31/2017	$20.80	16.03%	0.59%	0.59%	2.17%	16%	$610,882
Year Ended 5/31/2016	$18.72	4.87%	0.59%	0.59%	2.19%	25%	$228,089
Class R
Year Ended 5/31/2020	$22.14	5.97%	1.19%	1.19%(c)	1.54%	14%	$137,720
Year Ended 5/31/2019	$21.46	5.83%	1.21%	1.21%(c)	1.52%	13%	$113,166
Year Ended 5/31/2018	$21.64	10.07%	1.22%	1.22%(c)	1.41%	15%	$104,036
Year Ended 5/31/2017	$20.47	15.29%	1.25%	1.25%(c)	1.49%	16%	$99,305
Year Ended 5/31/2016	$18.43	4.15%	1.27%	1.27%(c)	1.49%	25%	$85,066
Class V
Year Ended 5/31/2020	$22.14	6.26%	0.94%	0.94%(c)	1.78%	14%	$74,269
Year Ended 5/31/2019	$21.46	6.10%	0.96%	0.96%(c)	1.76%	13%	$76,067
Year Ended 5/31/2018	$21.64	10.35%	0.97%	0.97%(c)	1.66%	15%	$81,875
Year Ended 5/31/2017	$20.47	15.58%	1.00%	1.00%(c)	1.74%	16%	$78,342
Year Ended 5/31/2016	$18.43	4.42%	1.02%	1.02%(c)	1.74%	25%	$75,218
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2020	21

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Dividend Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Dividend Income Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
May 31, 2020
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.55% of the Fund’s average daily net assets.
24	Columbia Dividend Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
Class V	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $2,566.
Columbia Dividend Income Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
May 31, 2020
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	6,609,475
Class C	—	1.00(b)	137,086
Class V	5.75	0.50 - 1.00(a)	2,034

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Dividend Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.14%	1.16%
Advisor Class	0.89	0.91
Class C	1.89	1.91
Institutional Class	0.89	0.91
Institutional 2 Class	0.82	0.83
Institutional 3 Class	0.77	0.78
Class R	1.39	1.41
Class V	1.14	1.16
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses, re-characterization of distributions for investments, distribution reclassifications, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(2,398,525)	2,398,525	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Dividend Income Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
May 31, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
327,136,601	200,299,394	527,435,995	231,206,126	577,759,021	808,965,147
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
58,898,243	—	—	4,864,204,886
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
15,643,292,640	5,298,575,441	(434,370,555)	4,864,204,886
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	291,727,347
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,485,974,814 and $2,342,561,391, respectively, for the year ended May 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
28	Columbia Dividend Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	6,481,818	2.31	11
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the
Columbia Dividend Income Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
May 31, 2020
Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2020, two unaffiliated shareholders of record owned 32.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
30	Columbia Dividend Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Dividend Income Fund | Annual Report 2020	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Dividend Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Dividend Income Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$24,244,204
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	67	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	67	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Columbia Dividend Income Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	67	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	67	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	67	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	67	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
34	Columbia Dividend Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	67	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	67	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	67	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Columbia Dividend Income Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
36	Columbia Dividend Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
Columbia Dividend Income Fund | Annual Report 2020	37

Liquidity Risk Management Program  (continued)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Dividend Income Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Dividend Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN139_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia High Yield Municipal Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia High Yield Municipal Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Municipal Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income exempt from federal income tax and capital appreciation.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	-3.41	2.89	4.77
	Including sales charges		-6.29	2.26	4.46
Advisor Class*		03/19/13	-3.30	3.09	4.99
Class C	Excluding sales charges	07/15/02	-4.04	2.22	4.12
	Including sales charges		-4.97	2.22	4.12
Institutional Class		03/05/84	-3.31	3.09	4.98
Institutional 2 Class*		11/08/12	-3.28	3.15	5.04
Institutional 3 Class*		03/01/17	-3.21	3.16	5.02
Blended Benchmark			0.24	4.02	5.13
Bloomberg Barclays High Yield Municipal Bond Index			-2.32	4.17	5.76
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, consists of a 60% weighting of the Bloomberg Barclays High Yield Municipal Bond Index and a 40% weighting of the Bloomberg Barclays Municipal Bond Index.
The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than “BB+” or equivalent by any of the three principal rating agencies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia High Yield Municipal Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2010 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at May 31, 2020)
AAA rating	1.3
AA rating	10.8
A rating	16.4
BBB rating	26.5
BB rating	9.0
B rating	2.3
CCC rating	0.2
D rating	0.4
Not rated	33.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at May 31, 2020)
Illinois	10.4
Florida	8.5
California	7.1
Texas	6.4
New Jersey	5.3
Washington	4.8
Ohio	4.7
Colorado	4.5
Pennsylvania	4.5
Michigan	4.1
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia High Yield Municipal Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2020, Class A shares of the Fund returned -3.41% excluding sales charges. During the same 12-month period, the Fund’s Blended Benchmark gained 0.24%, and the Bloomberg Barclays High Yield Municipal Bond Index returned -2.32%.
COVID-19 fueled high volatility in the tax-exempt market
Although high-yield municipal bonds posted a negative 12-month return, the asset class benefited from a relatively benign environment for the first three quarters of the reporting period. During this time, the U.S. economy continued its expansion, municipal yields marched toward new lows (as prices increased), and high-yield municipals extended their run of outperformance relative to investment-grade municipal bonds.
These favorable conditions quickly deteriorated in March of 2020 once the COVID-19 pandemic hit the United States. Municipal bonds experienced several record down days in mid-March 2020 as investors withdrew cash from municipal funds amid concerns about the virus’ potential financial impact on state and local governments. High-yield municipal bonds were hit particularly hard as their yield spread versus investment-grade debt, which had narrowed steadily over the past four years, rose sharply. (Rising yield spreads indicate underperformance.) Investor worries about the prospects of many bonds backed by economically sensitive revenues, such as sales taxes, hotels and air travel, further contributed to the withdrawals from high-yield municipal funds. Funds raised cash to meet these redemptions, causing high-yield bond prices to fall substantially more than those of investment-grade securities.
In late March 2020, the downturn in high-yield municipal bonds appeared to have ended and prices rallied with several days of record price gains. Investors seemed to have been encouraged by the U.S. Federal Reserve’s (Fed) decision to cut interest rates to zero and initiate a number of liquidity programs aimed at propping up financial assets. Congress also provided fiscal support with a stimulus package amounting to over $2 trillion. After pausing in April 2020, the market’s advance resumed in May as the Fed clarified potential support for municipal issuers and cash began to flow back into the market.
Despite this remarkable recovery, high-yield municipal bonds lagged investment-grade municipal bonds by a wide margin due to their underperformance in March 2020. For the full period, the -2.32% return for Bloomberg Barclays High Yield Municipal Bond Index was more than six percentage points behind the 3.98% gain for the investment-grade Bloomberg Barclays Municipal Bond Index.
Contributors and detractors
An overweight position in continuing care retirement communities, together with security selection in the sector, detracted from performance amid concerns about the vulnerability of the elderly to COVID-19. We remained comfortable with both the Fund’s allocation to the sector and the individual issues held in the portfolio at end of May 2020, but we sold some of the Fund’s positions in issuers that we believed had weaker fundamentals. Holdings in bonds with maturities of 25 years or longer also hurt relative results, as did selection in BBB and non-rated issues. Underweights in bonds rated AA and AAA, which outperformed as investors gravitated to higher quality assets, was an additional detractor. An underweight in special-tax bonds, together with selection in the special-tax and general obligation sectors, further weighed on Fund returns.
On the positive side, the Fund benefited from an underweight position and favorable security selection in hospitals, as well as an underweight in the industrial development revenue/pollution control revenue sector. Selection in 17- to 25-year maturities and charter schools also contributed to Fund returns. An overweighting in A rated issues, together with underweights in BB and non-rated debt, was a further plus.
A cautious but opportunistic approach
Coming into the period, the portfolio was focused on longer maturities due to the benign inflation environment and the positive slope to the municipal yield curve. This positioning reflected our belief that the incremental income on longer dated issues could augment returns over time. In addition, given the record length of the economic expansion and the apparent overvaluation of lower rated securities, we maintained an average credit quality above that of the Blended Benchmark.
Columbia High Yield Municipal Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
As the economic effects of COVID-19 became evident, we reduced positions in vulnerable sectors such as airlines, airports, and other corporate-backed issues, as well as in health care, hotels, and bonds backed by sales taxes. We also selectively reduced allocations to the senior care, charter school and local general obligation sectors, based on our negative outlook for specific holdings in these areas. We redeployed the proceeds into what we viewed as higher quality hospitals, the essential transportation sector, and higher yielding tobacco issues.
We also rotated some of the proceeds into cash to be reinvested as higher yield spreads created what we believed to be opportunities. New York City’s Metropolitan Transportation Authority (MTA), the largest transit authority in the United States, is an example. Prior to the pandemic, the MTA’s longer maturity bonds typically traded approximately 40 basis points (0.4 percentage points) above the average yield on AAA rated municipal issues. As ridership plummeted through March and April 2020 due to COVID-19 and the ensuing economic shutdown across New York City, yields on the MTA’s outstanding bonds rose. As a result, a new issue by MTA in mid-May 2020 yielded nearly 330 basis points above the Blended Benchmark. Believing the MTA to be an essential service, we saw this as an opportunity to capture the higher yield.
We believed spreads on higher yielding municipals were still attractive by historical terms at the close of the period, despite their rally from late March 2020 onward. While we sought to capitalize on specific opportunities such as the MTA bonds, we remained cautious and selective due to continued uncertainty regarding the length and depth of the pandemic-induced recession. The Fund therefore maintained an above-average credit quality at the close of the period.
After the longest economic expansion on record, many states and municipalities entered the crisis in healthy financial positions via budget surpluses, ample rainy-day funds and reasonable budgetary flexibility. Valuations generally remained attractive relative to the long-term averages, but we believe the potential for further credit stress could lead to renewed volatility. As would be expected in such a large and diverse market, there are many issuers who we believe are well-positioned to weather the crisis and others whose challenges could be severe. In this environment, we remained focused on fundamental analysis and careful security selection to identify both risks and potential opportunities.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia High Yield Municipal Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	940.80	1,020.54	4.20	4.37	0.87
Advisor Class	1,000.00	1,000.00	941.80	1,021.53	3.23	3.37	0.67
Class C	1,000.00	1,000.00	937.70	1,017.30	7.32	7.62	1.52
Institutional Class	1,000.00	1,000.00	941.70	1,021.53	3.23	3.37	0.67
Institutional 2 Class	1,000.00	1,000.00	941.80	1,021.73	3.04	3.17	0.63
Institutional 3 Class	1,000.00	1,000.00	942.30	1,021.98	2.80	2.92	0.58
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Municipal Fund | Annual Report 2020	7

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.0%
Anuvia Florida LLC(a)
01/01/2029	5.000%	219,615	164,711
Total Corporate Bonds & Notes (Cost $219,615)			164,711

Floating Rate Notes 0.1%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Minnesota 0.1%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(b),(c)
Revenue Bonds
Allina Health Systems
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	0.050%	325,000	325,000
Total Floating Rate Notes (Cost $325,000)			325,000

Municipal Bonds 94.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 1.5%
Arizona Industrial Development Authority
Revenue Bonds
Great Lakes Senior Living Communities LLC
Series 2019
01/01/2054	5.000%	1,500,000	1,389,930
City of Phoenix Civic Improvement Corp.(d)
Revenue Bonds
Junior Lien Airport
Series 2019B
07/01/2044	4.000%	2,000,000	2,112,940
Industrial Development Authority of the City of Phoenix (The)
Revenue Bonds
Downtown Phoenix Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2059	5.000%	1,000,000	960,060
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2036	5.000%	1,200,000	1,280,820
02/15/2046	5.000%	1,500,000	1,574,505
Charter School Solutions - Harmony Public Schools Project
Series 2018
02/15/2048	5.000%	230,000	244,669
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maricopa County Industrial Development Authority(e)
Revenue Bonds
Christian Care Surprise, Inc. Project
Series 2016
01/01/2048	6.000%	3,595,000	3,122,941
Total			10,685,865
California 6.8%
California Health Facilities Financing Authority
Refunding Revenue Bonds
Northern California Presbyterian Homes
Series 2015
07/01/2039	5.000%	900,000	1,038,168
California Municipal Finance Authority
Revenue Bonds
National University
Series 2019A
04/01/2040	5.000%	1,275,000	1,478,388
04/01/2041	5.000%	250,000	289,048
California Municipal Finance Authority(d),(e),(f)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011
12/01/2032	0.000%	1,835,000	36,700
California Statewide Communities Development Authority
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2044	5.250%	1,500,000	1,500,510
Revenue Bonds
Loma Linda University Medical Center
Series 2014
12/01/2054	5.500%	3,000,000	3,079,110
California Statewide Communities Development Authority(e)
Revenue Bonds
Loma Linda University Medical Center
Series 2018
12/01/2058	5.500%	1,000,000	1,024,980
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/2034	5.000%	1,775,000	1,863,821
City of Carson
Special Assessment Bonds
Assessment District No. 92-1
Series 1992
09/02/2022	7.375%	30,000	30,413
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Municipal Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2045	5.000%	500,000	503,775
City of Santa Maria Water & Wastewater(g)
Refunding Revenue Bonds
Series 2012A
02/01/2025	0.000%	3,100,000	2,650,965
Compton Unified School District(g)
Unlimited General Obligation Bonds
Election of 2002 - Capital Appreciation
Series 2006C
06/01/2025	0.000%	2,310,000	2,215,059
Empire Union School District(g)
Special Tax Bonds
Communities Facilities District No. 1987-1
Series 2002A (AMBAC)
10/01/2021	0.000%	1,665,000	1,652,629
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Series 2014C
01/15/2043	6.500%	5,000,000	5,639,700
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-2
06/01/2047	5.000%	12,500,000	12,505,375
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2039	6.500%	5,000,000	7,479,750
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2036	5.000%	1,845,000	2,077,599
State of California
Unlimited General Obligation Bonds
Various Purpose
Series 2012
04/01/2042	5.000%	3,000,000	3,217,260
Total			48,283,250
Colorado 4.3%
Colorado Bridge Enterprise(d)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	6,000,000	6,541,500
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado Health Facilities Authority
Refunding Revenue Bonds
CommonSpirit Health
Series 2019A
08/01/2044	4.000%	2,500,000	2,556,225
08/01/2049	4.000%	3,250,000	3,304,307
Revenue Bonds
NJH-SJH Center for Outpatient Health Project
Series 2019
01/01/2045	3.000%	5,000,000	5,055,100
Senior Living - Ralston Creek at Arvada
Series 2017
11/01/2052	6.000%	5,000,000	3,802,100
Leyden Rock Metropolitan District No. 10
Limited General Obligation Bonds
Series 2016A
12/01/2045	5.000%	1,000,000	993,070
Palisade Metropolitan District No. 2
Limited General Obligation Bonds
Series 2016
12/01/2046	5.000%	1,500,000	1,363,635
Regional Transportation District
Certificate of Participation
Series 2014A
06/01/2039	5.000%	5,000,000	5,527,300
Sierra Ridge Metropolitan District No. 2
Senior Limited General Obligation Bonds
Series 2016A
12/01/2046	5.500%	1,500,000	1,502,040
Total			30,645,277
Connecticut 1.5%
Connecticut Housing Finance Authority
Revenue Bonds
Series 2019E-E1 (HUD)
11/15/2054	3.250%	4,000,000	4,177,520
Connecticut State Health & Educational Facility Authority(e)
Revenue Bonds
Church Home of Hartford, Inc. Project
Series 2016
09/01/2053	5.000%	1,750,000	1,556,257
State of Connecticut
Unlimited General Obligation Bonds
Series 2018C
06/15/2038	5.000%	1,000,000	1,182,770
Series 2018E
09/15/2037	5.000%	500,000	595,250
Series 2019A
04/15/2037	4.000%	2,675,000	2,965,960
Total			10,477,757

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
May 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
District of Columbia 0.5%
District of Columbia
Revenue Bonds
Ingleside Rock Creek Project
Series 2017
07/01/2052	5.000%	1,000,000	849,560
KIPP DC Project
Series 2019
07/01/2049	4.000%	680,000	678,756
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	2,275,000	2,301,435
Total			3,829,751
Florida 8.1%
Capital Trust Agency, Inc.(e)
Revenue Bonds
1st Mortgage - Tapestry Walden Senior Housing Project
Series 2017
07/01/2052	7.000%	3,400,000	2,027,420
University Bridge LLC Student Housing Project
Series 2018
12/01/2058	5.250%	3,000,000	2,632,470
Capital Trust Agency, Inc.(e),(f)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2050	0.000%	3,550,000	1,952,500
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018A
11/15/2053	5.000%	1,500,000	1,396,605
City of Lakeland
Revenue Bonds
Lakeland Regional Health
Series 2015
11/15/2040	5.000%	5,000,000	5,330,200
City of Tallahassee
Revenue Bonds
Tallahassee Memorial Healthcare, Inc. Project
Series 2016
12/01/2055	5.000%	3,000,000	3,227,070
County of Broward Airport System(d)
Revenue Bonds
Series 2019A
10/01/2049	4.000%	700,000	740,516
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Miami-Dade(g)
Revenue Bonds
Capital Appreciation
Subordinated Series 2009B
10/01/2041	0.000%	10,000,000	4,910,800
County of Miami-Dade
Subordinated Refunding Revenue Bonds
Series 2012B
10/01/2037	5.000%	1,530,000	1,682,801
County of Miami-Dade Aviation(d)
Refunding Revenue Bonds
Series 2019A
10/01/2049	5.000%	3,000,000	3,465,300
County of Osceola Florida Transportation(g)
Refunding Revenue Bonds
Osceola Parkway Toll Facility
Series 2019A-2
10/01/2049	0.000%	1,700,000	503,778
County of Osceola Transportation(g)
Refunding Revenue Bonds
Series 2020A-2
10/01/2048	0.000%	2,000,000	619,480
Florida Development Finance Corp.
Revenue Bonds
Renaissance Charter School
Series 2010A
09/15/2040	6.000%	3,750,000	3,766,575
Series 2012A
06/15/2043	6.125%	3,000,000	3,065,070
Renaissance Charter School Projects
Series 2013A
06/15/2044	8.500%	5,000,000	5,562,300
Florida Development Finance Corp.(e)
Revenue Bonds
Renaissance Charter School
Series 2015
06/15/2046	6.125%	4,900,000	5,103,448
Greater Orlando Aviation Authority(d)
Revenue Bonds
Series 2019A
10/01/2054	5.000%	1,500,000	1,751,970
Orange County Health Facilities Authority
Refunding Revenue Bonds
Mayflower Retirement Center
Series 2012
06/01/2042	5.125%	750,000	750,683
Orange County Industrial Development Authority(d),(e)
Revenue Bonds
Anuvia Florida LLC Project
Series 2018A
07/01/2048	4.000%	4,100,000	410,000

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Municipal Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palm Beach County Health Facilities Authority
Revenue Bonds
Sinai Residences Boca Raton
Series 2014
06/01/2049	7.500%	1,250,000	1,296,938
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates, Inc.
Series 2019
01/01/2055	5.000%	2,615,000	2,451,850
Seminole County Industrial Development Authority
Refunding Revenue Bonds
Legacy Pointe at UCF Project
Series 2019
11/15/2054	5.750%	2,525,000	1,937,634
St. Johns County Industrial Development Authority(f)
Refunding Revenue Bonds
Bayview Project
Series 2007A
10/01/2041	0.000%	3,725,000	2,607,500
Westridge Community Development District
Special Assessment Bonds
Series 2005
05/01/2037	5.800%	285,000	231,015
Total			57,423,923
Georgia 2.3%
City of Atlanta Department of Aviation(d)
Revenue Bonds
Airport
Subordinated Series 2019
07/01/2037	4.000%	1,710,000	1,892,748
07/01/2040	4.000%	1,000,000	1,097,840
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
Series 2018
12/01/2048	6.250%	2,500,000	2,131,825
Georgia Housing & Finance Authority
Revenue Bonds
Single Family Mortgage
Series 2017A
12/01/2042	4.050%	1,155,000	1,231,888
Georgia State Road & Tollway Authority(e),(h)
Revenue Bonds
I-75 S Expressway
Series 2014S
06/01/2049	0.000%	4,600,000	3,277,178
Glynn-Brunswick Memorial Hospital Authority
Revenue Bonds
SE Georgia Health System Anticipation Certificates
Series 2017
08/01/2047	5.000%	355,000	392,048
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2053	6.375%	3,000,000	2,581,740
Savannah Economic Development Authority
Refunding Revenue Bonds
Marshes Skidaway Island Project
Series 2013
01/01/2049	7.250%	3,500,000	3,611,615
Total			16,216,882
Guam 0.2%
Guam Government Waterworks Authority(i),(j)
Revenue Bonds
Series 2020A
01/01/2050	5.000%	1,500,000	1,657,560
Idaho 0.4%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2049	8.125%	4,000,000	2,630,360
Illinois 9.9%
Chicago Board of Education(e)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,000,000	3,323,280
Chicago Board of Education
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2036	5.000%	1,665,000	1,643,805
Project
Series 2015C
12/01/2039	5.250%	2,000,000	1,963,260
Series 2011A
12/01/2041	5.000%	1,110,000	1,067,365
Series 2012A
12/01/2042	5.000%	1,000,000	956,600
Series 2016B
12/01/2046	6.500%	1,500,000	1,602,675
Series 2018D
12/01/2046	5.000%	5,000,000	4,703,150
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
ASSURED GUARANTY MUNICIPAL CORP
12/01/2035	5.000%	500,000	568,240

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
May 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago O’Hare International Airport(d)
Refunding Revenue Bonds
Senior Lien
Series 2018A
01/01/2053	5.000%	5,000,000	5,598,300
Revenue Bonds
TriPs Obligated Group
Series 2018
07/01/2048	5.000%	800,000	873,560
Chicago Park District
Limited General Obligation Bonds
Series 2015A
01/01/2040	5.000%	3,000,000	3,205,410
City of Chicago
Unlimited General Obligation Bonds
Series 2017A
01/01/2038	6.000%	3,235,000	3,462,970
Unlimited General Obligation Refunding Bonds
Series 2007F
01/01/2042	5.500%	1,000,000	1,016,860
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2035	5.000%	1,000,000	1,126,820
Du Page County Special Service Area No. 31
Special Tax Bonds
Monarch Landing Project
Series 2006
03/01/2036	5.625%	648,000	620,220
Illinois Finance Authority
Refunding Revenue Bonds
Lutheran Life Communities Obligated Group
Series 2019
11/01/2049	5.000%	1,325,000	1,146,165
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2020
06/15/2050	4.000%	1,200,000	1,022,700
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	1,250,000	1,188,350
Metropolitan Water Reclamation District of Greater Chicago
Green Unlimited General Obligation Bond
Series 2016E
12/01/2036	5.000%	2,225,000	2,582,847
Unlimited General Obligation Bonds
Green Bond
Series 2016E
12/01/2035	5.000%	1,620,000	1,885,858
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois
General Obligation
Series 2018A
05/01/2042	5.000%	4,800,000	4,793,424
Unlimited General Obligation Bonds
Rebuild Illinois Program
Series 2019B
11/01/2039	4.000%	2,000,000	1,823,980
Series 2016
01/01/2041	5.000%	3,830,000	3,824,944
Series 2017A
12/01/2035	5.000%	1,345,000	1,355,868
12/01/2038	5.000%	3,000,000	3,001,860
Series 2018A
05/01/2032	5.000%	2,500,000	2,529,225
05/01/2040	5.000%	4,000,000	3,994,840
05/01/2041	5.000%	3,910,000	3,904,800
05/01/2043	5.000%	3,000,000	2,995,800
Series 2020
05/01/2039	5.500%	570,000	597,947
05/01/2045	5.750%	750,000	799,552
Unlimited General Obligation Refunding Bonds
Series 2018B
10/01/2033	5.000%	1,000,000	1,012,160
Village of Lincolnshire
Special Tax Bonds
Sedgebrook Project
Series 2004
03/01/2034	6.250%	559,000	559,106
Total			70,751,941
Indiana 0.3%
Indiana Finance Authority(d),(e)
Revenue Bonds
RES Polyflow Indiana Project Green Bonds
Series 2019
03/01/2039	7.000%	2,425,000	2,038,867
Iowa 1.2%
Iowa Finance Authority(h)
Refunding Revenue Bonds
Deerfield Retirement Community
Series 2014
11/15/2046	5.400%	2,042,967	1,935,691
Iowa Finance Authority(f)
Refunding Revenue Bonds
Deerfield Retirement Community
Series 2014
05/15/2056	0.000%	401,062	5,013

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Municipal Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Iowa Finance Authority
Revenue Bonds
Lifespace Communities, Inc.
Series 2018A
05/15/2048	5.000%	2,475,000	2,329,544
Series 2018-A
05/15/2043	5.000%	1,740,000	1,657,785
PHS Council Bluffs, Inc. Project
Series 2018
08/01/2055	5.250%	3,200,000	2,914,752
Total			8,842,785
Kansas 0.9%
City of Overland Park
Revenue Bonds
Prairiefire-Lionsgate Project
Series 2012
12/15/2032	6.000%	6,000,000	2,880,000
Wyandotte County-Kansas City Unified Government
Revenue Bonds
Legends Village West Project
Series 2006
10/01/2028	4.875%	3,865,000	3,431,927
Total			6,311,927
Kentucky 0.4%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health
Series 2017A
06/01/2045	5.000%	1,000,000	1,036,580
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018
05/01/2037	5.000%	1,500,000	1,729,380
Total			2,765,960
Louisiana 1.4%
Louisiana Public Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2034	5.000%	25,000	31,323
Refunding Revenue Bonds
Nineteenth Judicial District
Series 2015C (AGM)
06/01/2042	5.000%	1,000,000	1,154,780
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana Public Facilities Authority(d)
Revenue Bonds
Impala Warehousing LLC Project
Series 2013
07/01/2036	6.500%	4,420,000	4,563,606
Parish of St. James(e),(j)
Revenue Bonds
NuStar Logistics LP Project
Series 2020-2
07/01/2040	6.350%	3,750,000	4,110,488
Total			9,860,197
Maryland 0.7%
Howard County Housing Commission
Revenue Bonds
Woodfield Oxford Square Apartments
Series 2017
12/01/2037	5.000%	4,000,000	4,753,600
Massachusetts 1.5%
Massachusetts Development Finance Agency(e)
Refunding Revenue Bonds
NewBridge on the Charles, Inc.
Series 2017
10/01/2057	5.000%	2,000,000	1,927,880
Revenue Bonds
Linden Ponds, Inc. Facility
Series 2018
11/15/2046	5.125%	2,000,000	1,724,440
Massachusetts Development Finance Agency(g)
Revenue Bonds
Linden Ponds, Inc. Facility
Subordinated Series 2011B
11/15/2056	0.000%	1,169,166	159,720
Massachusetts Educational Financing Authority(d)
Refunding Revenue Bonds
Issue K
Subordinated Series 2017B
07/01/2046	4.250%	1,500,000	1,577,940
Series 2016J
07/01/2033	3.500%	1,860,000	1,883,027
Series 2018B
07/01/2034	3.625%	3,135,000	3,218,391
Total			10,491,398
Michigan 3.9%
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	1,375,000	1,478,524

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
May 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Detroit Water Supply System
Prerefunded 07/01/21 Revenue Bonds
Senior Lien
Series 2011A
07/01/2041	5.250%	1,445,000	1,522,582
Series 2011C
07/01/2041	5.000%	1,025,000	1,077,275
Grand Rapids Economic Development Corp.
Refunding Revenue Bonds
Clark Retirement Community
Series 2019A
04/01/2054	5.750%	2,000,000	1,544,160
Michigan Finance Authority
Refunding Revenue Bonds
Henry Ford Health System
Series 2016
11/15/2046	4.000%	3,580,000	3,726,207
Trinity Health Credit Group
Series 2019A
12/01/2049	4.000%	2,000,000	2,161,240
Revenue Bonds
Henry Ford Health System
Series 2019A
11/15/2050	4.000%	600,000	636,234
Michigan State Hospital Finance Authority
Refunding Revenue Bonds
Ascension Health Senior Care Group
Series 2010F-4
11/15/2047	5.000%	415,000	516,941
Michigan State Housing Development Authority
Revenue Bonds
Series 2019A-1
10/01/2049	3.350%	2,500,000	2,638,675
Michigan Strategic Fund(d)
Revenue Bonds
I-75 Improvement Project
Series 2018
12/31/2043	5.000%	5,000,000	5,298,200
Michigan Tobacco Settlement Finance Authority
Revenue Bonds
Senior Series 2007A
06/01/2034	6.000%	1,000,000	1,000,020
06/01/2048	6.000%	6,000,000	6,000,060
Total			27,600,118
Minnesota 1.7%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2045	6.125%	3,500,000	2,787,785
07/01/2050	6.125%	1,500,000	1,171,815
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	2,000,000	1,706,260
City of Crookston
Revenue Bonds
Riverview Health Project
Series 2019
05/01/2044	5.000%	500,000	488,410
05/01/2051	5.000%	1,500,000	1,460,850
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Legends Berry Senior Apartments Project
Series 2018 (Mandatory Put 09/01/20)
09/01/2021	3.750%	3,100,000	3,102,232
Minneapolis/St. Paul Housing Finance Board(d)
Revenue Bonds
Mortgage-Backed Securities Program-Cityliving
Series 2006A-2 (GNMA / FNMA)
12/01/2038	5.000%	908	909
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	2,250,000	1,665,990
Total			12,384,251
Mississippi 0.3%
County of Lowndes
Refunding Revenue Bonds
Weyerhaeuser Co. Project
Series 1992A
04/01/2022	6.800%	1,995,000	2,156,436
Series 1992B
04/01/2022	6.700%	230,000	248,202
Total			2,404,638
Missouri 1.1%
Kansas City Industrial Development Authority(e)
Revenue Bonds
Platte Purchase Project
Series 2019A
07/01/2040	5.000%	1,900,000	1,639,035
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2050	5.250%	4,500,000	3,976,470

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Municipal Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrews Residence for Seniors
Series 2015
12/01/2045	5.125%	3,000,000	2,572,440
Total			8,187,945
Montana 0.3%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2047	5.250%	2,200,000	1,962,026
Nebraska 1.5%
Central Plains Energy Project
Revenue Bonds
Project #3
Series 2012
09/01/2042	5.000%	5,000,000	5,372,500
Nebraska Educational Health Cultural & Social Services Finance Authority
Refunding Revenue Bonds
Immanuel Obligated Group
Series 2019
01/01/2044	4.000%	5,000,000	5,442,650
Total			10,815,150
Nevada 0.9%
City of Carson City
Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2047	5.000%	455,000	480,421
City of Reno(e),(g)
Refunding Revenue Bonds
Retrac-Reno Transportation Rail Access Corridor Project
Series 2018
07/01/2058	0.000%	19,500,000	2,094,105
State of Nevada Department of Business & Industry(e)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2045	5.125%	2,515,000	2,366,665
Series 2018A
12/15/2048	5.000%	1,500,000	1,374,480
Total			6,315,671
New Hampshire 0.5%
New Hampshire Business Finance Authority(e)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2054	5.750%	1,750,000	1,577,380
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hampshire Health and Education Facilities Authority Act
Revenue Bonds
Hillside Village
Series 2017A
07/01/2052	6.125%	2,500,000	1,877,550
Total			3,454,930
New Jersey 5.0%
Middlesex County Improvement Authority(f)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/2037	0.000%	1,250,000	13
New Jersey Economic Development Authority
Prerefunded 06/15/24 Revenue Bonds
School Facilities Construction
Series 2014UU
06/15/2040	5.000%	280,000	332,259
Prerefunded 06/15/25 Revenue Bonds
Series 2015WW
06/15/2040	5.250%	25,000	31,053
Revenue Bonds
New Jersey Transit Transportation Project
Series 2020A
11/01/2044	4.000%	2,000,000	1,829,560
Provident Group-Kean Properties
Series 2017
07/01/2047	5.000%	500,000	453,890
Provident Group-Rowan Properties LLC
Series 2015
01/01/2048	5.000%	960,000	917,117
School Facilities Construction
Series 2019
06/15/2044	5.000%	1,200,000	1,238,796
Unrefunded Revenue Bonds
School Facilities Construction
Series 2014UU
06/15/2040	5.000%	1,220,000	1,243,400
Series 2015WW
06/15/2040	5.250%	350,000	362,107
New Jersey Economic Development Authority(d)
Revenue Bonds
UMM Energy Partners LLC
Series 2012A
06/15/2043	5.125%	2,000,000	2,112,560
New Jersey Higher Education Student Assistance Authority(d)
Subordinated Revenue Bonds
Series 2013-1B
12/01/2043	4.750%	5,000,000	5,247,600

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
May 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2029	5.000%	3,000,000	3,242,280
Transportation System
Series 2018A
12/15/2036	5.000%	2,500,000	2,608,475
Series 2019
12/15/2039	5.000%	640,000	666,029
Revenue Bonds
Series 2019BB
06/15/2044	5.000%	1,000,000	1,029,560
06/15/2050	5.000%	4,945,000	5,059,625
Transportation Program
Series 2015AA
06/15/2045	5.000%	1,750,000	1,781,097
Series 2019
06/15/2046	5.000%	5,000,000	5,135,600
South Jersey Port Corp.(d)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B
01/01/2048	5.000%	600,000	584,532
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2046	5.000%	835,000	916,220
Subordinated Series 2018B
06/01/2046	5.000%	1,025,000	1,074,538
Total			35,866,311
New Mexico 0.3%
New Mexico Hospital Equipment Loan Council
Revenue Bonds
La Vida Expansion Project
Series 2019
07/01/2049	5.000%	2,025,000	1,865,066
New York 3.0%
Build NYC Resource Corp.
Revenue Bonds
International Leadership Charter School
Series 2013
07/01/2043	6.000%	4,330,000	4,363,557
Build NYC Resource Corp.(e)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	765,000	782,779
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Taxable International Leadership
Series 2016
07/01/2021	5.000%	115,000	114,715
Glen Cove Local Economic Assistance Corp.(h)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,117,700
Jefferson County Industrial Development Agency(d),(e)
Revenue Bonds
ReEnergy Black River LLC P
Series 2019
01/01/2024	5.250%	1,620,000	1,520,759
Metropolitan Transportation Authority
Revenue Bonds
BAN Series 2019 D-1
09/01/2022	5.000%	2,000,000	2,053,720
BAN Series 2019F
11/15/2022	5.000%	1,200,000	1,233,720
Green Bond
Series 2020C-1
11/15/2055	5.250%	4,000,000	4,400,240
Nassau County Tobacco Settlement Corp.(g)
Asset-Backed Revenue Bonds
Capital Appreciation
Third Series 2006D
06/01/2060	0.000%	25,000,000	783,500
New York Transportation Development Corp.(d)
Revenue Bonds
LaGuardia Airport Terminal B Redevelopment Project
Series 2016
07/01/2046	4.000%	3,000,000	2,971,350
Port Authority of New York & New Jersey(d)
Revenue Bonds
Consolidated Bonds - 218th Series
Series 2019
11/01/2047	4.000%	1,000,000	1,080,370
Total			21,422,410
North Carolina 2.5%
Durham Housing Authority(d)
Prerefunded 01/31/23 Revenue Bonds
Magnolia Pointe Apartments
Series 2005
02/01/2038	5.650%	2,924,282	3,315,288
North Carolina Medical Care Commission
Refunding Revenue Bonds
Sharon Towers
Series 2019
07/01/2049	5.000%	3,500,000	3,522,715

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Municipal Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
United Methodist Retirement Community
Series 2017
10/01/2047	5.000%	2,250,000	2,131,222
United Methodist Retirement Homes
Series 2016
10/01/2035	5.000%	1,000,000	1,002,620
Revenue Bonds
Novant Health Obligated Group
Series 2019A
11/01/2052	4.000%	2,815,000	3,080,652
North Carolina Turnpike Authority
Revenue Bonds
Senior Lien - Triangle Expressway
Series 2019
01/01/2049	5.000%	2,000,000	2,161,120
Triangle Expressway System Senior Lien Turnpike
Series 2019
01/01/2055	4.000%	1,400,000	1,384,432
North Carolina Turnpike Authority(g)
Revenue Bonds
Triangle Expressway System Appropriation
Series 2019
01/01/2049	0.000%	2,500,000	1,043,775
Total			17,641,824
North Dakota 0.4%
City of Fargo
Revenue Bonds
Sanford Obligation Group
Series 2011
11/01/2031	6.250%	2,500,000	2,640,100
Ohio 4.5%
Buckeye Tobacco Settlement Financing Authority
03/04/2020
06/01/2055	5.000%	20,000,000	20,181,800
Buckeye Tobacco Settlement Financing Authority(g)
Refunding Revenue Bonds
Series 2020B-2
06/01/2057	0.000%	7,500,000	968,325
County of Marion
Refunding Revenue Bonds
United Church Homes, Inc.
Series 2019
12/01/2049	5.125%	1,875,000	1,515,619
Hickory Chase Community Authority(e)
Refunding Revenue Bonds
Hickory Chase Project
Series 2019
12/01/2040	5.000%	1,410,000	1,319,816
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lake County Port & Economic Development Authority(e)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	6.750%	3,600,000	2,591,424
Ohio Air Quality Development Authority(d)
Revenue Bonds
Ohio Valley Electric Crop.
Series 2019 (Mandatory Put 10/01/29)
06/01/2041	2.600%	500,000	504,655
Ohio Air Quality Development Authority(d),(e)
Revenue Bonds
Pratt Paper LLC Project
Series 2017
01/15/2048	4.500%	500,000	502,290
State of Ohio(d)
Revenue Bonds
Portsmouth Bypass Project
Series 2015
12/31/2039	5.000%	4,100,000	4,643,947
Total			32,227,876
Oklahoma 0.6%
Norman Regional Hospital Authority
Revenue Bonds
Norman Regional Hospital Authority Obligated Group
Series 2019
09/01/2045	5.000%	3,500,000	3,917,340
Oregon 0.8%
Clackamas County Hospital Facility Authority
Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2018
05/15/2052	5.000%	1,000,000	976,580
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2049	5.500%	3,115,000	3,110,234
State of Oregon Housing & Community Services Department
Revenue Bonds
Single-Family Mortgage Program
Series 2018C
07/01/2043	3.950%	1,485,000	1,614,700
Total			5,701,514
Pennsylvania 4.3%
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018 (AGM)
06/01/2039	4.000%	1,365,000	1,485,243

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
May 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2046	4.000%	2,500,000	2,795,125
Dauphin County Industrial Development Authority(d)
Revenue Bonds
Dauphin Consolidated Water Supply
Series 1992A
06/01/2024	6.900%	3,200,000	3,864,096
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2053	5.000%	1,900,000	1,607,894
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Meadowood Senior Living Project
Series 2018
12/01/2048	5.000%	1,000,000	931,170
Northampton County Industrial Development Authority
Refunding Revenue Bonds
Morningstar Senior Living, Inc. Project
Series 2019
11/01/2049	5.000%	1,600,000	1,356,816
Pennsylvania Economic Development Financing Authority(e)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	6.750%	3,000,000	2,636,820
Pennsylvania Economic Development Financing Authority(d)
Revenue Bonds
PA Bridges Finco LP
Series 2015
12/31/2038	5.000%	1,650,000	1,761,128
06/30/2042	5.000%	3,700,000	3,918,226
Pennsylvania Economic Development Financing Authority
Revenue Bonds
Philadelphia Biosolids Facility
Series 2009
01/01/2032	6.250%	3,200,000	3,255,104
Pennsylvania Housing Finance Agency
Revenue Bonds
Series 2018-127B
04/01/2042	3.950%	1,485,000	1,594,608
Philadelphia Authority for Industrial Development
Revenue Bonds
1st Philadelphia Preparatory Charter School
Series 2014
06/15/2033	7.000%	1,870,000	2,061,768
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	1,750,000	1,927,327
Series 2017E (BAM)
12/01/2037	4.000%	1,000,000	1,141,250
Total			30,336,575
Puerto Rico 1.3%
Puerto Rico Electric Power Authority(f),(i)
Revenue Bonds
Series 2007TT
07/01/2037	0.000%	2,000,000	1,230,000
Series 2010XX
07/01/2040	0.000%	2,000,000	1,235,000
Puerto Rico Sales Tax Financing Corp.(g),(i)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	18,500,000	4,780,030
Puerto Rico Sales Tax Financing Corp. Sales Tax(i)
Revenue Bonds
Series 2019A-1
07/01/2058	5.000%	2,000,000	2,001,520
Total			9,246,550
Rhode Island 0.4%
Rhode Island Student Loan Authority(d)
Refunding Revenue Bonds
Series 2018A
12/01/2034	3.500%	1,935,000	1,972,442
Revenue Bonds
Series 2016A
12/01/2027	3.125%	1,110,000	1,132,433
Total			3,104,875
South Carolina 1.0%
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Bon Secours Mercy Health, Inc.
Series 2020
12/01/2046	5.000%	1,000,000	1,196,230
Revenue Bonds
Lutheran Homes of South Carolina, Inc. Obligation Group
Series 2013
05/01/2043	5.000%	750,000	613,770
05/01/2048	5.125%	1,500,000	1,224,300
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	4,000,000	4,261,120
Total			7,295,420

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Municipal Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tennessee 1.5%
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
Farms at Bailey Station Project (The)
Series 2019
10/01/2059	5.750%	5,000,000	4,183,400
Tennessee Housing Development Agency
Revenue Bonds
Issue 3
Series 2018
07/01/2043	3.850%	5,965,000	6,569,254
Total			10,752,654
Texas 6.1%
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership of Texas
Series 2015
08/15/2045	5.750%	3,500,000	3,680,775
New Hope Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Wesleyan Homes, Inc. Project
Series 2019
01/01/2055	5.000%	1,500,000	1,164,840
Revenue Bonds
Bridgemoor Plano Project
Series 2018
12/01/2053	7.250%	4,000,000	3,459,600
Cardinal Bay Senior Living/Village on the Park
Series 2016A-1
07/01/2046	5.000%	950,000	817,694
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2046	5.000%	4,930,000	3,798,713
NCCD-College Station Properties LLC
Series 2015
07/01/2035	5.000%	1,000,000	832,450
Series 2015A
07/01/2047	5.000%	1,000,000	801,420
New Hope Cultural Education Facilities Finance Corp.(e)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2047	5.125%	3,585,000	3,348,282
Port Beaumont Navigation District(d),(e)
Refunding Revenue Bonds
Jefferson Golf Coast Energy Project
Series 2020A
01/01/2050	4.000%	2,000,000	1,676,520
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2046	5.000%	1,000,000	963,170
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2049	8.000%	2,000,000	2,106,420
Sanger Industrial Development Corp.(d),(e),(f)
Revenue Bonds
Texas Pellets Project
Series 2012B
07/01/2038	0.000%	4,950,000	1,237,500
Tarrant County Cultural Education Facilities Finance Corp.
Revenue Bonds
Buckner Senior Living Ventana Project
Series 2017
11/15/2052	6.750%	3,000,000	2,934,270
CC Young Memorial Home
Series 2009A
02/15/2038	8.000%	3,750,000	3,659,400
Texas Private Activity Bond Surface Transportation Corp.
Refunding Revenue Bonds
Senior Lien - North Tarrant Express
Series 2019
12/31/2039	4.000%	1,000,000	1,019,230
Texas Private Activity Bond Surface Transportation Corp.(d)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	6,300,000	6,916,266
Senior Lien - Blueridge Transportation
Series 2016
12/31/2055	5.000%	3,515,000	3,543,788
Senior Lien - Blueridge Transportation Group LLC
Series 2016
12/31/2040	5.000%	1,250,000	1,276,162
Texas Transportation Commission
Revenue Bonds
State Highway 249 System Toll
Series 2019
08/01/2057	5.000%	500,000	527,510
Total			43,764,010
Utah 0.3%
Salt Lake City Corp. Airport(d)
Revenue Bonds
Series 2017A
07/01/2037	5.000%	2,000,000	2,278,460

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
May 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia 3.7%
Alexandria Industrial Development Authority
Refunding Revenue Bonds
Goodwin House, Inc.
Series 2015
10/01/2050	5.000%	2,275,000	2,291,767
City of Chesapeake Expressway Toll Road(h)
Refunding Revenue Bonds
Transportation System
Series 2012
07/15/2040	0.000%	7,530,000	6,878,128
Hanover County Economic Development Authority
Refunding Revenue Bonds
Covenant Woods
Series 2018
07/01/2051	5.000%	1,200,000	1,086,324
Mosaic District Community Development Authority
Special Assessment Bonds
Series 2011A
03/01/2036	6.875%	2,500,000	2,544,200
Tobacco Settlement Financing Corp.
Revenue Bonds
Senior Series 2007-B1
06/01/2047	5.000%	5,000,000	4,962,450
Virginia Small Business Financing Authority(d)
Revenue Bonds
Transform 66 P3 Project
Series 2017
12/31/2052	5.000%	7,925,000	8,274,888
Total			26,037,757
Washington 4.5%
Greater Wenatchee Regional Events Center Public Facilities District
Revenue Bonds
Series 2012A
09/01/2042	5.500%	3,825,000	3,627,362
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,295,000	3,645,786
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,250,000	1,348,850
12/01/2045	6.250%	2,500,000	2,682,925
State of Washington
Unlimited General Obligation Bonds
Series 2019-2020A
08/01/2038	5.000%	3,000,000	3,895,110
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tacoma Consolidated Local Improvement Districts
Special Assessment Bonds
No. 65
Series 2013
04/01/2043	5.750%	1,220,000	1,154,998
Washington State Housing Finance Commission(e)
Refunding Revenue Bonds
Bayview Manor Homes
Series 2016A
07/01/2051	5.000%	2,150,000	1,843,260
Nonprofit Housing-Mirabella
Series 2012
10/01/2047	6.750%	5,000,000	5,053,950
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	4,850,000	4,917,657
Transforming Age Projects
Series 2019A
01/01/2055	5.000%	5,000,000	4,217,250
Total			32,387,148
Wisconsin 1.9%
Public Finance Authority
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2054	5.000%	2,665,000	2,334,833
WakeMed Hospital
Series 2019A
10/01/2049	4.000%	4,310,000	4,571,660
Public Finance Authority(e)
Refunding Revenue Bonds
Mary’s Woods At Marylhurst
Series 2017
05/15/2052	5.250%	2,300,000	2,306,578
Public Finance Authority(d)
Refunding Revenue Bonds
Waste Management, Inc. Project
Series 2016
05/01/2027	2.875%	630,000	650,267
Wisconsin Health & Educational Facilities Authority
Refunding Revenue Bonds
St. Camillus Health System, Inc.
Series 2019
11/01/2054	5.000%	3,000,000	2,639,880
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018B
07/01/2053	5.000%	900,000	697,464

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Municipal Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. John’s Communities, Inc. Project
Series 2018A
09/15/2050	5.000%	750,000	680,618
Total			13,881,300
Total Municipal Bonds (Cost $693,587,350)			671,159,219

Municipal Bonds Held in Trust 1.3%

North Carolina 1.3%
North Carolina Medical Care Commission(k)
Revenue Bonds
Novant Health Obligated Group
Series 2019A
11/01/2049	4.000%	8,320,000	9,129,453
Total Municipal Bonds Held in Trust (Cost $9,209,102)			9,129,453
Money Market Funds 5.0%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.023%(l)	205,323	205,303
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.103%(l)	35,375,889	35,375,889
Total Money Market Funds (Cost $35,581,212)		35,581,192
Total Investments in Securities (Cost $738,922,279)		716,359,575
Other Assets & Liabilities, Net		(4,180,391)
Net Assets		$712,179,184

Notes to Portfolio of Investments
(a)	Valuation based on significant unobservable inputs.
(b)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(c)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of May 31, 2020.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2020, the total value of these securities amounted to $77,390,114, which represents 10.87% of total net assets.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2020, the total value of these securities amounted to $8,304,226, which represents 1.17% of total net assets.
(g)	Zero coupon bond.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2020.
(i)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2020, the total value of these securities amounted to $10,904,110, which represents 1.53% of total net assets.
(j)	Represents a security purchased on a when-issued basis.
(k)	The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund’s Portfolio of Investments.
(l)	The rate shown is the seven-day current annualized yield at May 31, 2020.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUD	Department of Housing and Urban Development
NPFGC	National Public Finance Guarantee Corporation
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	—	164,711	164,711
Floating Rate Notes	—	325,000	—	325,000
Municipal Bonds	—	671,159,219	—	671,159,219
Municipal Bonds Held in Trust	—	9,129,453	—	9,129,453
Money Market Funds	35,581,192	—	—	35,581,192
Total Investments in Securities	35,581,192	680,613,672	164,711	716,359,575
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Municipal Fund | Annual Report 2020

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $738,922,279)	$716,359,575
Cash	40,601
Receivable for:
Investments sold	324,353
Capital shares sold	1,900,699
Interest	10,716,108
Expense reimbursement due from Investment Manager	403
Prepaid expenses	539
Trustees’ deferred compensation plan	125,535
Total assets	729,467,813
Liabilities
Short-term floating rate notes outstanding	6,240,000
Payable for:
Investments purchased	358,062
Investments purchased on a delayed delivery basis	5,373,330
Capital shares purchased	2,193,799
Distributions to shareholders	2,541,425
Management services fees	306,978
Distribution and/or service fees	55,923
Transfer agent fees	63,799
Compensation of chief compliance officer	49
Other expenses	29,729
Trustees’ deferred compensation plan	125,535
Total liabilities	17,288,629
Net assets applicable to outstanding capital stock	$712,179,184
Represented by
Paid in capital	747,661,116
Total distributable earnings (loss)	(35,481,932)
Total - representing net assets applicable to outstanding capital stock	$712,179,184
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2020	23

Statement of Assets and Liabilities  (continued)
May 31, 2020
Class A
Net assets	$164,387,868
Shares outstanding	16,510,028
Net asset value per share	$9.96
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.27
Advisor Class
Net assets	$5,548,636
Shares outstanding	556,693
Net asset value per share	$9.97
Class C
Net assets	$42,577,924
Shares outstanding	4,276,280
Net asset value per share	$9.96
Institutional Class
Net assets	$481,793,241
Shares outstanding	48,380,520
Net asset value per share	$9.96
Institutional 2 Class
Net assets	$15,701,606
Shares outstanding	1,578,021
Net asset value per share	$9.95
Institutional 3 Class
Net assets	$2,169,909
Shares outstanding	217,399
Net asset value per share	$9.98
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Municipal Fund | Annual Report 2020

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$344,985
Interest	38,148,585
Total income	38,493,570
Expenses:
Management services fees	4,277,480
Distribution and/or service fees
Class A	364,408
Class C	473,436
Transfer agent fees
Class A	180,613
Advisor Class	5,195
Class C	49,406
Institutional Class	534,733
Institutional 2 Class	9,622
Institutional 3 Class	249
Compensation of board members	22,755
Custodian fees	7,896
Printing and postage fees	33,278
Registration fees	95,938
Audit fees	34,600
Legal fees	20,089
Interest on inverse floater program	74,393
Interest on interfund lending	28
Compensation of chief compliance officer	297
Other	27,841
Total expenses	6,212,257
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(103,476)
Fees waived by distributor
Class C	(49,761)
Expense reduction	(400)
Total net expenses	6,058,620
Net investment income	32,434,950
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(530,953)
Futures contracts	(427,085)
Net realized loss	(958,038)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(59,567,770)
Net change in unrealized appreciation (depreciation)	(59,567,770)
Net realized and unrealized loss	(60,525,808)
Net decrease in net assets resulting from operations	$(28,090,858)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2020	25

Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$32,434,950	$32,343,985
Net realized loss	(958,038)	(1,898,043)
Net change in unrealized appreciation (depreciation)	(59,567,770)	18,304,119
Net increase (decrease) in net assets resulting from operations	(28,090,858)	48,750,061
Distributions to shareholders
Net investment income and net realized gains
Class A	(7,431,118)	(6,843,361)
Advisor Class	(224,558)	(205,699)
Class C	(1,703,982)	(1,845,717)
Institutional Class	(23,064,873)	(25,914,897)
Institutional 2 Class	(703,071)	(439,319)
Institutional 3 Class	(91,772)	(76,896)
Total distributions to shareholders	(33,219,374)	(35,325,889)
Increase (decrease) in net assets from capital stock activity	(17,349,716)	18,064,373
Total increase (decrease) in net assets	(78,659,948)	31,488,545
Net assets at beginning of year	790,839,132	759,350,587
Net assets at end of year	$712,179,184	$790,839,132
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Municipal Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,743,875	50,636,888	7,249,670	75,986,450
Distributions reinvested	623,120	6,613,618	593,520	6,218,270
Redemptions	(4,925,507)	(51,080,067)	(4,354,244)	(45,497,374)
Net increase	441,488	6,170,439	3,488,946	36,707,346
Advisor Class
Subscriptions	369,414	3,871,871	247,707	2,602,285
Distributions reinvested	21,162	224,150	19,485	204,463
Redemptions	(328,256)	(3,480,602)	(222,415)	(2,323,405)
Net increase	62,320	615,419	44,777	483,343
Class C
Subscriptions	1,021,502	10,981,493	1,227,929	12,842,907
Distributions reinvested	147,796	1,569,311	162,803	1,705,538
Redemptions	(1,659,630)	(17,394,883)	(1,314,980)	(13,749,183)
Net increase (decrease)	(490,332)	(4,844,079)	75,752	799,262
Institutional Class
Subscriptions	11,219,402	117,355,858	12,103,114	126,466,716
Distributions reinvested	1,048,863	11,137,008	1,057,898	11,086,422
Redemptions	(14,959,873)	(154,813,924)	(15,406,410)	(160,734,738)
Net decrease	(2,691,608)	(26,321,058)	(2,245,398)	(23,181,600)
Institutional 2 Class
Subscriptions	2,423,889	25,545,461	569,528	5,946,759
Distributions reinvested	66,367	702,661	41,840	438,556
Redemptions	(1,924,203)	(19,631,308)	(335,438)	(3,499,108)
Net increase	566,053	6,616,814	275,930	2,886,207
Institutional 3 Class
Subscriptions	70,416	749,015	109,467	1,150,525
Distributions reinvested	8,554	90,787	7,272	76,387
Redemptions	(41,073)	(427,053)	(82,100)	(857,097)
Net increase	37,897	412,749	34,639	369,815
Total net increase (decrease)	(2,074,182)	(17,349,716)	1,674,646	18,064,373
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2020	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$10.74	0.42	(0.77)	(0.35)	(0.43)	(0.43)
Year Ended 5/31/2019	$10.56	0.43	0.23	0.66	(0.48)	(0.48)
Year Ended 5/31/2018	$10.64	0.43	(0.05)	0.38	(0.46)	(0.46)
Year Ended 5/31/2017	$10.90	0.45	(0.26)	0.19	(0.45)	(0.45)
Year Ended 5/31/2016	$10.71	0.47	0.19	0.66	(0.47)	(0.47)
Advisor Class
Year Ended 5/31/2020	$10.76	0.44	(0.78)	(0.34)	(0.45)	(0.45)
Year Ended 5/31/2019	$10.57	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.65	0.45	(0.05)	0.40	(0.48)	(0.48)
Year Ended 5/31/2017	$10.92	0.47	(0.27)	0.20	(0.47)	(0.47)
Year Ended 5/31/2016	$10.72	0.49	0.20	0.69	(0.49)	(0.49)
Class C
Year Ended 5/31/2020	$10.74	0.35	(0.77)	(0.42)	(0.36)	(0.36)
Year Ended 5/31/2019	$10.56	0.37	0.22	0.59	(0.41)	(0.41)
Year Ended 5/31/2018	$10.64	0.36	(0.05)	0.31	(0.39)	(0.39)
Year Ended 5/31/2017	$10.90	0.38	(0.26)	0.12	(0.38)	(0.38)
Year Ended 5/31/2016	$10.71	0.40	0.19	0.59	(0.40)	(0.40)
Institutional Class
Year Ended 5/31/2020	$10.75	0.44	(0.78)	(0.34)	(0.45)	(0.45)
Year Ended 5/31/2019	$10.56	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.64	0.45	(0.05)	0.40	(0.48)	(0.48)
Year Ended 5/31/2017	$10.90	0.47	(0.26)	0.21	(0.47)	(0.47)
Year Ended 5/31/2016	$10.71	0.49	0.19	0.68	(0.49)	(0.49)
Institutional 2 Class
Year Ended 5/31/2020	$10.74	0.44	(0.77)	(0.33)	(0.46)	(0.46)
Year Ended 5/31/2019	$10.55	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.63	0.45	(0.04)	0.41	(0.49)	(0.49)
Year Ended 5/31/2017	$10.90	0.48	(0.27)	0.21	(0.48)	(0.48)
Year Ended 5/31/2016	$10.70	0.50	0.20	0.70	(0.50)	(0.50)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia High Yield Municipal Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$9.96	(3.41%)	0.88%(c),(d)	0.87%(c),(d),(e)	3.98%	46%	$164,388
Year Ended 5/31/2019	$10.74	6.42%	0.88%	0.85%(e)	4.16%	35%	$172,655
Year Ended 5/31/2018	$10.56	3.68%	0.88%	0.85%(e)	4.04%	16%	$132,807
Year Ended 5/31/2017	$10.64	1.81%	0.90%(f)	0.84%(e),(f)	4.21%	21%	$130,917
Year Ended 5/31/2016	$10.90	6.27%	0.95%	0.86%(e)	4.33%	10%	$190,262
Advisor Class
Year Ended 5/31/2020	$9.97	(3.30%)	0.68%(c),(d)	0.67%(c),(d),(e)	4.17%	46%	$5,549
Year Ended 5/31/2019	$10.76	6.73%	0.68%	0.65%(e)	4.35%	35%	$5,318
Year Ended 5/31/2018	$10.57	3.89%	0.68%	0.65%(e)	4.24%	16%	$4,752
Year Ended 5/31/2017	$10.65	1.92%	0.71%(f)	0.64%(e),(f)	4.41%	21%	$3,753
Year Ended 5/31/2016	$10.92	6.58%	0.75%	0.66%(e)	4.52%	10%	$4,607
Class C
Year Ended 5/31/2020	$9.96	(4.04%)	1.63%(c),(d)	1.52%(c),(d),(e)	3.34%	46%	$42,578
Year Ended 5/31/2019	$10.74	5.73%	1.63%	1.50%(e)	3.50%	35%	$51,214
Year Ended 5/31/2018	$10.56	3.01%	1.63%	1.50%(e)	3.39%	16%	$49,519
Year Ended 5/31/2017	$10.64	1.15%	1.65%(f)	1.48%(e),(f)	3.58%	21%	$51,775
Year Ended 5/31/2016	$10.90	5.58%	1.70%	1.51%(e)	3.67%	10%	$60,144
Institutional Class
Year Ended 5/31/2020	$9.96	(3.31%)	0.68%(c),(d)	0.67%(c),(d),(e)	4.19%	46%	$481,793
Year Ended 5/31/2019	$10.75	6.73%	0.68%	0.65%(e)	4.35%	35%	$548,850
Year Ended 5/31/2018	$10.56	3.88%	0.68%	0.65%(e)	4.24%	16%	$562,972
Year Ended 5/31/2017	$10.64	2.01%	0.70%(f)	0.64%(e),(f)	4.43%	21%	$604,031
Year Ended 5/31/2016	$10.90	6.48%	0.75%	0.66%(e)	4.55%	10%	$672,655
Institutional 2 Class
Year Ended 5/31/2020	$9.95	(3.28%)	0.64%(c),(d)	0.63%(c),(d)	4.13%	46%	$15,702
Year Ended 5/31/2019	$10.74	6.78%	0.63%	0.60%	4.40%	35%	$10,868
Year Ended 5/31/2018	$10.55	3.92%	0.63%	0.59%	4.30%	16%	$7,767
Year Ended 5/31/2017	$10.63	2.00%	0.61%(f)	0.56%(f)	4.48%	21%	$5,469
Year Ended 5/31/2016	$10.90	6.67%	0.62%	0.57%	4.62%	10%	$7,922
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2020	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$10.77	0.45	(0.78)	(0.33)	(0.46)	(0.46)
Year Ended 5/31/2019	$10.58	0.47	0.23	0.70	(0.51)	(0.51)
Year Ended 5/31/2018	$10.66	0.46	(0.04)	0.42	(0.50)	(0.50)
Year Ended 5/31/2017(g)	$10.48	0.12	0.18(h)	0.30	(0.12)	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
05/31/2017	0.02%	0.02%	0.03%	0.02%	0.02%

(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(i)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia High Yield Municipal Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$9.98	(3.21%)	0.59%(c),(d)	0.58%(c),(d)	4.26%	46%	$2,170
Year Ended 5/31/2019	$10.77	6.83%	0.59%	0.56%	4.45%	35%	$1,933
Year Ended 5/31/2018	$10.58	3.99%	0.59%	0.55%	4.41%	16%	$1,533
Year Ended 5/31/2017(g)	$10.66	2.86%	0.61%(i)	0.53%(i)	4.62%(i)	21%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2020	31

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
32	Columbia High Yield Municipal Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense
Columbia High Yield Municipal Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
May 31, 2020
paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(427,085)
34	Columbia High Yield Municipal Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	1,971,544

*	Based on the ending daily outstanding amounts for the year ended May 31, 2020.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Inverse floater program
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at May 31, 2020 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended May 31, 2020, the average value of short-term floating rate notes outstanding was $6,240,000 and the average interest rate and fees related to these short-term floating rate notes were 1.20% and 0.49%, respectively.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Columbia High Yield Municipal Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
May 31, 2020
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.54% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.54% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
36	Columbia High Yield Municipal Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $400.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Columbia High Yield Municipal Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
May 31, 2020
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	209,988
Class C	—	1.00(b)	14,440

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	0.86%	0.86%
Advisor Class	0.66	0.66
Class C	1.61	1.61
Institutional Class	0.66	0.66
Institutional 2 Class	0.62	0.61
Institutional 3 Class	0.57	0.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
38	Columbia High Yield Municipal Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
At May 31, 2020, these differences were primarily due to differing treatment for trustees’ deferred compensation, tax straddles, distributions, capital loss carryforward, principal and/or interest of fixed income securities, and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
71,652	(71,652)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020				Year Ended May 31, 2019
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
622,469	32,596,905	—	33,219,374	378,912	34,946,977	—	35,325,889
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	7,037,246	—	(14,719,125)	(25,133,093)
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
741,492,668	25,294,692	(50,427,785)	(25,133,093)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(2,414,723)	(12,304,402)	(14,719,125)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia High Yield Municipal Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
May 31, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $362,235,114 and $398,152,215, respectively, for the year ended May 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,500,000	0.67	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2020.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments
40	Columbia High Yield Municipal Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Columbia High Yield Municipal Fund | Annual Report 2020	41

Notes to Financial Statements  (continued)
May 31, 2020
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Municipal securities risk
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At May 31, 2020, two unaffiliated shareholders of record owned 44.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 15.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
42	Columbia High Yield Municipal Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia High Yield Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Municipal Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia High Yield Municipal Fund | Annual Report 2020	43

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Exempt- interest dividends
98.13%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	67	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	67	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	67	None
44	Columbia High Yield Municipal Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	67	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	67	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	67	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	67	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Columbia High Yield Municipal Fund | Annual Report 2020	45

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	67	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	67	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
46	Columbia High Yield Municipal Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia High Yield Municipal Fund | Annual Report 2020	47

 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
48	Columbia High Yield Municipal Fund | Annual Report 2020

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Columbia High Yield Municipal Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN161_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia Adaptive Risk Allocation Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Adaptive Risk Allocation Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Adaptive Risk Allocation Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund pursues consistent total returns by seeking to allocate risks across multiple asset classes.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	06/19/12	5.41	4.85	4.60
	Including sales charges		-0.68	3.62	3.82
Advisor Class*		10/01/14	5.71	5.14	4.79
Class C	Excluding sales charges	06/19/12	4.73	4.09	3.82
	Including sales charges		3.75	4.09	3.82
Institutional Class		06/19/12	5.62	5.12	4.86
Institutional 2 Class		06/19/12	5.69	5.15	4.91
Institutional 3 Class*		10/01/14	5.73	5.21	4.85
Class R		06/19/12	5.22	4.62	4.35
Modified Blended Benchmark			5.99	4.73	6.01
New Blended Benchmark			7.12	5.49	7.73
FTSE Three-Month U.S. Treasury Bill Index			1.75	1.15	0.74
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, maybe worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Modified Blended Benchmark consists of 60% MSCI ACWI (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index.
The New Blended Benchmark consists of 60% MSCI ACWI (Net) Hedged to DM Currencies and 40% Bloomberg Barclays Global Aggregate Bond Hedged Index.
The Bloomberg Barclays Global Aggregate Bond Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
The Bloomberg Barclays Global Aggregate Bond Hedged Index is an unmanaged index that is comprised of several other Bloomberg Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar.
The MSCI ACWI (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI ACWI (Net) captures large and mid cap representation across 23 developed markets and 26 emerging markets countries.
The MSCI ACWI (Net) Hedged to DM Currencies Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of all developed market exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD of developed market currencies by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries.
The FTSE Three-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net) and MSCI ACWI (Net) Hedged to DM Currencies, which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Performance of a hypothetical $10,000 investment (June 19, 2012 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Adaptive Risk Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
4	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Fund at a Glance   (continued)
Portfolio breakdown (%) (at May 31, 2020)
Alternative Strategies Funds	4.5
Common Stocks	6.1
Foreign Government Obligations	13.1
Inflation-Indexed Bonds	13.6
Money Market Funds(a)	34.4
Residential Mortgage-Backed Securities - Agency	8.7
U.S. Treasury Obligations	19.6
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $1,221.4 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure by asset class categories (%)(a) (at May 31, 2020)
Equity Assets	36.6
Inflation-Hedging Assets	20.2
Spread Assets	49.1
Interest Rate Assets	57.1
(a) Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund’s portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund’s portfolio composition and its market exposure are subject to change. Inflation-Hedging Assets may include, but are not limited to, direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives and notes, and U.S. and non-U.S. inflation-linked bonds. Interest Rate Assets generally include fixed-income securities issued by U.S. and non-U.S. governments. Spread Assets generally include any other fixed-income securities.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2020, the Fund’s Class A shares returned 5.41% excluding sales charges. While posting solid absolute gains, the Fund underperformed its Modified Blended Benchmark, which returned 5.99% for the same time period. The Fund also underperformed its New Blended Benchmark, which returned 7.12% for the time period. To compare, the FTSE Three-Month U.S. Treasury Bill Index returned 1.75% during the annual period. The Fund takes a risk-based approach to allocating assets across four primary segments of global capital markets.
During the annual period, the MSCI ACWI (Net) and the Bloomberg Barclays Global Aggregate Bond Index returned 5.43% and 5.59%, respectively, during the annual period. The MSCI ACWI Index (Net) Hedged to DM Currencies returned 6.34%, and the Bloomberg Barclays Global Aggregate Bond Hedged Index returned 7.02%.
Market state policy implementation drove results
The Fund uses a global risk allocation strategy and takes a flexible approach to allocating portfolio risk across multiple asset classes — equity securities, inflation-hedging assets, and fixed-income securities (generally consisting of fixed-income securities issued by governments, which are referred to as interest rate assets, and other fixed-income securities, which are referred to as spread assets). The Fund employs a market state classification process, based on multiple market-based indicators, to identify four distinct market environments and creates a policy or benchmark portfolio with a strategic risk allocation for each environment that is intended to generate attractive risk-adjusted returns in that environment. Allocations of risk to asset classes may differ significantly across market environments. While a global risk-balanced portfolio is what we expect the Fund to be in most often, other market states represent conditions when risk balancing may be less than ideal, and the portfolio can deviate from balance to improve risk-adjusted return potential for that environment. This could be to protect capital in a weakening market or to more fully participate when market conditions are considered favorable. Once a policy portfolio is established, the Fund then employs a tactical overlay process driven by the Columbia Global Asset Allocation Team’s Investment Strategy Outlook. During the annual period ended May 31, 2020, changes to the Fund’s risk allocation using this market state classification process contributed positively to performance relative to maintaining a static neutral state and compared to its Modified Blended Benchmark. However, the Fund underperformed the Modified Blended Benchmark due to diversifying the portfolio with out-of-benchmark positions that underperformed this Modified Blended Benchmark during these months.
The Fund’s absolute returns were positive during the annual period, though our tactical positioning overall was a modest detractor from the Fund’s relative performance during the annual period. Of the broad global asset classes to which the Fund allocates, its exposure to global government fixed-income securities and global equities contributed most positively, as the asset classes overall posted positive absolute returns. Additionally, the Fund’s allocations to spread assets, primarily investment-grade corporate bonds, high-yield bonds, mortgage-backed securities and emerging markets debt, boosted relative results. Conversely, exposure to commodities detracted most, as commodities sold off sharply amid severe supply and demand headwinds in the first several months of 2020.
Market state positioning reflected changing market conditions
The Fund uses an adaptive approach to re-allocate portfolio risk exposures as market conditions change in an effort to improve risk-adjusted returns. We believe no single portfolio is appropriate for all market environments and have identified four distinct market states: highly bullish, bullish, neutral and capital preservation. We expect the Fund to be in the neutral market state the majority of the time. The Fund made several deviations from the neutral market state during the annual period, moving into the bullish market state in August 2019 and into the highly bullish market state in October 2019, December 2019 and January 2020 when market-based indicators became more positive. The Fund subsequently shifted into the capital preservation market state in March 2020 and maintained that market state through May 2020. From a risk allocation perspective, the Fund in the neutral state allocates approximately 50% of the portfolio’s risk allocation in equities, with the remaining 50% of the portfolio’s risk allocation divided among the other asset classes. In the months when the Fund was in a bullish or highly bullish market state, the Fund increased its risk exposure to equities and decreased exposure to interest rates. In the months when the Fund was in a capital preservation state, the Fund decreased risk exposure to equities and increased exposure to interest rates. With these changes, the Fund’s portfolio turnover rate for the 12-month period was 314%.
6	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Many asset classes posted positive absolute returns and demonstrated relative calm during the first eight months of the annual period ended May 31, 2020, as waning recession fears, forecasts for improving global economic growth, a “Phase One” trade deal with China, and an accommodative U.S. Federal Reserve (Fed) helped bolster investor sentiment. U.S. equities achieved record highs in February 2020. Then, fears of the rippling effects of the global COVID-19 pandemic on the economy, on corporate earnings and more began to roil the markets in late February 2020. The sell-off within the U.S. equity markets was swift, with the S&P 500 Index recording its fastest 30% decline in history, taking only 22 trading days from the record high it had reached on February 19, 2020. Exacerbating matters was the plunging of the price of oil to its lowest level since 2002, as the world’s largest oil producers failed to agree on whether to reduce supply as demand collapsed. In response, most central banks and governments took extraordinary measures in an effort to limit financial market stress, mitigate the economic fallout and cushion household and business income. The U.S. Federal Reserve cut interest rates to near zero, committed to buy an unlimited amount of U.S. Treasury and agency mortgage-backed securities and increased the scope of its asset purchase program. On the fiscal front, the U.S. government enacted a more than $2 trillion relief bill, unleashing a massive stimulus plan to stem economic damage.
Following the steep drop, the S& P 500 Index surged to its best weekly gain in 11 years at the end of March 2020 on the unprecedented fiscal and monetary emergency stimulus. In April 2020, U.S. equities then enjoyed their largest monthly gain since January 1987 amid the policy momentum, improved credit market functioning, signs U.S. COVID-19 infections had plateaued and indications some states would soon begin to ease lockdown measures. The U.S. equity market rebound continued in May 2020 on the gradual re-opening of the U.S. to a new normal, even as macroeconomic data indicated measures to stem the spread of COVID-19, including quarantined consumers and business closures, took a severe toll on the U.S. economy. The S&P 500 Index was up 36.06% from its low on March 23 through the end of May 2020.
Against this backdrop, there was a meaningful difference in performance between value and growth equities across the capitalization spectrum within the U.S. equity market. For example, among large cap stocks, the Russell 1000 Growth Index posted a return of 26.25% as compared to the -1.64% return of the Russell 1000 Value Index for the annual period. International equities were weaker overall than U.S. equities. The MSCI EAFE Index (Net), representing developed international market equities, posted a return of -2.81% for the annual period, and emerging markets equities struggled even more, with the MSCI Emerging Markets Index (Net) generating a return of -4.39%.
As U.S. equities sold off in the first quarter of 2020, investors engaged in a “flight to quality,” and the fixed-income asset class overall outperformed equities both for the first quarter and for the 12-month period ended May 31, 2020. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad proxy for the U.S. fixed-income market, posted a return of 9.42%, led by U.S. Treasuries. The Bloomberg Barclays Treasury Index rose 11.36% for the annual period, among the best returns in the capital markets. Securitized bonds and investment-grade corporate bonds also posted strong returns, as measured by the 6.46% return of the Bloomberg Barclays Securitized Index and the 10.03% return of the Bloomberg Barclays U.S. Corporate Bond Index, respectively. In contrast, high-yield corporate bonds and emerging markets bonds, like equities, posted positive absolute returns through the first eight months of the annual period but then experienced significant losses amid the COVID-19-driven turmoil. For the annual period overall, high-yield corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate High Yield Index, returned 1.32%, and emerging markets bonds, as measured by the JPMorgan Emerging Markets Bond Index-Global, returned 1.65%. The Bloomberg Barclays Global Aggregate Bond Index, a broad proxy for the global fixed-income market, returned 5.59% for the annual period.
Returns of inflation-hedging asset classes were mixed during the annual period. Real estate investment trusts (REITs) posted strong returns for the first eight months of the annual period but subsequently gave back those gains and more, resulting in a -14.55% return for the FTSE Nareit Equity REITs index for the annual period. Commodities were also sharply negative. Oil prices, industrial metals and agricultural commodities fell on plummeting demand, even as gold prices rose with investors flocking to perceived safe-haven assets. The Bloomberg Commodity Index posted a -17.05% return for the annual period. Conversely, global inflation-linked bonds, as measured by the Bloomberg Barclays Global Inflation Linked Bond Index (unhedged), returned 5.73% during the annual period.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
Derivative positions in the Fund
During the annual period, the Fund used futures (including bond, currency, equity, index and interest rate futures), currency forwards, options and swaps (including credit default, credit default swap index, interest rate and total return swaps). The Fund used derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset. The Fund also used derivatives to manage its overall risk exposure and to obtain leverage (market exposure in excess of the Fund’s assets) within certain asset classes and during certain market environments in seeking to maintain attractive expected risk-adjusted returns while adhering to the Fund’s risk allocation framework. The use of derivatives allows the Fund to pursue its risk allocation objectives. On a stand-alone basis, the use of these derivatives had a positive impact on the Fund’s return.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Asset allocation does not assure a profit or protect against loss. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Interest payments on inflation-protected securities may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities provide no income. As a non-diversified fund, fewer investments could have a greater effect on performance. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	984.30	1,019.79	5.03	5.12	1.02
Advisor Class	1,000.00	1,000.00	986.00	1,021.03	3.80	3.87	0.77
Class C	1,000.00	1,000.00	980.90	1,016.06	8.72	8.87	1.77
Institutional Class	1,000.00	1,000.00	985.20	1,021.03	3.80	3.87	0.77
Institutional 2 Class	1,000.00	1,000.00	986.00	1,020.98	3.85	3.92	0.78
Institutional 3 Class	1,000.00	1,000.00	985.60	1,021.23	3.60	3.67	0.73
Class R	1,000.00	1,000.00	983.60	1,018.55	6.26	6.37	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	9

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 5.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	43,842,802	158,710,946
Total Alternative Strategies Funds (Cost $165,032,910)		158,710,946

Common Stocks 6.8%
Issuer	Shares	Value ($)
Consumer Discretionary 0.1%
Hotels, Restaurants & Leisure 0.1%
Marriott International, Inc., Class A	25,356	2,244,006
Total Consumer Discretionary		2,244,006
Real Estate 6.7%
Equity Real Estate Investment Trusts (REITS) 6.7%
Alexandria Real Estate Equities, Inc.	78,587	12,080,394
American Homes 4 Rent, Class A	341,625	8,622,615
American Tower Corp.	29,693	7,665,842
AvalonBay Communities, Inc.	46,128	7,196,429
Boston Properties, Inc.	77,573	6,669,727
Camden Property Trust	22,847	2,092,100
Coresite Realty Corp.	43,216	5,394,221
Corporate Office Properties Trust	127,343	3,179,755
CyrusOne, Inc.	25,700	1,910,538
Digital Realty Trust, Inc.	59,414	8,529,474
Duke Realty Corp.	272,559	9,397,834
Equinix, Inc.	23,986	16,733,353
Equity LifeStyle Properties, Inc.	190,406	11,862,294
Equity Residential	76,093	4,608,192
Essex Property Trust, Inc.	27,703	6,725,457
Extra Space Storage, Inc.	55,887	5,407,067
First Industrial Realty Trust, Inc.	219,709	8,322,577
Four Corners Property Trust, Inc.	93,871	2,029,491
Gaming and Leisure Properties, Inc.	242,945	8,391,320
Healthpeak Properties, Inc.	216,327	5,330,297
Highwoods Properties, Inc.	157,888	6,042,374
Host Hotels & Resorts, Inc.	492,193	5,876,784
Investors Real Estate Trust	72,292	5,125,503
Invitation Homes, Inc.	350,283	9,212,443
Life Storage, Inc.	57,332	5,588,723
Common Stocks (continued)
Issuer	Shares	Value ($)
Medical Properties Trust, Inc.	412,361	7,455,487
National Storage Affiliates Trust	95,991	2,880,690
Outfront Media, Inc.	71,490	1,003,720
ProLogis, Inc.	172,256	15,761,424
SITE Centers Corp.	219,584	1,245,041
STORE Capital Corp.	288,055	5,570,984
Sun Communities, Inc.	46,832	6,424,882
Total		214,337,032
Total Real Estate		214,337,032
Total Common Stocks (Cost $222,202,353)		216,581,038

Foreign Government Obligations(b),(c) 14.7%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Canada 0.3%
Canadian Government Bond
06/01/2028	2.000%	CAD	10,108,000	8,225,198
Chile 1.2%
Bonos de la Tesoreria de la Republica en pesos
03/01/2026	4.500%	CLP	26,000,000,000	37,885,807
France 0.6%
French Republic Government Bond OAT(d)
10/25/2027	2.750%	EUR	10,316,000	14,025,833
11/25/2028	0.750%	EUR	4,674,000	5,591,132
05/25/2045	3.250%	EUR	464	838
Total				19,617,803
Indonesia 1.2%
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	585,454,000,000	39,170,519
Italy 0.1%
Italy Buoni Poliennali Del Tesoro(d)
03/01/2047	2.700%	EUR	3,517,000	4,193,111
Japan 4.1%
Japan Government 10-Year Bond
03/20/2028	0.100%	JPY	1,175,550,000	11,067,730
Japan Government 20-Year Bond
06/20/2032	1.500%	JPY	23,300,000	252,046
09/20/2037	0.600%	JPY	549,150,000	5,347,682
06/20/2039	0.300%	JPY	692,250,000	6,367,268
12/20/2039	0.300%	JPY	4,945,000,000	45,460,576
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Foreign Government Obligations(b),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Japan Government 30-Year Bond
03/20/2037	2.400%	JPY	288,250,000	3,596,600
03/20/2047	0.800%	JPY	604,150,000	6,070,921
06/20/2047	0.800%	JPY	337,300,000	3,387,537
09/20/2047	0.800%	JPY	594,800,000	5,977,441
03/20/2048	0.800%	JPY	585,450,000	5,883,565
03/20/2049	0.500%	JPY	354,700,000	3,302,259
06/20/2049	0.400%	JPY	595,200,000	5,385,846
12/20/2049	0.400%	JPY	3,173,000,000	28,639,649
Total				130,739,120
Mexico 1.3%
Mexican Bonos
05/31/2029	8.500%	MXN	770,663,300	40,418,168
New Zealand 0.8%
New Zealand Government Bond
04/20/2029	3.000%	NZD	20,144,000	14,978,197
New Zealand Government Bond(d)
04/15/2037	2.750%	NZD	13,429,000	10,446,257
Total				25,424,454
South Africa 1.5%
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	406,148,000	26,492,828
01/31/2030	8.000%	ZAR	408,017,000	21,909,784
Total				48,402,612
South Korea 1.2%
Korea Treasury Bond
12/10/2028	2.375%	KRW	21,000,000,000	18,546,974
06/10/2029	1.875%	KRW	20,971,000,000	17,811,801
Total				36,358,775
Spain 1.4%
Spain Government Bond(d)
04/30/2029	1.450%	EUR	17,000,000	20,584,739
04/30/2030	0.500%	EUR	21,722,000	24,132,722
Total				44,717,461
United Kingdom 1.0%
United Kingdom Gilt(d)
10/22/2028	1.625%	GBP	10,885,000	15,219,606
06/07/2032	4.250%	GBP	5,928,000	10,741,636
01/22/2045	3.500%	GBP	3,257,133	6,698,398
Total				32,659,640
Total Foreign Government Obligations (Cost $473,306,681)				467,812,668

Inflation-Indexed Bonds 15.2%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Australia 0.5%
Australia Government Bond(d)
11/21/2027	0.750%	AUD	4,199,709	2,955,114
08/21/2035	2.000%	AUD	3,382,701	2,865,071
08/21/2040	1.250%	AUD	2,074,236	1,628,696
Australia Government Index-Linked Bond(d)
09/20/2025	3.000%	AUD	10,001,050	7,708,200
Total				15,157,081
Brazil 0.1%
Brazil Notas do Tesouro Nacional Serie B
08/15/2026	6.000%	BRL	18,477,412	4,151,036
Canada 0.9%
Canadian Government Real Return Bond
12/01/2026	4.250%	CAD	14,499,805	13,481,735
12/01/2031	4.000%	CAD	6,060,775	6,490,093
12/01/2036	3.000%	CAD	4,296,243	4,565,171
12/01/2041	2.000%	CAD	3,870,311	3,887,765
Total				28,424,764
France 0.6%
France Government Bond OAT(d)
07/25/2030	0.700%	EUR	3,121,688	3,983,759
07/25/2032	3.150%	EUR	2,224,238	3,658,965
French Republic Government Bond OAT(d)
07/25/2024	0.250%	EUR	7,661,536	8,912,670
07/25/2040	1.800%	EUR	1,327,684	2,182,604
Total				18,737,998
Italy 0.3%
Italy Buoni Poliennali Del Tesoro(d)
09/15/2026	3.100%	EUR	3,130,630	3,937,037
05/15/2028	1.300%	EUR	2,723,640	3,054,665
09/15/2035	2.350%	EUR	960,973	1,212,089
09/15/2041	2.550%	EUR	667,815	875,541
Total				9,079,332
Japan 0.7%
Japanese Government CPI-Linked Bond
03/10/2026	0.100%	JPY	802,247,040	7,446,349
03/10/2027	0.100%	JPY	1,534,725,224	14,223,751
03/10/2028	0.100%	JPY	252,980,000	2,344,605
Total				24,014,705
New Zealand 0.1%
New Zealand Government Inflation-Linked Bond(d)
09/20/2035	2.500%	NZD	5,000,305	4,253,869

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
May 31, 2020
Inflation-Indexed Bonds (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
South Africa 0.1%
Republic of South Africa Government Bond - CPI Linked
12/31/2050	2.500%	ZAR	48,881,712	1,822,870
United Kingdom 4.8%
United Kingdom Gilt Inflation-Linked Bond(d)
03/22/2024	0.125%	GBP	8,517,877	11,711,397
03/22/2029	0.125%	GBP	12,156,146	19,533,105
03/22/2034	0.750%	GBP	8,981,114	17,608,020
11/22/2037	1.125%	GBP	9,741,270	22,191,018
03/22/2044	0.125%	GBP	10,279,693	22,923,414
03/22/2052	0.250%	GBP	12,792,669	34,304,910
11/22/2056	0.125%	GBP	6,101,203	17,569,341
11/22/2065	0.125%	GBP	1,102,115	3,796,905
03/22/2068	0.125%	GBP	1,054,485	3,862,458
Total				153,500,568
United States 7.1%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%		23,069,169	23,114,794
01/15/2024	0.625%		45,630,430	47,284,813
01/15/2025	0.250%		33,798,419	34,882,629
07/15/2027	0.375%		22,816,018	24,343,891
01/15/2028	0.500%		21,357,150	23,004,549
07/15/2028	0.750%		12,224,829	13,524,940
01/15/2029	0.875%		19,769,569	22,101,265
07/15/2029	0.250%		7,716,496	8,269,884
02/15/2042	0.750%		5,017,684	5,886,030
02/15/2043	0.625%		5,811,768	6,696,932
02/15/2045	0.750%		4,491,418	5,386,513
02/15/2048	1.000%		7,650,453	9,912,396
Total				224,408,636
Total Inflation-Indexed Bonds (Cost $456,331,743)				483,550,859

Residential Mortgage-Backed Securities - Agency 9.8%

Government National Mortgage Association TBA(e)
06/22/2050	3.000%		10,800,000	11,402,437
06/22/2050	3.500%		39,646,000	42,017,417
06/22/2050	4.000%		9,000,000	9,588,164
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(e)
06/17/2035	2.500%	8,848,328	9,258,946
06/17/2035- 06/11/2050	3.000%	69,550,000	73,191,868
06/11/2050	3.500%	67,900,000	71,629,195
06/11/2050	4.000%	69,450,000	73,934,408
06/11/2050	4.500%	17,500,000	18,905,469
Total Residential Mortgage-Backed Securities - Agency (Cost $310,133,101)			309,927,904

U.S. Treasury Obligations 21.9%

U.S. Treasury
08/31/2026	1.375%	43,637,000	46,146,128
08/15/2027	2.250%	83,989,000	94,422,009
11/15/2027	2.250%	81,179,000	91,516,638
08/15/2028	2.875%	71,986,500	85,393,986
11/15/2028	3.125%	69,130,100	83,712,230
05/15/2029	2.375%	67,320,000	77,765,119
08/15/2029	1.625%	67,683,500	73,880,770
11/15/2029	1.750%	65,549,000	72,400,919
02/15/2030	1.500%	64,710,000	69,998,020
Total U.S. Treasury Obligations (Cost $648,209,955)			695,235,819

Money Market Funds 38.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(a),(f)	1,221,295,894	1,221,418,023
Total Money Market Funds (Cost $1,221,271,529)		1,221,418,023
Total Investments in Securities (Cost: $3,496,488,272)		3,553,237,257
Other Assets & Liabilities, Net		(376,807,099)
Net Assets		3,176,430,158

At May 31, 2020, securities and/or cash totaling $80,510,501 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
142,406,000,000 IDR	9,021,603 USD	Citi	06/04/2020	—	(720,819)
21,120,205,000 KRW	17,157,646 USD	Citi	06/04/2020	98,646	—
741,000 MXN	29,832 USD	Citi	06/04/2020	—	(3,575)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
29,823,614,000 CLP	34,945,117 USD	Goldman Sachs	06/04/2020	—	(2,315,612)
185,029,000,000 IDR	11,699,589 USD	Goldman Sachs	06/04/2020	—	(958,800)
4,303,000 GBP	5,386,000 USD	HSBC	06/04/2020	71,749	—
128,769,097 GBP	158,989,530 USD	HSBC	06/04/2020	—	(41,693)
19,616,358,000 JPY	182,588,491 USD	HSBC	06/04/2020	689,161	—
4,655,525,000 JPY	43,155,063 USD	HSBC	06/04/2020	—	(14,871)
903,489,000 MXN	37,233,763 USD	HSBC	06/04/2020	—	(3,498,339)
312,249,000 NOK	32,033,054 USD	HSBC	06/04/2020	—	(89,382)
98,773,000 NZD	60,329,729 USD	HSBC	06/04/2020	—	(983,102)
53,000 PLN	12,572 USD	HSBC	06/04/2020	—	(642)
42,765,000 SEK	4,538,893 USD	HSBC	06/04/2020	227	—
22,626,000 SEK	2,243,968 USD	HSBC	06/04/2020	—	(157,338)
1,527,000 SGD	1,072,407 USD	HSBC	06/04/2020	—	(8,432)
3,700,982 USD	397,137,000 JPY	HSBC	06/04/2020	—	(18,395)
429,732 USD	4,333,000 SEK	HSBC	06/04/2020	30,131	—
728,389,000 ZAR	38,259,786 USD	HSBC	06/04/2020	—	(3,230,474)
192,088,000 AUD	124,824,052 USD	Morgan Stanley	06/04/2020	—	(3,212,421)
50,660,000 CAD	36,064,612 USD	Morgan Stanley	06/04/2020	—	(729,573)
23,865,000 CHF	24,687,251 USD	Morgan Stanley	06/04/2020	—	(127,029)
25,421,000 DKK	3,785,876 USD	Morgan Stanley	06/04/2020	99	—
11,358,000 DKK	1,641,677 USD	Morgan Stanley	06/04/2020	—	(49,792)
170,686,300 EUR	185,717,950 USD	Morgan Stanley	06/04/2020	—	(3,760,175)
25,398,000 GBP	31,413,676 USD	Morgan Stanley	06/04/2020	46,872	—
19,301,000 GBP	23,792,645 USD	Morgan Stanley	06/04/2020	—	(44,297)
57,803,000 HKD	7,454,575 USD	Morgan Stanley	06/04/2020	—	(2,090)
32,292,739 USD	48,523,000 AUD	Morgan Stanley	06/04/2020	50,321	—
31,703,739 USD	43,676,000 CAD	Morgan Stanley	06/04/2020	17,991	—
8,959,011 USD	8,293,000 EUR	Morgan Stanley	06/04/2020	247,013	—
1,833,916 USD	1,456,000 GBP	Morgan Stanley	06/04/2020	—	(35,740)
176,340,000 ZAR	9,211,145 USD	Morgan Stanley	06/04/2020	—	(833,477)
21,478,000 BRL	3,946,348 USD	Standard Chartered	06/04/2020	—	(78,104)
287,555,000,000 IDR	18,240,089 USD	Standard Chartered	06/04/2020	—	(1,432,411)
22,705,072,000 KRW	18,455,657 USD	Standard Chartered	06/04/2020	116,543	—
Total				1,368,753	(22,346,583)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	920	06/2020	AUD	137,051,802	—	(1,697,873)
Canadian Government 10-Year Bond	201	09/2020	CAD	30,881,640	16,576	—
Euro-BTP	250	06/2020	EUR	35,540,000	1,050,601	—
Euro-BTP	166	06/2020	EUR	23,598,560	—	(850,217)
Euro-Bund	174	06/2020	EUR	30,008,040	—	(204,711)
Euro-OAT	296	06/2020	EUR	49,858,240	—	(733,993)
Japanese 10-Year Government Bond	57	06/2020	JPY	8,675,400,000	—	(1,983,855)
Long Gilt	434	09/2020	GBP	59,648,960	—	(39,045)
MSCI EAFE Index	2,816	06/2020	USD	242,964,480	14,934,180	—
MSCI Emerging Markets Index	679	06/2020	USD	31,671,955	—	(11,297)
S&P 500 Index E-mini	1,674	06/2020	USD	254,615,400	42,996,814	—
S&P 500 Index E-mini	2,548	06/2020	USD	387,550,800	—	(175,387)
S&P/TSX 60 Index	228	06/2020	CAD	41,755,920	1,738,671	—
U.S. Treasury 10-Year Note	411	09/2020	USD	57,154,688	108,416	—
U.S. Treasury 5-Year Note	208	09/2020	USD	26,130,000	32,126	—
U.S. Ultra Bond 10-Year Note	181	09/2020	USD	28,476,391	43,241	—
Total					60,920,625	(5,696,378)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
May 31, 2020
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
6-Month NOK NIBOR	Fixed rate of 1.963%	Receives SemiAnnually, Pays Annually	Morgan Stanley	01/10/2030	NOK	60,618,000	(680,897)	—	—	—	(680,897)
3-Month SEK STIBOR	Fixed rate of 0.290%	Receives Quarterly, Pays Annually	Morgan Stanley	03/06/2030	SEK	168,600,000	108,592	—	—	108,592	—
Total							(572,305)	—	—	108,592	(680,897)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 33	Morgan Stanley	06/20/2025	1.000	Quarterly	2.909	USD	277,878,000	3,921,178	—	—	3,921,178	—
Markit CDX North America High Yield Index, Series 34	Morgan Stanley	06/20/2025	5.000	Quarterly	5.494	USD	481,566,120	6,977,311	—	—	6,977,311	—
Markit CDX North America Investment Grade Index, Series 34	Morgan Stanley	06/20/2025	1.000	Quarterly	0.790	USD	406,858,000	4,286,903	—	—	4,286,903	—
Markit iTraxx Europe Main Index, Series 33	Morgan Stanley	06/20/2025	1.000	Quarterly	0.723	EUR	84,560,000	36,535	—	—	36,535	—
Total								15,221,927	—	—	15,221,927	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month SEK STIBOR	Stockholm Interbank Offered Rate	0.177%
6-Month NOK NIBOR	Norwegian Interbank Offered Rate	0.430%
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	257,580,055	420,170,734	(543,323,187)	24,283,344	158,710,946	—	(57,440,188)	4,224,334	43,842,802
Columbia Short-Term Cash Fund, 0.308%
	984,939,760	5,099,637,302	(4,863,305,931)	146,892	1,221,418,023	—	169,929	18,267,622	1,221,295,894
Total	1,242,519,815			24,430,236	1,380,128,969	—	(57,270,259)	22,491,956

(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2020, the total value of these securities amounted to $312,363,120, which represents 9.83% of total net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at May 31, 2020.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	158,710,946	—	—	158,710,946
Common Stocks
Consumer Discretionary	2,244,006	—	—	2,244,006
Real Estate	214,337,032	—	—	214,337,032
Total Common Stocks	216,581,038	—	—	216,581,038
Foreign Government Obligations	—	467,812,668	—	467,812,668
Inflation-Indexed Bonds	—	483,550,859	—	483,550,859
Residential Mortgage-Backed Securities - Agency	—	309,927,904	—	309,927,904
U.S. Treasury Obligations	695,235,819	—	—	695,235,819
Money Market Funds	1,221,418,023	—	—	1,221,418,023
Total Investments in Securities	2,291,945,826	1,261,291,431	—	3,553,237,257
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,368,753	—	1,368,753
Futures Contracts	60,920,625	—	—	60,920,625
Swap Contracts	—	15,330,519	—	15,330,519
Liability
Forward Foreign Currency Exchange Contracts	—	(22,346,583)	—	(22,346,583)
Futures Contracts	(5,696,378)	—	—	(5,696,378)
Swap Contracts	—	(680,897)	—	(680,897)
Total	2,347,170,073	1,254,963,223	—	3,602,133,296
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	17

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,110,183,833)	$2,173,108,288
Affiliated issuers (cost $1,386,304,439)	1,380,128,969
Foreign currency (cost $2,545,003)	2,632,166
Cash collateral held at broker for:
Forward foreign currency exchange contracts	4,315,000
TBA	585,000
Margin deposits on:
Futures contracts	40,067,478
Swap contracts	35,543,023
Unrealized appreciation on forward foreign currency exchange contracts	1,368,753
Receivable for:
Investments sold	168,476,036
Investments sold on a delayed delivery basis	58,966,167
Capital shares sold	8,639,934
Dividends	423,476
Interest	12,478,489
Foreign tax reclaims	129,573
Variation margin for futures contracts	1,202,801
Variation margin for swap contracts	2,171,893
Prepaid expenses	2,008
Trustees’ deferred compensation plan	77,152
Total assets	3,890,316,206
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	22,346,583
Payable for:
Investments purchased	290,585,443
Investments purchased on a delayed delivery basis	369,586,778
Capital shares purchased	2,287,743
Variation margin for futures contracts	1,392,215
Variation margin for swap contracts	25,437,724
Management services fees	1,835,467
Distribution and/or service fees	105,278
Transfer agent fees	133,230
Compensation of chief compliance officer	180
Other expenses	98,255
Trustees’ deferred compensation plan	77,152
Total liabilities	713,886,048
Net assets applicable to outstanding capital stock	$3,176,430,158
Represented by
Paid in capital	3,222,139,149
Total distributable earnings (loss)	(45,708,991)
Total - representing net assets applicable to outstanding capital stock	$3,176,430,158
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
May 31, 2020
Class A
Net assets	$141,074,475
Shares outstanding	13,756,724
Net asset value per share	$10.25
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.88
Advisor Class
Net assets	$41,311,913
Shares outstanding	3,983,795
Net asset value per share	$10.37
Class C
Net assets	$95,089,747
Shares outstanding	9,658,329
Net asset value per share	$9.85
Institutional Class
Net assets	$2,845,593,195
Shares outstanding	274,561,416
Net asset value per share	$10.36
Institutional 2 Class
Net assets	$38,829,397
Shares outstanding	3,737,700
Net asset value per share	$10.39
Institutional 3 Class
Net assets	$14,168,365
Shares outstanding	1,360,490
Net asset value per share	$10.41
Class R
Net assets	$363,066
Shares outstanding	35,843
Net asset value per share	$10.13
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	19

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$6,203,712
Dividends — affiliated issuers	22,491,956
Interest	24,077,519
Foreign taxes withheld	(200,712)
Total income	52,572,475
Expenses:
Management services fees	20,458,219
Distribution and/or service fees
Class A	330,408
Class C	971,035
Class R	1,748
Transfer agent fees
Class A	66,382
Advisor Class	19,992
Class C	48,700
Institutional Class	1,348,385
Institutional 2 Class	17,978
Institutional 3 Class	1,419
Class R	175
Compensation of board members	51,505
Custodian fees	126,481
Printing and postage fees	97,932
Registration fees	211,822
Audit fees	44,987
Legal fees	70,227
Interest on collateral	2,483
Compensation of chief compliance officer	1,095
Other	73,235
Total expenses	23,944,208
Expense reduction	(20)
Total net expenses	23,944,188
Net investment income	28,628,287
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	86,230,537
Investments — affiliated issuers	(57,270,259)
Foreign currency translations	(2,158,935)
Forward foreign currency exchange contracts	35,031,386
Futures contracts	(5,493,649)
Options purchased	(4,576,352)
Swap contracts	(21,333,502)
Net realized gain	30,429,226
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	13,006,291
Investments — affiliated issuers	24,430,236
Foreign currency translations	235,585
Forward foreign currency exchange contracts	(16,895,855)
Futures contracts	67,529,937
Swap contracts	19,563,382
Net change in unrealized appreciation (depreciation)	107,869,576
Net realized and unrealized gain	138,298,802
Net increase in net assets resulting from operations	$166,927,089
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$28,628,287	$61,947,381
Net realized gain	30,429,226	14,896,085
Net change in unrealized appreciation (depreciation)	107,869,576	(4,439,987)
Net increase in net assets resulting from operations	166,927,089	72,403,479
Distributions to shareholders
Net investment income and net realized gains
Class A	(9,500,451)	(6,691,828)
Advisor Class	(2,950,003)	(1,340,117)
Class C	(6,518,987)	(4,694,734)
Institutional Class	(193,500,858)	(149,867,086)
Institutional 2 Class	(2,241,416)	(1,017,275)
Institutional 3 Class	(1,052,791)	(713,106)
Class R	(24,678)	(15,557)
Total distributions to shareholders	(215,789,184)	(164,339,703)
Increase (decrease) in net assets from capital stock activity	325,270,491	(70,059,217)
Total increase (decrease) in net assets	276,408,396	(161,995,441)
Net assets at beginning of year	2,900,021,762	3,062,017,203
Net assets at end of year	$3,176,430,158	$2,900,021,762
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,643,924	38,491,878	2,572,676	27,177,513
Distributions reinvested	870,313	9,242,723	666,278	6,489,542
Redemptions	(2,263,188)	(23,881,177)	(4,033,977)	(42,402,978)
Net increase (decrease)	2,251,049	23,853,424	(795,023)	(8,735,923)
Advisor Class
Subscriptions	2,138,940	22,909,172	1,851,485	19,838,442
Distributions reinvested	274,751	2,948,085	136,244	1,339,278
Redemptions	(1,312,832)	(13,787,328)	(915,455)	(9,725,036)
Net increase	1,100,859	12,069,929	1,072,274	11,452,684
Class C
Subscriptions	1,727,484	17,550,503	1,490,522	15,126,445
Distributions reinvested	623,361	6,376,981	490,456	4,615,193
Redemptions	(2,107,898)	(21,508,517)	(3,062,626)	(31,133,253)
Net increase (decrease)	242,947	2,418,967	(1,081,648)	(11,391,615)
Institutional Class
Subscriptions	71,682,680	759,486,708	63,151,187	675,630,489
Distributions reinvested	17,517,511	187,787,720	14,952,537	146,983,443
Redemptions	(62,974,993)	(679,443,998)	(84,860,461)	(903,078,843)
Net increase (decrease)	26,225,198	267,830,430	(6,756,737)	(80,464,911)
Institutional 2 Class
Subscriptions	2,778,130	29,854,974	1,430,396	15,063,666
Distributions reinvested	208,483	2,241,198	103,260	1,017,111
Redemptions	(1,368,060)	(14,372,694)	(881,340)	(9,326,179)
Net increase	1,618,553	17,723,478	652,316	6,754,598
Institutional 3 Class
Subscriptions	158,518	1,727,852	1,172,838	12,575,719
Distributions reinvested	97,734	1,052,591	72,235	712,957
Redemptions	(128,981)	(1,351,365)	(12,100)	(126,086)
Net increase	127,271	1,429,078	1,232,973	13,162,590
Class R
Subscriptions	4,351	46,482	16,851	178,342
Distributions reinvested	2,331	24,474	1,598	15,408
Redemptions	(11,908)	(125,771)	(7,808)	(83,017)
Net increase (decrease)	(5,226)	(54,815)	10,641	110,733
Class T
Redemptions	—	—	(90,101)	(947,373)
Net decrease	—	—	(90,101)	(947,373)
Total net increase (decrease)	31,560,651	325,270,491	(5,755,305)	(70,059,217)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

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Columbia Adaptive Risk Allocation Fund | Annual Report 2020	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$10.44	0.08	0.51	—	0.59	(0.26)	(0.52)	(0.78)
Year Ended 5/31/2019	$10.81	0.20	0.01	—	0.21	(0.35)	(0.23)	(0.58)
Year Ended 5/31/2018	$10.83	0.04	0.72	—	0.76	—	(0.78)	(0.78)
Year Ended 5/31/2017	$10.01	(0.01)	1.03	0.00(e)	1.02	(0.10)	(0.10)	(0.20)
Year Ended 5/31/2016	$10.17	(0.03)	(0.03)(g)	—	(0.06)	—	(0.10)	(0.10)
Advisor Class
Year Ended 5/31/2020	$10.55	0.10	0.53	—	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.92	0.23	0.01	—	0.24	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.92	0.07	0.71	—	0.78	(0.00)(e)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.08	0.02	1.05	0.00(e)	1.07	(0.13)	(0.10)	(0.23)
Year Ended 5/31/2016	$10.21	(0.01)	(0.02)(g)	—	(0.03)	—	(0.10)	(0.10)
Class C
Year Ended 5/31/2020	$10.05	0.00(e)	0.50	—	0.50	(0.18)	(0.52)	(0.70)
Year Ended 5/31/2019	$10.42	0.11	0.02	—	0.13	(0.27)	(0.23)	(0.50)
Year Ended 5/31/2018	$10.55	(0.04)	0.69	—	0.65	—	(0.78)	(0.78)
Year Ended 5/31/2017	$9.75	(0.08)	1.01	0.00(e)	0.93	(0.03)	(0.10)	(0.13)
Year Ended 5/31/2016	$9.98	(0.10)	(0.03)(g)	—	(0.13)	—	(0.10)	(0.10)
Institutional Class
Year Ended 5/31/2020	$10.55	0.11	0.51	—	0.62	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.91	0.22	0.03	—	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.91	0.06	0.72	—	0.78	(0.00)(e)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.08	0.05	1.01	0.00(e)	1.06	(0.13)	(0.10)	(0.23)
Year Ended 5/31/2016	$10.21	(0.01)	(0.02)(g)	—	(0.03)	—	(0.10)	(0.10)
Institutional 2 Class
Year Ended 5/31/2020	$10.57	0.10	0.53	—	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.93	0.22	0.03	—	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.93	0.06	0.72	—	0.78	(0.00)(e)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.10	0.03	1.03	0.00(e)	1.06	(0.13)	(0.10)	(0.23)
Year Ended 5/31/2016	$10.22	0.00(e)	(0.02)(g)	—	(0.02)	—	(0.10)	(0.10)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$10.25	5.41%	1.01%(c)	1.01%(c),(d)	0.74%	314%	$141,074
Year Ended 5/31/2019	$10.44	2.33%	1.00%	1.00%(d)	1.87%	203%	$120,147
Year Ended 5/31/2018	$10.81	7.07%	0.99%	0.99%(d)	0.33%	210%	$132,920
Year Ended 5/31/2017	$10.83	10.35%(f)	0.99%	0.99%(d)	(0.07%)	396%	$100,790
Year Ended 5/31/2016	$10.01	(0.55%)	1.15%	1.07%(d)	(0.32%)	254%	$140,291
Advisor Class
Year Ended 5/31/2020	$10.37	5.71%	0.76%(c)	0.76%(c),(d)	0.98%	314%	$41,312
Year Ended 5/31/2019	$10.55	2.58%	0.75%	0.75%(d)	2.14%	203%	$30,420
Year Ended 5/31/2018	$10.92	7.26%	0.74%	0.74%(d)	0.59%	210%	$19,764
Year Ended 5/31/2017	$10.92	10.75%(f)	0.74%	0.74%(d)	0.20%	396%	$11,580
Year Ended 5/31/2016	$10.08	(0.25%)	0.90%	0.82%(d)	(0.08%)	254%	$10,908
Class C
Year Ended 5/31/2020	$9.85	4.73%	1.76%(c)	1.76%(c),(d)	0.00%	314%	$95,090
Year Ended 5/31/2019	$10.05	1.56%	1.75%	1.75%(d)	1.10%	203%	$94,648
Year Ended 5/31/2018	$10.42	6.19%	1.74%	1.74%(d)	(0.43%)	210%	$109,335
Year Ended 5/31/2017	$10.55	9.59%(f)	1.74%	1.74%(d)	(0.77%)	396%	$95,199
Year Ended 5/31/2016	$9.75	(1.26%)	1.90%	1.82%(d)	(1.09%)	254%	$61,386
Institutional Class
Year Ended 5/31/2020	$10.36	5.62%	0.76%(c)	0.76%(c),(d)	1.00%	314%	$2,845,593
Year Ended 5/31/2019	$10.55	2.67%	0.75%	0.75%(d)	2.11%	203%	$2,618,924
Year Ended 5/31/2018	$10.91	7.26%	0.74%	0.74%(d)	0.59%	210%	$2,782,662
Year Ended 5/31/2017	$10.91	10.64%(f)	0.73%	0.73%(d)	0.46%	396%	$1,810,897
Year Ended 5/31/2016	$10.08	(0.25%)	0.90%	0.82%(d)	(0.06%)	254%	$25,871
Institutional 2 Class
Year Ended 5/31/2020	$10.39	5.69%	0.77%(c)	0.77%(c)	0.95%	314%	$38,829
Year Ended 5/31/2019	$10.57	2.65%	0.76%	0.76%	2.10%	203%	$22,397
Year Ended 5/31/2018	$10.93	7.24%	0.75%	0.75%	0.57%	210%	$16,033
Year Ended 5/31/2017	$10.93	10.69%(f)	0.73%	0.73%	0.24%	396%	$7,177
Year Ended 5/31/2016	$10.10	(0.15%)	0.79%	0.73%	0.03%	254%	$1,628
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$10.59	0.11	0.52	—	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.95	0.32	(0.07)(g)	—	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.95	0.07	0.72	—	0.79	(0.01)	(0.78)	(0.79)
Year Ended 5/31/2017	$10.11	0.03	1.05	0.00(e)	1.08	(0.14)	(0.10)	(0.24)
Year Ended 5/31/2016	$10.23	0.00(e)	(0.02)(g)	—	(0.02)	—	(0.10)	(0.10)
Class R
Year Ended 5/31/2020	$10.32	0.05	0.52	—	0.57	(0.24)	(0.52)	(0.76)
Year Ended 5/31/2019	$10.69	0.16	0.02	—	0.18	(0.32)	(0.23)	(0.55)
Year Ended 5/31/2018	$10.75	(0.01)	0.73	—	0.72	—	(0.78)	(0.78)
Year Ended 5/31/2017	$9.93	(0.03)	1.03	0.00(e)	1.00	(0.08)	(0.10)	(0.18)
Year Ended 5/31/2016	$10.11	(0.06)	(0.02)(g)	—	(0.08)	—	(0.10)	(0.10)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$10.41	5.73%	0.72%(c)	0.72%(c)	1.04%	314%	$14,168
Year Ended 5/31/2019	$10.59	2.67%	0.71%	0.71%	3.02%	203%	$13,063
Year Ended 5/31/2018	$10.95	7.29%	0.69%	0.69%	0.65%	210%	$3
Year Ended 5/31/2017	$10.95	10.85%(f)	0.67%	0.67%	0.29%	396%	$3
Year Ended 5/31/2016	$10.11	(0.15%)	0.76%	0.69%	0.02%	254%	$2
Class R
Year Ended 5/31/2020	$10.13	5.22%	1.26%(c)	1.26%(c),(d)	0.51%	314%	$363
Year Ended 5/31/2019	$10.32	2.07%	1.25%	1.25%(d)	1.54%	203%	$424
Year Ended 5/31/2018	$10.69	6.75%	1.25%	1.25%(d)	(0.08%)	210%	$325
Year Ended 5/31/2017	$10.75	10.15%(f)	1.22%	1.22%(d)	(0.25%)	396%	$5,900
Year Ended 5/31/2016	$9.93	(0.75%)	1.38%	1.34%(d)	(0.57%)	254%	$861
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	27

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Columbia Adaptive Risk Allocation Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund invests significantly in shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
28	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds (other than ETFs) are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
May 31, 2020
terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
30	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund [purchased and wrote] option contracts [to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains, to facilitate buying and selling of securities for investments, to hedge the security exposure associated with some or all of the Fund’s securities, to synthetically add or subtract principal exposure to a security, to manage exposure to fluctuations in interest rates and to hedge the fair value of the Fund’s investments]. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
May 31, 2020
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount,
32	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
May 31, 2020
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	15,221,927*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	59,669,665*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,368,753
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,250,960*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	108,592*
Total		77,619,897

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	186,684*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	22,346,583
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	5,509,694*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	680,897*
Total		28,723,858

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
34	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(21,230,819)	(21,230,819)
Equity risk	—	(40,002,304)	(4,576,352)	—	(44,578,656)
Foreign exchange risk	35,031,386	—	—	—	35,031,386
Interest rate risk	—	34,508,655	—	(102,683)	34,405,972
Total	35,031,386	(5,493,649)	(4,576,352)	(21,333,502)	3,627,883

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category		Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk		—	—	20,135,687	20,135,687
Equity risk		—	79,544,326	—	79,544,326
Foreign exchange risk		(16,895,855)	—	—	(16,895,855)
Interest rate risk		—	(12,014,389)	(572,305)	(12,586,694)
Total		(16,895,855)	67,529,937	19,563,382	70,197,464
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,634,482,472
Futures contracts — short	99,360,776
Credit default swap contracts — sell protection	913,757,644

Derivative instrument	Average value ($)**
Options contracts — purchased	1,300,640

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	6,133,904	(9,528,556)
Interest rate swap contracts	58,630	(232,157)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2020.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
May 31, 2020
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2020:
	Citi ($)	Goldman Sachs ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	2,171,893	-	2,171,893
Forward foreign currency exchange contracts	98,646	-	791,268	362,296	-	116,543	1,368,753
Total assets	98,646	-	791,268	362,296	2,171,893	116,543	3,540,646
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	25,402,496	-	25,402,496
Centrally cleared interest rate swap contracts (b)	-	-	-	-	35,228	-	35,228
Forward foreign currency exchange contracts	724,394	3,274,412	8,042,668	8,794,594	-	1,510,515	22,346,583
Total liabilities	724,394	3,274,412	8,042,668	8,794,594	25,437,724	1,510,515	47,784,307
Total financial and derivative net assets	(625,748)	(3,274,412)	(7,251,400)	(8,432,298)	(23,265,831)	(1,393,972)	(44,243,661)
Total collateral received (pledged) (c)	(625,748)	(2,540,000)	-	-	(23,265,831)	(1,067,000)	(27,498,579)
Net amount (d)	-	(734,412)	(7,251,400)	(8,432,298)	-	(326,972)	(16,745,082)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
36	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
May 31, 2020
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) a fee that declines from 0.06% to 0.03%, depending on asset levels, on assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment advisory fee to the Investment Manager, (ii) a fee that declines from 0.16% to 0.13%, depending on asset levels, on assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates and (iii) a fee that declines from 0.76% to 0.63%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including affiliated mutual funds, exchange-traded funds and closed-end funds advised by the Investment Manager that do not pay an investment advisory fee, third party closed-end funds, derivatives and individual securities. The effective management services fee rate for the year ended May 31, 2020 was 0.68% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended May 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $508,364, respectively. The sale transactions resulted in a net realized gain of $12,184.
38	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.05
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
May 31, 2020
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	553,772
Class C	—	1.00(b)	7,091

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.25%	1.25%
Advisor Class	1.00	1.00
Class C	2.00	2.00
Institutional Class	1.00	1.00
Institutional 2 Class	1.01	1.01
Institutional 3 Class	0.96	0.97
Class R	1.50	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, post-October capital losses, re-characterization of distributions for investments, swap investments, principal and/or interest of fixed income securities, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
40	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
36,882,123	(36,882,123)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
171,063,896	44,725,288	215,789,184	138,133,761	26,205,942	164,339,703
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
31,935,009	—	—	33,560,221
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,568,573,075	67,389,784	(33,829,563)	33,560,221
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	36,701,751
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	111,212,926
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	41

Notes to Financial Statements  (continued)
May 31, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,560,704,457 and $6,308,218,960, respectively, for the year ended May 31, 2020, of which $4,907,873,187 and $4,614,516,722, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2020.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments
42	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	43

Notes to Financial Statements  (continued)
May 31, 2020
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
44	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At May 31, 2020, affiliated shareholders of record owned 87.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Adaptive Risk Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Adaptive Risk Allocation Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
46	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend
$46,961,552
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	67	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	67	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	67	None
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	47

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	67	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	67	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	67	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	67	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
48	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	67	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	67	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	49

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
50	Columbia Adaptive Risk Allocation Fund | Annual Report 2020

 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Adaptive Risk Allocation Fund | Annual Report 2020	51

Columbia Adaptive Risk Allocation Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN214_05_K01_(07/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker and David M. Moffett, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker and Mr. Moffett are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose report to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2020 and May 31, 2019 are approximately as follows:

2020	2019
$162,000	$154,300

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2020 and May 31, 2019 are approximately as follows:

2020	2019
$1,500	$17,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended May 31, 2020 and May 31, 2019, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2020 and May 31,

2019 are approximately as follows:

2020	2019
$3,000	$32,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal Year 2019 also includes Tax Fees for agreed-upon procedures related to a fund liquidation and a final tax return.

During the fiscal years ended May 31, 2020 and May 31, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2020 and May 31, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31,

2020 and May 31, 2019 are approximately as follows:

2020	2019
$225,000	$235,000

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended May 31, 2020 and May 31, 2019 are approximately as follows:

2020	2019
$229,500	$284,500

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	July 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	July 23, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	July 23, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	July 23, 2020